As Filed with the Securities and Exchange Commission on April 27, 2018

Registration File Nos. 811-22659

333-183060

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 8	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 18	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VLI-2

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices) Depositor’s

Telephone Number, including Area Code: (877) 694-0305

Copy to:

John Piller, Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, NC 28262 (704) 988-5681	Charlotte, NC 28262 (704) 988-4455
(Name and address of agent for service)	(Name and address of agent for service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: M Intelligent Survivorship VUL Flexible Premium Individual Last Survivor Variable Universal Life Insurance Policy.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

MAY 1, 2018

M INTELLIGENT SURVIVORSHIP VUL

Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-2 and TIAA-CREF Life Insurance Company.

This prospectus describes information you should know before investing in the M Intelligent Survivorship VUL, a flexible premium last survivor variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company” or “TIAA Life”). Before you invest, please read this prospectus carefully, along with the Portfolio prospectuses, and keep them for future reference. We issue the Policy on a last survivor basis as M Intelligent Survivorship VUL. We will pay the Death Benefit Proceeds only upon the death of the Last Surviving Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insureds. This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy Value to:

∎	the fixed account options, which credit a specified rate of interest; or
∎	Investment Accounts of TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”), each of which in turn, invests in one of the following series of mutual funds (“Portfolios”)

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Delaware VIP Diversified Income Series—Std Class

Delaware VIP Small Cap Value Series—Standard Class

DFA VA Equity Allocation Portfolio

DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

DFA VIT Inflation Protected Securities Portfolio

John Hancock Emerging Markets Value Trust

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

Neuberger Berman Advisers Management Trust Mid Cap

Intrinsic Value Portfolio—I Class

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class

PIMCO VIT Global Bond Portfolio
(Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PIMCO VIT Total Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Account—Class 1[1]

Prudential Series Fund—Natural Resources Portfolio—Class II

T. Rowe Price® Health Sciences Portfolio

T. Rowe Price® Limited-Term Bond Portfolio

Templeton Developing Markets VIP Fund—Class 1

Vanguard VIF Capital Growth

Vanguard VIF Equity Index

Vanguard VIF High Yield Bond

Vanguard VIF Mid-Cap Index

Vanguard VIF Real Estate Index

Vanguard VIF Small Company Growth

Vanguard VIF Total Bond Market Index

Voya RussellTM Large Cap Growth Index Portfolio—Class I

VY® Clarion Global Real Estate Portfolio—Class I

[1]  Closed to new business 8/15/2013

The prospectuses for the Portfolios provide more information on the Portfolios listed above. Note that the prospectuses for the Portfolios may provide information for other series of the funds that are not available through the Policy. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please note that the Policy and the Portfolios:

∎	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
∎	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact your agent or our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Administrative Office

P.O. Box 1258

Charlotte, NC 28201-1258

855 809-8333

www.tiaa.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium last survivor variable universal life insurance policy. The Policy may be issued either as an individual Policy or as an individual certificate under a group Policy issued through a discretionary group insurance trust. All discussion of the Policy applies to individual Policies and their application forms and to the certificates and their enrollment forms unless specified otherwise.

The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of Investment Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Investment Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy is not suitable as a short term savings vehicle because of substantial Policy level charges. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy. If certain material provisions under the Policy are changed after the date of this prospectus, in accordance with the Policy, those changes will be described in a supplement to the prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Policy and endorsements, which may reflect additional non-material state variations or other non-material variations.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of both Insureds. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Last Surviving Insured. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•

Death Benefit Option A is equal to the greater of: the Total Face Amount; or the minimum death benefit required to satisfy the definition of life insurance under the Code. This option is known as the level death benefit option.

•

Death Benefit Option B is equal to the greater of: the Total Face Amount plus the Policy Value; or the minimum death benefit required to satisfy the definition of life insurance under the Code. This option is known as the increasing death benefit.

•

Death Benefit Option C is equal to the greater of: the Total Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required to satisfy the definition of life insurance under the Code. This option is known as the return of premium death benefit.

When the younger Insured reaches Attained Age 120, the death benefit under any option continues until the Insured’s death, Policy Lapse, or Surrender. The death benefit provided by Base Face Amounts continues. The death benefit provided by Supplemental Face Amounts terminates.

M Intelligent Survivorship VUL Prospectus	1

The Policy also provides a Charitable Giving Benefit which, if you name a charitable beneficiary for the benefit, pays, upon the death of the Last Surviving Insured, an additional death benefit, over and above the death benefit.

A loan of Policy Value could impact the death benefit. Please see “Effect of Policy Loans” for more information.

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose one of two tax tests—the Guideline Premium Test or the Cash Value Accumulation Test—at the time you apply for the Policy. The Guideline Premium Test will be used unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain a higher Policy Value in relation to death benefits.

In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the initial Total Face Amount when you apply for the Policy. At issue, the Total Face Amount is the sum of the Base Face Amount (“BFA”) coverage and any Supplemental Face Amount (“SFA”) coverage provided. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Total Face Amount by applying for additional layers of BFA and SFA. You may also reduce Total Face Amount. After issue, Total Face Amount is the sum of all layers of BFA coverage and all layers of SFA coverage you may elect. Changing the Total Face Amount may have tax consequences. Reductions in Face Amount often create tax issues related to the Guideline Premium Test. You should consult with a tax adviser if you are considering reducing the Face Amount of your Policy.

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit only if the Last Surviving Insured develops a terminal illness. Although usually a tax-free event, in certain circumstances an acceleration of death benefits may have tax consequences.

Extended Maturity Benefit (not available in all states). We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically once the younger Insured reaches 120 years of age. The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the fixed account options. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $500) from your Policy at any time after the end of the Right to Cancel Period while either Insured is still alive. The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value. We charge you interest in arrears on your loan at a current fixed annual rate of 4% in years 1 through 10 and 3% in years 11 and thereafter. We credit interest on amounts in the Loan Account (“earned interest rate”) at a current fixed annual rate of 3%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add from among the additional Riders or endorsements to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

Charitable Giving Benefit. The Policy also provides a Charitable Giving Benefit which, if you name a charitable beneficiary, pays, an additional death benefit, upon the death of the Last Surviving Insured, over and above the Death Benefit Proceeds, equal to one percent (1%) of the Policy’s BFA, but the additional benefit can be no greater than $100,000. The benefit will be paid to an institution accredited as a charity with the IRS under Section 501(c)(3) designated by you. This benefit is

2	Prospectus M Intelligent Survivorship VUL

automatically added at the time of application and prior to the Policy Issue Date. There is no cost for this benefit, however, you must provide us with a beneficiary for it to be payable. A beneficiary can be added or changed at any point while the Policy is inforce.

•

Overloan Protection Endorsement. This Endorsement, at no additional charge except when activated, prevents the Policy from lapsing if the Policy is ever overloaned as defined in the “Riders and Endorsements” section of this prospectus. You may apply for or elect this Endorsement at or after the Policy Issue Date, subject to certain conditions.

•

Policy Split Rider. This Rider allows the base Policy to be split into two single life Policies in the event of a divorce between two married Insureds or business dissolution between two Insured partners or significant shareholders. There is no additional charge for this Rider, which is automatically included with your Policy.

•

Enhanced Policy Split Rider. This Rider allows the base Policy to be split into two single life Policies in the case of significant changes in the Federal Unlimited Marital Deduction. There is no additional charge for this Rider.

•

Estate Protection Rider. This Rider offers an additional death benefit during the first four Policy Years equal to 123% of the Total Face Amount. See the “Riders and Endorsements” section of this prospectus for additional details and limitations. There is no additional charge for this Rider.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect the Insureds own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Financial Condition of TIAA Life

The benefits under your Policy and any rider are paid by us from our General Account assets and/or your Policy Value held in the Separate Account. It is important that you understand how your Policy works and how our ability to meet our obligations affects your Policy. Payment of your Policy and rider benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts. Your Policy Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. See this prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value allocated to the Investment Accounts, such as death benefit exceeding Policy Value allocated to the Investment Accounts, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value allocated to the Investment Accounts are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well, and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state regulation to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements and the financial statements of the Separate Account are located in the Statement of Additional Information (“SAI”). The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. For information on how to obtain a copy of the SAI, see the last page of this prospectus. More information about TIAA Life is available on our website at http:// www.tiaa.org.

M Intelligent Survivorship VUL Prospectus	3

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the fixed account options, then we credit your Policy Value (in the fixed account options) with declared rates of interest, but you assume the risk that the rates may decrease, although they will never be lower than the guaranteed minimum annual effective rates for the Policy.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a Cost of Insurance charge, Administrative Expense Charge, Policy Fee, Asset Based Risk Charge, and a Premium Expense Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Policy Value less outstanding debt is not enough to pay any charges, including the Monthly Charge, and the No- Lapse Guarantee is not in effect, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to the lesser of any unpaid charges plus three current Monthly Charge deductions or the amount needed to satisfy the premium requirement of the No-Lapse Guarantee. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, because there is less guidance with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) may qualify as a life insurance contract under Federal tax law, particularly if you pay the full amount of Premiums permitted under the Policy, because there is less guidance. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Value, and not have a taxable event until there is a distribution from the Policy. Moreover, the death benefit under a Policy is generally excludable from the gross income of the Beneficiary. As a result, except for claim interest, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Lapse occurs while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from inadvertently being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear.

A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Investment Options as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the fixed account options.

We reduce the amount we pay on the death of the Last Surviving Insured by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the fixed account options as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the Portfolios’ prospectuses for more information.

4	Prospectus M Intelligent Survivorship VUL

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying and owning the Policy. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, gender or Underwriting Class, the tables show the minimum and maximum possible charges, as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below.

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Investment Options. Please see the “Charges and Deductions” section for more information, including the methods for deducting the amounts due.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%
Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00
Transfer Charge	Upon transfer	$0.00 on first 12 transfers each Policy Year, $25.00 on each transfer thereafter	$0.00
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.00[1]	$0.001

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

•	the yield on 90-day Treasury bills on the date the application was approved, or

•

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average— Monthly Average Corporate , published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee	At the beginning of each policy month	$20 mo. x 12 = $240	$20 mo. x 12 = $240
Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.4381938 Maximum $56.3965913 Representative Charge[2] $24,061.80	Minimum $0.43819056 Maximum $56.39659128 Representative Charge[2] $19,249.44
Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2,221.08	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $1,776.96

[2]

Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

M Intelligent Survivorship VUL Prospectus	5

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002125
Cost of Insurance[3]— Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002015
Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%	If Policy Value in the Investment Accounts is less than 25% of the face amount: Yrs 1 to 15: 0.60% Yrs 16+: 0.24%
If Policy Value in the Investment Accounts is at least 25% of the face amount: Yrs 1 to 15: 0.42% Yrs 16+: 0.06%
Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1–10: 4.50% Yrs 11+: 3.50%	Yrs 1–10: 4.00% Yrs 11+: 3.00%
Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.
Charges for Other Benefits:[5]
Charitable Giving Benefit		No Additional Charge	No Additional Charge
Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[3]

The Cost of Insurance charges vary based on Issue Ages, gender (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The Cost of Insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed Cost of Insurance charge applicable to Your Policy, and more detailed information concerning your Cost of Insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s gender in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Policy Year 1.

[5]

These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

6	Prospectus M Intelligent Survivorship VUL

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the minimum and maximum total operating expenses charged by the currently available Portfolios that you may pay periodically during the time you own the Policy, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2017. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.12%	1.17%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.16%

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2018. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2017. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically. Certain portfolios may impose a redemption fee. For further information, consult the Portfolios’ prospectus.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Balanced Fund[3]	0.10%	0.00%	0.13%	0.41%	0.64%	0.13%	0.51%
TIAA-CREF Life Bond Fund[4]	0.30%	0.00%	0.06%	0.00%	0.36%	0.01%	0.35%
TIAA-CREF Life Growth Equity Fund[5]	0.45%	0.00%	0.14%	0.00%	0.59%	0.07%	0.52%
TIAA-CREF Life Growth & Income Fund[5]	0.45%	0.00%	0.13%	0.00%	0.58%	0.06%	0.52%
TIAA-CREF Life International Equity Fund[6]	0.50%	0.00%	0.20%	0.00%	0.70%	0.10%	0.60%
TIAA-CREF Life Large-Cap Value Fund[5]	0.45%	0.00%	0.18%	0.00%	0.63%	0.11%	0.52%
TIAA-CREF Life Money Market Fund[7]	0.10%	0.00%	0.16%	0.00%	0.26%	0.11%	0.15%
TIAA-CREF Life Real Estate Securities Fund[8]	0.50%	0.00%	0.16%	0.00%	0.66%	0.09%	0.57%
TIAA-CREF Life Small-Cap Equity Fund[9]	0.46%	0.00%	0.25%	0.00%	0.71%	0.18%	0.53%
TIAA-CREF Life Social Choice Equity Fund[10]	0.15%	0.00%	0.18%	0.00%	0.33%	0.11%	0.22%
TIAA-CREF Life Stock Index Fund[11]	0.06%	0.00%	0.06%	0.00%	0.12%	0.03%	0.09%
Delaware VIP Diversified Income Series—Standard Class	0.58%	0.00%	0.08%	0.00%	0.66%	0.00%	0.66%
Delaware VIP Small Cap Value Series—Standard Class	0.71%	0.00%	0.07%	0.00%	0.78%	0.00%	0.78%
DFA Equity Allocation Portfolio[12,13]	0.30%	0.00%	0.11%	0.26%	0.67%	0.27%	0.40%
DFA VA Global Bond Portfolio	0.22%	0.00%	0.02%	0.00%	0.24%	0.00%	0.24%
DFA VA Global Moderate Allocation Portfolio[13]	0.25%	0.00%	0.02%	0.24%	0.51%	0.11%	0.40%
DFA VA International Small Portfolio	0.50%	0.00%	0.07%	0.00%	0.57%	0.00%	0.57%
DFA VA International Value Portfolio	0.40%	0.00%	0.04%	0.00%	0.44%	0.00%	0.44%
DFA VA Short-Term Fixed Portfolio	0.25%	0.00%	0.02%	0.00%	0.27%	0.00%	0.27%
DFA VA US Large Value Portfolio	0.25%	0.00%	0.02%	0.00%	0.27%	0.00%	0.27%
DFA VA US Targeted Value Portfolio	0.35%	0.00%	0.02%	0.00%	0.37%	0.00%	0.37%
DFA VIT Inflation Protected Securities Portfolio[13]	0.10%	0.00%	0.02%	0.03%	0.15%	0.00%	0.15%
John Hancock Emerging Markets Value Trust	0.95%	0.05%	0.12%	0.00%	1.12%	0.00%	1.12%

M Intelligent Survivorship VUL Prospectus	7

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
VY® Clarion Global Real Estate Portfolio—Class I14	0.89%	0.00%	0.08%	0.00%	0.97%	0.08%	0.89%
Voya RussellTM Large Cap Growth Index Portfolio—Class I15	0.50%	0.00%	0.03%	0.00%	0.53%	0.10%	0.43%
M Large Cap Growth Fund[16]	0.59%	0.00%	0.14%	0.00%	0.73%	0.00%	0.73%
M Large Cap Value Fund[16]	0.45%	0.00%	0.19%	0.00%	0.64%	0.00%	0.64%
M Capital Appreciation Fund[16]	0.90%	0.00%	0.15%	0.00%	1.05%	0.00%	1.05%
M International Equity Fund[16]	0.70%	0.00%	0.20%	0.00%	0.90%	0.00%	0.90%
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	0.85%	0.00%	0.15%	0.00%	1.00%	0.00%	1.00%
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	0.85%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[17]	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%
PIMCO VIT Real Return Portfolio—Institutional Class[18]	0.50%	0.00%	0.39%	0.00%	0.89%	0.00%	0.89%
PIMCO VIT Total Return Portfolio—Institutional Class[19]	0.50%	0.00%	0.04%	0.00%	0.51%	0.00%	0.54%
PVC Equity Income Account—Class 1	0.49%	0.00%	0.01%	0.00%	0.50%	0.00%	0.50%
PVC MidCap Account—Class 1	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%	0.54%
Prudential Series Fund—Natural Resources Portfolio—ClassII[20]	0.45%	0.25%	0.23%	0.01%	0.94%	0.01%	0.93%
T. Rowe Price® Health Sciences Portfolio I	0.95%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%
T. Rowe Price® Limited-Term Bond Portfolio	0.70%	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Templeton Developing Markets VIP Fund—Class 121,	1.05%	0.00%	0.12%	0.00%	1.17%	0.01%	1.16%
Vanguard VIF Capital Growth Portfolio	0.34%	0.00%	0.02%	0.00%	0.36%	0.00%	0.36%
Vanguard VIF Equity Index Portfolio	0.13%	0.00%	0.02%	0.00%	0.15%	0.00%	0.15%
Vanguard VIF High Yield Bond Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
Vanguard VIF Mid-Cap Index Portfolio	0.16%	0.00%	0.03%	0.00%	0.19%	0.00%	0.19%
Vanguard VIF Small Company Growth Portfolio	0.31%	0.00%	0.03%	0.00%	0.34%	0.00%	0.34%
Vanguard VIF REIT Index Portfolio	0.24%	0.00%	0.03%	0.00%	0.27%	0.00%	0.27%
Vanguard VIF Total Bond Market Index Portfolio	0.12%	0.00%	0.03%	0.00%	0.15%	0.00%	0.15%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed 0.10% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and

8	Prospectus M Intelligent Survivorship VUL

expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[8]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[9]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[10]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[11]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2019, unless changed with approval of the Board of Trustees.

[12]	The VA Equity Allocation Portfolio is a new portfolio, so the “Other Expenses” and “Acquired Fund Fees and Expenses” shown are based on anticipated fees and expenses for the first full fiscal year.

[13]

The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2019, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

[14]

The adviser is contractually obligated to limit expenses to 1.50%, 0.90%, 1.15%, and 1.30% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2019. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive a portion of the management fee through May 1, 2019. The management fee waiver for the Portfolio is an estimated 0.01%. Termination or modification of these obligations requires approval by the Portfolio’s board.

[15]

The adviser is contractually obligated to limit expenses to 0.93%, 0.43%, and 0.68% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2019. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The adviser is contractually obligated to waive 0.10% of the management fee through May 1, 2019. Termination or modification of these obligations requires approval by the Portfolio’s board.

[16]

For the period from May 1, 2017 to April 30, 2018, M Financial Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%. As of March 16, 2018 this agreement has been extended from May 1, 2018 to April 30, 2019.

[17]

Other Expenses” include interest expense of 0.6%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.90%, 1.00% and 0.75% for Administrative Class, Advisor Class and Institutional Class shares, respectively.

[18]

Other Expenses” include interest expense of 0.39%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses excluding interest expense is 0.65%, 0.75% and 0.50% for the Administrative Class, Advisor Class and Institutional Class shares, respectively.

[19]

“Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.65%, 0.75%, and 0.50% for the Administrative Class, Advisor Class, and Institutional Class shares, respectively.

[20]

PSF Natural Resources Portfolio: The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

[21]	Restated to reflect reduction in management fee planned to be effective May 1, 2018.

M Intelligent Survivorship VUL Prospectus	9

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Total Face Amount is generally $100,000. At our option, we may have different minimum Total Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Temporary Insurance Agreement (TIA) and made an advanced payment. The temporary coverage begins on the later of the date the TIA is signed and the date the payment is received, has a maximum amount and is subject to other conditions. Pending approval of your application, any advance payments will be held in our General Account.

We will notify you when our underwriting process has been completed. Insurance coverage under the Policy will not take effect until the minimum first Premium has been paid.

STARTING OUT

Generally, we’ll issue you a TIAA Life contract when we receive a completed application form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for surrenders, transfers, withdrawals or payment of death or other benefits), and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request (including, among others, a purchase, surrender or withdrawal request or a request to pay benefits) is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time unless you provide us specific consent to retain the initial premium until your application is complete and in good order. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. If you are planning to fund the Policy with a 1035 exchange, you should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a 10% penalty tax, on the Surrender. If you transfer to us a policy you wish to exchange for our Policy, we will not issue the Policy until we have received an initial Premium from your existing insurance company, and the issuance of the Policy may therefore be subject to delay.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if both the proposed Insureds are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium Expense Charge deducted from Premiums paid, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

10	Prospectus M Intelligent Survivorship VUL

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is alive, the Owner may exercise all of the rights and options described in the Policy. Both Insureds will be the joint owners unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not both Insureds and dies before the Last Surviving Insured, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. We reserve the right to reject assignments that we reasonably believe are intended to develop a secondary market for the Policy, such as selling the Policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits.

Changing the Owner and assigning the Policy may have tax consequences. The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting material change to this prospectus must be filed with the SEC prior to use.

PREMIUMS

MINIMUM INITIAL PREMIUM

The minimum Initial Premium is due on or before the Policy Issue Date. No insurance under the Policy will take effect until the minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed. Any temporary coverage is under a separate policy. The minimum Initial Premium is stated in your Policy and will not be less than $100.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums plus transfers allocated to each fixed account option under a Policy to $500,000 each Policy Year. Note that we cannot accept cash, money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payer to the Owner cannot be identified from the face of the check.

Any time you submit a Premium payment that may impact the status of your contract, we will or have the right to hold, limit, or refund all or part of your Premium payment until we receive sufficient instructions or if required, evidence of insurability. These situations include but are not limited to:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a MEC under the Code, unless you have consented in writing to your Policy becoming a MEC.

M Intelligent Survivorship VUL Prospectus	11

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code— the section of the Code that addresses life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Last Surviving Insured dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Request requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to determine whether the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we become aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. Premiums may be limited after the younger Insured’s age 100. The tax consequences of keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during generally the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, the premiums paid fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of Premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

Special MEC testing rules apply if you reduce the Face Amount of your Policy during the first 7 Policy Years or if your Policy is materially changed. You should consult your tax adviser if you are considering making any Face Amount reduction or another significant change to your Policy.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits— Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Exchanges from a Prior Life Policy. We may accept as part of your first Premium money from another life insurance policy that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax- free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Investment Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•	We will allocate the Net Premium based on the price determined at the end of the Business Day we are

12	Prospectus M Intelligent Survivorship VUL

deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct Monthly Charges pro rata from the Investment Accounts and the fixed account options (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, where you have instructed that all or a portion of the Net Premium be allocated to one or more Investment Accounts, we will allocate that amount to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). We will allocate the remaining portion of your Net Premium (if any) to the Fixed Account. Following the end of the Right to Cancel Period, we will allocate that Policy Value in the Money Market Account among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. We begin measuring the Right to Cancel period the day the Policy is delivered to the Owner.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. The Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the fixed account options and Loan Account, Policy charges, how much you have borrowed or withdrawn and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	Equals the sum of all values in the Investment Accounts, the fixed account options, and the Loan Account.

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the fixed account options or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy Riders; and minus

•	Units redeemed as part of a transfer to another Investment Account, the fixed account options, or the Loan Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

M Intelligent Survivorship VUL Prospectus	13

•	The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

FIXED ACCOUNT OPTION VALUE

The fixed account option value at the end of any day is equal to:

•	the Net Premium(s) allocated to the fixed account option; plus

•	any amounts transferred to the fixed account option (including amounts transferred from the Loan Account); plus

•	interest credited to the fixed account option; minus

•	amounts deducted from the fixed account option to pay for Monthly Charges; minus

•	amounts withdrawn from the fixed account option; minus

•	amounts deducted from the fixed accounts to pay transfer charges, or any other charges incurred in connection with the exercise of rights under the policy Riders; and minus

•	amounts transferred from the fixed account option to an Investment Account or to the Loan Account.

DEATH BENEFIT

In your application for the Policy, you will tell us how much life insurance coverage you want on the life of each Insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount (BFA) and any Supplemental Face Amount (SFA) you elect. We reserve the right to limit the SFA to no more than 80% of the Total Face Amount. There are a number of factors you should consider in determining the combination of coverage in the form of the BFA and the SFA. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” section below.

BASE FACE AMOUNT VS. SUPPLEMENTAL FACE AMOUNT

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of BFA or in the form of SFA. Cost of insurance charges are generally lower on a current basis on the SFA portion. However, these savings are balanced by the following differences:

•	The SFA may be subject to a shorter No-Lapse Guaranteed Period (see “No-Lapse Guarantee”).

•	The SFA portion is not included in the Charitable Giving Benefit.

•	The SFA coverage will expire on the Policy Anniversary nearest the younger Insured person’s 120th birthday.

•	Any SFA with money allocated to a fixed account option will receive a lower guaranteed minimum annual effective credited rate than BFA fixed account allocations.

Please also note that we do not pay compensation to broker-dealers on the SFA portion of the Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office all information required to process the claim for Death Benefit proceeds, including, but not limited to, satisfactory proof of the death of both Insureds and any other information that we may reasonably require. We may require return of the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Last Surviving Insured, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds is paid in one sum, we will pay interest on this sum as required by law. Any interest received will be taxable to the Beneficiary as ordinary income.

We may further adjust the amount of the Death Benefit Proceeds under circumstances of suicide and contestability.

When the younger Insured reaches age 120, the death benefit will be the death benefit option then in effect.

Charges will no longer be deducted from the Policy. Policy Value will continue to be invested in any of the available Investment Options. Loans and withdrawals will continue to be available. Any loans present on the Policy at age 120 will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed. Any SFA coverage will terminate at age 120.

The tax consequences associated with keeping a Policy in force after the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and

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Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Last Surviving Insured. Under any option, when Policy Value minus the amount of outstanding Policy loans is insufficient to cover the Monthly Charge, the Policy enters a Grace Period. See “Policy Lapse and Reinstatement” for further detail. Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Total Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Total Face Amount plus the Policy Value (the Company will calculate the amount of the Death Benefit Proceeds as of the end of the date the Last Surviving Insured dies); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•

the Total Face Amount plus all of the Premiums credited to the Policy since the Issue Date (the Company will calculate the amount of the Death Benefit Proceeds as of the end of the date the Last Surviving Insured dies); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A under the Guideline Premium Test. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Total Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Total Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Total Face Amount (Option A) or exceeds the Total Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Choice of Tax Test. Under either tax test, the Code requires that the Policy’s death benefit not be less than certain defined amounts. The required death benefit in relation to a given amount of Policy Value is generally lower for the Guideline Premium Test than for the Cash Value Accumulation Test, because the Guideline Premium Test also includes an explicit limitation on the cumulative Premiums paid. When you apply for your Policy, the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the younger Insured at the start of the Policy Year, as follows.

Attained Age*|	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

*	For Attained Ages not shown, the percentages will decrease pro rata each year.

Under the Guideline Premium Test we will compute 2 premium limits that apply at issue. These are a Guideline Single Premium and a Guideline Level Premium. Under the Guideline Premium Limitation component of the Guideline Premium Test your cumulative Premiums paid as of any date cannot exceed the greater of a) the Guideline Single Premium, or b) the sum of the Guideline Level Premiums.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s gender (in most cases), Underwriting Class, Issue Age, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider

M Intelligent Survivorship VUL Prospectus	15

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy Anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.

•	If a change in death benefit option would cause your Policy to be classified as a MEC, we will not process the change until you tell us to in a form satisfactory to us.

•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	Both Insureds must be alive and you must give us satisfactory evidence of insurability.

•	After the change, the Total Face Amount can’t be less than the minimum Total Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Total Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

A decrease equal to the Policy Value or the accumulated Premiums on the effective date of the change will be applied first to layers of SFA, from most recent to oldest, and then to layers of BFA, from most recent to oldest.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	Both Insureds must be alive and you may need to give us satisfactory evidence of insurability.

•

We’ll increase the Total Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Total Face Amount on the effective date of the change. The increase will apply to the most recent layer of coverage. If both a BFA and an SFA layer are the most recent layers, the increase will apply to the most recent BFA layer.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	Both Insureds must be alive and you must give us satisfactory evidence of insurability.

•

We’ll adjust the Total Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will increase the Total Face Amount by Policy Value less accumulated Premiums paid. A change from Option C to Option B will increase the Total Face Amount by accumulated Premiums paid less Policy Value.

•

If the increase in Total Face Amount is positive, the increase will apply to the most recent layer of coverage. If both a BFA and an SFA layer are the most recent layers, the increase will apply to the most recent BFA layer. If the increase in Total Face Amount is negative, so that there is a decrease in Total Face Amount, the decrease will apply first to layers of SFA, from most recent to oldest, and then to layers of BFA, from most recent to oldest.

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PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the both Insureds and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Last Surviving Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest as required by law. Any interest paid will be taxable to the Beneficiary.

Payment Methods. You can choose for your Beneficiaries to receive the Death Benefit Proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your Beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy other than in a lump sum. You may choose to have proceeds paid on a guaranteed interest basis or paid on a basis that varies with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

CHARITABLE GIVING BENEFIT

The Charitable Giving Benefit pays, upon the death of the Last Surviving Insured, an additional death benefit, over and above the Death Benefit Proceeds, equal to one percent (1%) of the Policy’s BFA, but the additional benefit can be no greater than $100,000. Any SFA does not increase the amount of the additional benefit. The Beneficiary may be chosen at any time during the life of the Policy. There is no additional charge for this benefit. The designated beneficiary of this benefit must be any organization accredited as a charity with the IRS under section 501(c) (3) of the Code. The Charitable Giving Benefit may not be available in all states. The Charitable Giving Benefit may have Tax Consequences.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Last Surviving Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve (12) months or less. We will require you to submit acceptable proof to us of the Last Surviving Insured’s terminal illness and of the death of the other Insured before we approve your application for the accelerated death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds reduced by:

•

one year of interest at a rate equal to the greater of the yield on a 90-day Treasury bill on the date we approve your application; or the rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

•	an Administrative Expense Charge not to exceed $200; and

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the accelerated proceeds to the death benefit of the Policy before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If the Last Surviving Insured is diagnosed with a terminal illness, you are not obligated to exercise this option as this is an optional benefit. We will not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement or any other form of public assistance.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Total Face Amount, Policy Value and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the death benefit of the Policy before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

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CHANGING THE BFA AND SFA

You select the BFA and any SFA when you apply for the Policy. You may request coverage increases to the BFA and SFA at any time after the policy has been inforce for 30 days, and subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amounts may have tax consequences. In particular, decreasing the Face Amount of a Policy using the Guideline Premium Test may require us to, at some later date determined by the mechanical operation of this Test, withdraw part of your Policy Value each year to permit your Policy to satisfy the test. You should consult a tax adviser before Changing the Face Amount.

Unscheduled Increases

•	You may increase the BFA or the SFA by submitting an application and providing evidence of insurability for both Insureds satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Policy Value less any Outstanding Loan Amounts must be greater than or equal to the Monthly Charges then due.

•	An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that both Insureds are alive on that date.

•

You may not increase the BFA or the SFA on or after either Insured’s Attained Age 91. Both Insureds must be alive on the date we receive your request in order to increase the Face Amount. If either Insured’s Attained Age is 76 or older, there may be additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in the BFA and the SFA will have its own Underwriting Classes and associated charges.

•	We reserve the right to limit increases in the BFA or the SFA to one increase in any 12-month period.

Scheduled Increases

•

At time of application, you may choose to schedule increases in the SFA. Additional evidence of insurability will not be required at the time the increases are scheduled to go into effect. Further, no deterioration in either Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amount to their income and anticipate annual increases in compensation or a growing estate. Scheduled increases will have limits based on underwriting rules then in effect. We reserve the right to limit increases based on financial underwriting reasons.

•

Scheduled increases are subject to limits on amounts based on the initial death benefit and the younger Insured’s age and other underwriting rules then in effect. We reserve the right to limit increases based on financial underwriting reasons.

•	Scheduled increases may be scheduled annually or at specified annual intervals.

•	If a scheduled increase is declined or you elect a decrease in Total Face Amount, all future scheduled increases are cancelled, but previous scheduled increases will remain in effect.

•	Scheduled increases may be requested only at Policy issue and apply to the initial SFA layer of coverage either elected at issue or subsequently.

Decreases

•	You must submit an Acceptable Request to decrease the Total Face Amount, but you may not decrease the Total Face Amount below the minimum specified in the Policy.

•	Decreasing the Total Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	At least one Insured must be alive on the date we receive your request in order to decrease the Total Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	Any decrease will first reduce any SFA layers of coverage from most recent to oldest and then reduce BFA layers of coverage from most recent to oldest.

•

If a decrease in Total Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Request with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your Acceptable Request.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your Acceptable Request unless you request other arrangements.

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A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to make a partial withdrawal of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $500.

•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.

•	An Insured must be alive and the Policy must be in force when you make your request.

•

You can specify the Investment Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Investment Options in proportion to the Policy Value attributable to each Investment Option before the partial withdrawal.

•

If Death Benefit Option A or Option C is in effect, we will reduce the Total Face Amount by the amount of the partial withdrawal. We will apply the decrease first to SFA layers of coverage, from most recent to oldest.

•	A partial cash withdrawal will not reduce the Total Face Amount if Death Benefit Option B is in effect.

•	We will not allow a partial withdrawal to reduce the Total Face Amount below $1,000.

•

We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request.

•

If a partial withdrawal could cause the Policy to fail to qualify as life insurance under the Code, you should either reduce the amount of the withdrawal or Surrender the Policy to avoid potential adverse tax consequences.

•

If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Request with specific instructions to that effect.

•	No partial withdrawals may be taken after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Investment Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Investment Option you are transferring from, if less.

•	The total amount of transfers in any Policy Year from the Fixed Account is limited as follows:

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy Year cannot exceed the greatest of:

•	$2,000 or

•	25% of the current balance in the Fixed Account or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

•	The total amount of transfers in any Policy Year from the Enhanced Fixed Account is limited as follows:

•	Any transfer from the Enhanced Fixed Account may be delayed up to six months.

•	Total transfers from the Enhanced Fixed Account during any Policy Year cannot exceed the greatest of:

•	$2,000 or

•	10% of the current balance in the Enhanced Fixed Account or

•	the amount transferred from the Enhanced Fixed Account in the immediately preceding Policy Year.

It may take a number of years to transfer substantial value from the fixed account options to the Investment Accounts.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Investment Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Investment Options involved. If the transfer targets more than one Investment Option, we’ll deduct any transfer charge from all the target Investment Options in proportion to the amount transferred into each Investment Option.

M Intelligent Survivorship VUL Prospectus	19

•

We process transfers to and from Investment Accounts based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Investment Option into the Investment Option you are transferring to. If you are transferring to more than one Investment Option, we will transfer the remaining amount into the Investment Options you are transferring to in proportion to your transfer instructions.

TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Investment Options in an effort to “time” the market. As money is shifted in and out of these Investment Options, we incur transaction costs, and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities because of the time zone differences in the operations of the markets.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 30-day calendar period, an Owner redeems or exchanges any monies out of an Investment Option that holds shares of a Portfolio, subsequently purchases or exchanges any monies back into that same Investment Option holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Option, the Owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Option holding shares of the Portfolio through a purchase or exchange for 30 calendar days. An Investment Option that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs do not count toward these transfer limitations.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Option in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the Separate Account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Owners. We reserve the right to waive these policies where management believes that the waiver is in the Owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Policy is not appropriate for market timing. You should not invest in the Policy if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.

Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as Investment Options under the Policy may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing and excessive trading policies established by the Portfolio.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with an Acceptable Request. Dollar cost averaging is an investment strategy designed to reduce

20	Prospectus M Intelligent Survivorship VUL

the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the fixed account options or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. You chose an amount (minimum $100) to be automatically transferred from the fixed account options or the Money Market Account to your designated “target Investment Options” in the percentage or dollar amount selected. Limits on transfers out of the fixed accounts described in Transferring among investment options apply to transfers that are part of a dollar cost averaging program. You may have multiple target Investment Options. If you do not select an Investment Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to return premium paid during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated. There is no additional charge to participate in a dollar cost averaging program. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the fixed account options or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We may modify, suspend or discontinue the dollar cost averaging program at any time. We will give you at least 30 days advanced written notice if we discontinue the program.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with an Acceptable Request. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis. Limits on transfers out of the fixed accounts described in Transferring among investment options apply to transfer that are part of the automatic account rebalancing program.

Under current administrative practices we allow you to start only one automatic account rebalancing program in any Policy Year or successive 12-month period. Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program. We will give you at least 30 days advanced written notice if we discontinue the program.

Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from or secured by a Policy, including any addition of unpaid interest to the loan may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $500.

•	The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value.

•

The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Investment Options. If you do not specify any particular Investment Option, we will transfer the loan amount on a pro rata basis from all of your Investment Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at a current annual interest rate of 4.00% in Policy Years 1-10 and 3% in years 11 and thereafter. Charged

M Intelligent Survivorship VUL Prospectus	21

interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

We credit interest on amounts in the Loan Account (“earned interest rate”) at a current annual interest rate of 3.00%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Investment Options (per your instructions or pro rata to or from each of your Investment Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Policy Value less any Outstanding Loan is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•

You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Investment Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide an Acceptable Request for the payments to be applied as loan repayments.

•	We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Last Surviving Insured.

•

If your Outstanding Loan Amounts cause the Policy Value less the Outstanding Loan Amount on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period, unless the No- Lapse Guarantee is in effect or unless your Policy has become Overloaned. See “Policy Lapse and Reinstatement” and “Riders and Endorsements— Overloan Protection Endorsement.”

•

We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock Exchange is unexpectedly closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Effect of Policy Loans.   A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and will not be credited with the interest rates accruing on the fixed account options. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the fixed account options are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the rules of fiduciary responsibility of Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”), by a person that is a “party-in-interest” or “disqualified person” with respect to the plan as defined in ERISA or Section 4975 of the Code, respectively, the loan may be treated as a “prohibited transaction” subject to certain penalties and excise taxes unless it complies with the requirements of a statutory or administrative exemption. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The Lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

22	Prospectus M Intelligent Survivorship VUL

INTERNET, TELEPHONE AND FACSIMILE REQUESTS

You can use the TIAA Life Web Center’s account access feature to check your Policy Value, Investment Option values and current allocation percentages, and make transfers. You will be led through the transaction process, and we will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA Life Internet home page at www.tiaa.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 855 809-8333. Fax requests can be made at 704 595-5514.

Computer, telephone and fax systems may not always be available. Any system, whether it is yours, your service provider’s, your registered representatives, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We may not be able to verify that you are the person providing instructions through the Web Center or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, your Policy will enter a Grace Period and possibly Lapse when the Policy Value less the Outstanding Loan Amount is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits. The Lapse of your Policy may have adverse tax consequences, whether or not you have an outstanding loan balance, and irrespective of any Reinstatement. You should consult with a tax adviser if you are considering allowing your Policy to Lapse.

Your Policy will not Lapse if you make a payment before the end of the Grace Period at least equal to:

(a)	The amount sufficient to cover any unpaid Monthly Charges, any excess of loan interest charged over Loan Account interest credited, and three current Monthly Charge deductions or

(b)	the amount needed to satisfy the No-Lapse Guarantee premium requirement plus three Minimum Monthly No-Lapse Premiums.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Last Surviving Insured dies during the Grace Period, we will pay the Death Benefit Proceeds.

NO-LAPSE GUARANTEE (NLG)

A No-Lapse Guarantee will reduce the impact of poor investment performance and risk of Policy termination. The No-Lapse Guarantee Period is the earlier of 20 years or the younger Insured’s Attained Age 75, but not less than 5 years. This benefit guarantees the Policy will not terminate during the designated period as long as the Premiums paid, less partial withdrawals and any Outstanding Loan Amount, exceed the sum of minimum monthly NLG Premiums. The NLG Premium varies by the Issue Ages, genders, death benefit option, Face Amount, and underwriting status. BFA and SFA have different NLG Premiums. The monthly NLG Premiums are shown in your Policy or in an endorsement to the Policy.

At any one time, there is one monthly NLG Premium for the entire Policy that equals the sum of the NLG Premiums for the BFA and SFA across all layers of coverage. The NLG Premium is not an extra premium. At any point in time, either the entire Policy satisfies the NLG Premium requirement, or the entire Policy does not. The premium requirement is not evaluated separately for each layer of coverage.

If the premium requirement is satisfied, during the first five Policy Years, the NLG guarantees the death benefits associated with BFA and SFA of all coverage layers will remain in force. After the first five Policy Years, for the remainder of the No-Lapse Guarantee Period, the NLG guarantees the death benefits associated only with BFA of all coverage layers will remain in force.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while one Insured is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

•

Payment of an amount that is sufficient to make your Policy Value less any Outstanding Loan Amount positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount that is sufficient to cover three current Monthly Charge deductions.

If only one Insured is living, you may only reinstate the Policy if the other Insured died while the Policy was still in force.

M Intelligent Survivorship VUL Prospectus	23

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Expense Charge. Reinstatement may not avoid any adverse tax consequences created by a Lapse. You should consult a tax adviser before reinstating a Policy after a Lapse.

THE COMPANY AND THE FIXED ACCOUNT OPTIONS

TIAA-CREF LIFE INSURANCE COMPANY

The Contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA-CREF Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, form the principal retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE FIXED ACCOUNT OPTIONS

We have not registered the fixed account options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed account options.

We currently offer two fixed account options—a standard Fixed Account and an Enhanced Fixed Account. Both are investment options under the Policy. Generally, but not necessarily always the case, the current interest rate credited on allocations to the Enhanced Fixed Account will be greater than that credited to allocations to the standard Fixed Account. In return, transfers out of the Enhanced Fixed Account are more restrictive than transfers from the standard Fixed Account. (Refer to the Transfers provision for more information on transfer restrictions.) These fixed account options are part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations under the policies we issue, including the Policies other than those obligations funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the fixed account options assets. We bear the full investment risk for all amounts allocated or transferred to the fixed account options. We guarantee that the amounts allocated to the fixed account options will be credited interest daily at a net effective annual interest rate of at least 2.50% multiplied by the percentage of Total Face Amount at issue that is BFA plus 2.00% multiplied by the percentage of Total Face Amount at issue that is SFA. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The fixed account options values will not share in the investment performance of our General Account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the fixed account options may not exceed the minimum guaranteed rate. Any amounts in the fixed account options are subject to our financial strength and claims-paying ability.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may be subject, however, to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

THE SEPARATE ACCOUNT AND THE INVESTMENT ACCOUNT OPTIONS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account, and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “Separate Account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

24	Prospectus M Intelligent Survivorship VUL

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our General Account and our other Separate Accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. The prospectus for each Portfolio is available by contacting us and on our website, www.tiaa.org. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio company on the cover page of the summary prospectus.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio and currently range up to an annualized rate of 0.10% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, TIAA-CREF Individual and Institutional Services, LLC (“TC Services”) and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to an annualized rate of 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We have added TIAA-CREF Portfolios at least in part because they are managed by our affiliate, Teachers Advisors, LLC. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocation from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses. You should read these prospectuses carefully.

M Intelligent Survivorship VUL Prospectus	25

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Balanced Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, consisting of capital appreciation and current income.
TIAA-CREF Life Bond Fund	Teachers Advisors, LLC.	Seeks a favorable long-term return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, LLC.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund	Teachers Advisors, LLC.	Seeks high current income consistent with maintaining liquidity and preserving capital.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, LLC.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social and governance (“ESG”) criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Delaware VIP Diversified Income Series—Std Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.
DFA VA Equity Allocation Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation
DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd, (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	Seeks total return consisting of capital appreciation and current income.
DFA VA International Small Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd, (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.
DFA VA International Value Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd, (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.
DFA VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd, (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks a stable real return in excess of the rate of inflation with a minimum of risk.

26	Prospectus M Intelligent Survivorship VUL

Portfolio	Investment Manager	Investment Objective
DFA VA US Large Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA US Targeted Value Portfolio DFA VIT Inflation Protected Securities Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor) DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation. Seeks to provide inflation protection and earn current income consistent with inflation-protected securities.
John Hancock Emerging Markets Value Trust	John Hancock Investment Management Services, LLC.	Seeks long-term capital appreciation.
M Large Cap Growth Fund	M Financial Investment Advisers, Inc. DSM Capital Partners LLC (sub-adviser)	Seeks to provide long-term capital appreciation.
M Large Cap Value Fund	M Financial Investment Advisers, Inc. AJO, L.P. (sub-adviser)	Seeks to provide long-term capital appreciation.
M Capital Appreciation Fund	M Financial Investment Advisers, Inc. Frontier Capital Management Company, LLC (sub-adviser)	Seeks to provide maximum capital appreciation.
M International Equity Fund	M Financial Investment Advisers, Inc. Northern Cross LLC (sub-adviser)	Seeks to provide long-term capital appreciation.
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	Neuberger Berman Investment Advisers LLC	Seeks growth of capital.
PIMCO Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PVC Equity Income Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide current income and long-term growth of income and capital.
PVC MidCap Account—Class 1	Principal Management Corporation Principal Global Investors, LLC (sub-advisor)	Seeks long-term growth of capital.
Prudential Series Fund—Natural Resources Portfolio—Class II	PGIM Investments LLC Allianz Global Investors U.S. LLC. (sub-adviser)	Seeks long-term growth of capital.
T Rowe Price® Health Sciences Portfolio I	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
T Rowe Price® Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	Seeks a high level of income consistent with moderate fluctuations in principal value.
Templeton Developing Markets VIP Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.
Vanguard VIF Capital Growth Portfolio	PRIMECAP Management Company	Seeks to provide long-term capital appreciation.
Vanguard VIF Equity Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of large- capitalization stock.
Vanguard VIF High Yield Bond Portfolio	Wellington Management Company, LLP	Seeks to provide a high level of current income.
Vanguard VIF Mid-Cap Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of mid- capitalization stocks.
Vanguard VIF Small Company Growth Portfolio	ArrowMark Colorado Holdings, LLC, and The Vanguard Group, Inc.	Seeks to provide long-term capital appreciation.

M Intelligent Survivorship VUL Prospectus	27

Portfolio	Investment Manager	Investment Objective
Vanguard VIF Real Estate Index Portfolio	The Vanguard Group, Inc.	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Vanguard VIF Total Bond Market Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a broad, market- weighted bond index.
Voya Russell Large Cap Growth Index Portfolio— Class I	Voya Investments, LLC Voya Investment Management Co. (sub-advisor)	Seeks investment results that correspond to the total return of the Russell Top 200® Growth Index.
VY Clarion Global Real Estate Portfolio—Class I	VY Investments, LLC ING Clarion Real Estate Securities (sub-advisor)	Seeks high total return consisting of capital appreciation and current income.

Note that the prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their managers have advised us that these Portfolios are not available for purchase directly by the general public and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

28	Prospectus M Intelligent Survivorship VUL

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

•	the fixed account options.

To affect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your Policy. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will seek your instructions regarding how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Investment Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Last Surviving Insured dies sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the General Account will be less than the interest rate credited in the fixed account options.

PREMIUM EXPENSE CHARGE

Prior to allocation of Premium, to the fixed account options and/or Investment Accounts, we deduct a Premium Expense Charge from each Premium to reimburse us for certain sales costs and for certain taxes levied upon issued Policies. The tax portion of the charge reimburses us for state, municipality and federal taxes levied upon issued Policies; it is determined based upon tax liabilities for all Policies in all jurisdictions and reflects an average of those liabilities. The sales costs portion is applicable to the various expenditures incurred in marketing and selling the Policy. We credit the remaining amount (the Net Premium) according to your allocation instructions.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and on-going administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions on a pro rata basis (i.e., in the same proportion that the Policy Value in each Investment Option bears to the total Policy Value across all Investment Options prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the fixed account options based upon your instructions. If an Investment Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Investment Option pro rata from the other Investment Options you have specified, unless you provide us with new instructions. If no Investment Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Investment Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

M Intelligent Survivorship VUL Prospectus	29

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has five components:

•	a monthly Policy Fee

•	a monthly Administrative Expense Charge;

•	a monthly Asset Based Risk Charge;

•	the monthly Cost of Insurance charge; and

•	charges for Riders.

Monthly Policy Fee. We assess a monthly policy charge to help cover our costs of issuing and administering the Policy and for such activities as processing claims, maintaining records and communicating with you.

The annualized Policy Fee is $240. Since there is a minimum cost to issue any Policy, having a fixed monthly charge helps assure that smaller Policies pay their share of Policy costs. In no event will the Policy Fees imposed exceed this amount. We reserve the right to reduce or waive the Policy Fee for particular Policies when we anticipate that our administrative and operating expenses will be lower.

Administrative Expense Charge. The Administrative Expense Charge is a monthly charge to help cover our costs of issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you. This charge also helps cover the same costs addressed by the fixed Monthly Policy Fee. Since these costs increase for larger amounts of coverage, the Administrative Expense Charge is a percentage of each layer of BFA and SFA coverage to help assure that larger Policies pay their share of Policy costs. The duration of this charge is 5 years from the Policy Date and each BFA and SFA increase date that creates a new layer of coverage. For each layer of BFA and SFA still in force, the charge is determined by multiplying the initial amount of each layer by its applicable rate. The rate will vary based upon Attained Ages, gender, and Underwriting Classes, at the time the layer is added. The rate will also vary between BFA and SFA layers of coverage.

Asset Based Risk Charge. This charge is for the risks we assume with respect to the Policy, including the risk that mortality is higher than expected, company administrative and sales costs are higher than expected, and persistency in early Policy Years is less than expected. It is a percentage of the Policy Value of the Investment Accounts. The current and guaranteed annualized charge is 0.60% in Policy Years 1–15 and 0.24% in years 16 and thereafter. While the Policy Value of the Investment Accounts is less than 25% of the Total Face Amount, the current annualized charge equals the guaranteed annualized charge. While the Policy Value of the Investment Accounts is at least 25% of the Total Face Amount, the current annualized charge is 0.42% in Policy Years 1–15 and 0.06% thereafter.

Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to pay other legitimate costs arising from the issuance of the Policy.

If we approve an increase in your Policy’s Total Face Amount, through increases in BFA or SFA new layers of coverage will be created. We calculate the Cost of Insurance charge separately for each layer of BFA and SFA coverage. The charge for each layer depends on your Policy’s death benefit option, Policy Value, and gender (in most states). It also depends on the Underwriting Classes of the layer, the Attained Ages at the time the layer is added, the number of years the layer has been in force, the face amount of the layer, and whether the layer consists of BFA or SFA coverage.

The Cost of Insurance charge is equal to:

•	the sum across all layers of each layer’s cost of insurance rate, multiplied by that layer’s Net Amount at Risk

The Net Amount at Risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus

•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly Cost of Insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the Cost of Insurance charge separately for each layer of BFA and SFA coverage. If we approve an increase in your Policy’s Total Face Amount, then different Underwriting Classes and a different cost of insurance rate may apply to the increase, based on each Insured’s circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the BFA and any SFA, and for any increase in the BFA and any SFA. The Net Amount at Risk will be pro-rated according to the BFA coverage and any SFA coverage. The respective cost of insurance rates will be applied to the pro- rated Net Amount at Risk. In determining each Net Amount at Risk, we allocate the Policy Value among the BFA and any SFA and any increments of BFA and SFA in proportion to their respective totals. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial BFA and SFA and any increments of the BFA and SFA in proportion to their totals. The Net Amount at Risk is affected by investment performance, loans, payment of Premiums, Policy fees and charges, the death benefit option, partial withdrawals, and changes in the BFA and SFA.

Cost of Insurance Rates. As stated above, We base the cost of insurance rates on each Insured’s Underwriting

30	Prospectus M Intelligent Survivorship VUL

Class, Issue Age, BFA, any SFA, death benefit option, number of full years insurance has been in force, and gender (in most states). The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table, Age Nearest Birthday, Smoker or Non-smoker, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed rates are based on a blend of the Male and Female 2001 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday, Smoker or Nonsmoker. The maximum cost of insurance rate for a layer of coverage depends only on each Insured’s Attained Age when the layer was added, gender and Underwriting Class and the number of full years that layer has been in force. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same gender, Underwriting Class, Issue Age, Total Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: super preferred non-tobacco, preferred non-tobacco, standard non-tobacco, preferred tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, Insureds in the super preferred or preferred class will generally have a lower cost of insurance rate than Insureds in a standard class, and Insureds in a standard class will generally have a lower cost of insurance rate than Insureds in a substandard class.

•	Insureds with Issue Ages below age 15 will be placed into the standard non-tobacco class.

•	Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same Underwriting Class.

In addition, we will pay a limited death benefit if the Last Surviving Insured’s death occurs while engaged in certain aviation related activities identified in the underwriting process.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Investment Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Investment Options affected by the transfer.

•	We deduct the transfer charge from the Investment Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus Outstanding Loan Amounts, minus one year of interest (equal to the greater of the yield on a 90-day Treasury bill on the date we approve your application for this benefit or the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.) and minus a fee not to exceed $200 to reimburse us for our costs to administer the accelerated death benefit. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We currently charge you interest in arrears (the “charged interest rate”) on a loan at a current interest rate of 4% in Policy Years 1-10 (guaranteed to not exceed 4.5%) and 3% in years 11 and thereafter (guaranteed to not exceed 3.5%). We also currently credit interest on amounts in the Loan Account (the “earned interest rate”) on loans allocated to both the BFA and the SFA at a fixed annual earned interest rate of 3%. The guaranteed minimum interest rates credited to the Loan Account are [2.50%] for Loan Account value allocated to Base Face Amount layers and [2.00%] for Loan Account value allocated to supplemental Face Amount layers. In addition, the rate credited to Loan Account value will never be less than the rate charged on outstanding loan amounts less [2.00%]. Credited interest will be determined based on the declared rates for the Base Face Amount layers and the supplemental Face Amount layers in proportion to each layer’s Face Amount. See “Transaction Fees; Periodic Charges Other than Fund Operating Expenses” for more

M Intelligent Survivorship VUL Prospectus	31

information about guaranteed Loan Account crediting rates. Due to the absence of a loan interest spread in years 11 and thereafter, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. Portfolio expenses are paid by each Portfolio before TIAA Life is provided with the Portfolio’s net asset value. The net asset value of each Investment Account thus reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed separately between you and a registered investment adviser, you agree to have its Advisory Fees deducted each quarter from specified Investment Options to compensate the adviser for any management of your Policy. This service is provided to Owners as a convenience, and we reserve the right to terminate the service for any adviser. The fees may be deducted from all of the Investment Accounts (except the Loan Account) and fixed account options in proportion to the Policy Value in each Investment Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees will generally be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees and the Total Face Amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code and described above in the Policy Benefits-Choice of Tax Test, Death Benefit Options-Choice of Tax Test, and Policy Risks-Tax Risks sections. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk), and there is therefore more uncertainty as to those contracts, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, Owners of variable life insurance contracts have been considered for federal income tax purposes to be the Owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. An employer-owned life insurance contract must also satisfy certain notice and consent requirements in order for the entire death benefit to be tax-free. Please see “Employer-Owner Life Insurance Contracts”, below.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments.

We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

32	Prospectus M Intelligent Survivorship VUL

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfers and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value, and will not receive ordinary income until there is a distribution. (The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend, in part on whether the Policy is classified as a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A.

Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under § 7702, or its status as not a MEC under § 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during generally the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, it will fully pay for all future life insurance and endowment benefits under a life insurance policy. See the section entitled “Premiums—Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits at any time for a Policy issued on two or more lives may cause the Policy to be classified as a MEC. Further Reinstatement at any time for a last survivor Policy, may cause your Policy to become a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be tested using a new 7-pay limit as if it were a newly issued Policy as of the date of the material change. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. Guidance is limited as to other events that may be considered to be a “material change” and we may not be able to identify every transaction that the IRS would treat as a material change. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the Policy Year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•

Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above. The investment in the Policy is increased by the amount of ordinary income created by the loan. Accrued and unpaid loan interest added to the

M Intelligent Survivorship VUL Prospectus	33

loan balance as provided in Loans-Loan Conditions above is treated as an additional taxable distribution.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the absence of a loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax that applies to MECs.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution. If an Owner of the Policy who is not an insured dies, the successor Owner’s investment in the Policy may be increased, generally to the fair market value on the date of death, under general rules for increase in the basis of property held by a decedent. The IRS has not issued specific guidance concerning the availability of any such increases. You should consult your personal tax adviser.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement (see section “Riders and Endorsements”), you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. We are required to withhold federal income taxes on the taxable portion of all distributions unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Policy. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. Special withholding rules and forms apply to foreign persons. In addition, some states have enacted legislation requiring withholding. You should consult your tax adviser about withholding in the context of your overall tax situation.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Special forms and procedures will apply to document the U.S. tax status of the Owner and any entitlement to tax treaty benefits. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or, endowment contract (an obsolete form of insurance, not to be confused with a MEC), or a long term care insurance contract. Contracts subject to tax rules in effect prior to

34	Prospectus M Intelligent Survivorship VUL

certain legislative changes that are exchanged for new contracts may be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer- owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended Insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “SOX Act”). The SOX Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the exception to pro rata interest expense disallowance provided in Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also independently qualify for the exception provided by Section 264(f)(4) of the Code. Therefore, it would be advisable to consult with a tax adviser before entering in to a policy exchange transaction.

In all events, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when an Owner- Last Surviving Insured on a Policy dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Last Surviving Insured owned the Policy. If the Owner was not the Last Surviving Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Last Surviving Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

M Intelligent Survivorship VUL Prospectus	35

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. The federal estate tax, gift tax, and generation skipping tax exemption is $11.18 million for 2018. The maximum federal estate tax, gift tax, and generation-skipping transfer tax rate is 40%. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. Please note, a deceased spouse’s estate may transfer any unused portion of the deceased spouse’s exemption to a surviving spouse.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes. A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law. A 3.8% tax applies in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Taxable distributions from life insurance policies over allowable deductions, as such term is defined in the 2010 Act are included in net investment income. You should consult a qualified tax adviser regarding the consequences of the 2010 Act.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law may avail themselves to certain contractual rights and benefits. Any right of a spouse that is made available to continue the Policy and all Policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil union and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a tax adviser for more information on this subject.

Enacted Tax Legislation. On December 22, 2017, H.R. 1 was enacted into law as P.L. 115-77 (popularly known as the “Tax Cuts and Jobs Act”), permanently cutting the corporate tax rate from 35% to 21%, temporarily reducing individual tax rates and providing a partial deduction for certain income earned by pass-through entities until 2026, while making fundamental changes to the taxation of foreign persons and income. To broaden the income tax base to pay for the rate cuts and pass-through income deduction, many corporate deductions have been eliminated or modified and many individual deductions suspended until 2026. With most provisions effective on January 1, 2018 the Joint Committee on Taxation (JCT) estimates that the Act will increase the federal deficit by approximately $1.5 trillion over 10 years. The JCT also estimates that the Act will result in some economic growth over the same period. While the Act is expected to have effects on the economy that will impact interest rates and investment performance, we cannot predict those effects. You should discuss the possibility of such impacts with your financial adviser.

The individual provisions of the Act may impact your personal tax situation, including the benefit of tax-deferral. You should discuss the impact of the Act on your personal tax situation with your tax adviser

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Overloan Protection Endorsement. This Endorsement guarantees the Policy will not Lapse if it ever becomes overloaned. The Policy becomes overloaned on the first

36	Prospectus M Intelligent Survivorship VUL

Monthly Charge Date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The Attained Age of the younger Insured is at least 65.

•

Either the Policy tax test is the Cash Value Accumulation Test, or the Policy tax basis is zero. The Overloan Protection Endorsement is not currently available if the Policy tax test is the Cash Value Accumulation Test. A Policy tax basis of zero would result from withdrawals of all Premiums paid for the Policy.

•

The outstanding loan divided by the Policy Value exceeds an overloan limit that may vary by Attained Age, gender, and Underwriting Class. The Owner’s Policy overloan limit is stated in the Endorsement issued on the Policy.

Example: For a $1,500,000 Total Face Amount Policy with the Overloan Protection Endorsement issued to male and female Insureds age 62 with preferred Underwriting Classes, the overloan limit in the 20th Policy Year is 97% of Policy Value. If the Outstanding Loan Amount exceeds 97% of the Policy Value on a Monthly Charge Date in the 20th Policy Year, and the other Endorsement conditions are satisfied, the Policy will become overloaned on that Monthly Charge Date, and the benefits and terms of the Endorsement will apply. This example illustrates how the Overloan Protection Endorsement operates and may or may not represent the terms of your Policy.

After the Policy becomes overloaned, no Premiums may be paid, no withdrawals may be taken, and no loans may be taken or repaid. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal tax law. Please see the section entitled “Death Benefit” for more information on the minimum death benefit. No Monthly Charges will be deducted. There is no Monthly Charge to add this Endorsement to the Policy. However, if this Policy changes to overloaned status, at that time, the Policy Value will be reduced to equal the outstanding loan and moved to a Fixed Interest Loan Account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 3.00%. Policy loan interest will continue to accrue at the same 3.00% rate.

While this Endorsement is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Policy Split Rider. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each Insured without evidence of insurability if the Attained Age and Underwriting Class of that Insured under the original Policy are respectively no greater than 90 and no less healthy than substandard table rating H. Both Insureds must be living. There is no additional charge for this Rider.

The Owner can apply for an exchange when one of the following happens:

•

the two people insured by the policy get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction. You must apply for the exchange between six months and one year after the effective date of the decree.

•

a partnership between two people or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves. You must apply for the exchange between six months and one year after the effective date of the dissolution.

The Policy and this option must be in force, and the Policy must have a positive Cash Surrender Value on the date of the exchange.

The new Policies will be effective starting on the date of the exchange. Each new Policy will be based on the gender, age and most recent Underwriting Class of each Insured on the date of the exchange. We’ll issue a new Policy on a single life basis to each Insured.

The Total Face Amount of each new Policy will be equal to half of the current Total Face Amount of the Policy. The death benefit option of each new Policy will be the same as for the Policy.

Enhanced Policy Split Rider. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each Insured without evidence of insurability if the Attained Age and Underwriting Class of that Insured under the original Policy are respectively no greater than 90 and no less healthy than substandard table rating H. Both Insureds must be living. There is no additional charge for this Rider.

The Owner may exercise this option within 90 days after the day that the Federal Unlimited Marital Deduction is actually and materially reduced, as a result of the enactment of a new Federal estate tax law, which because of a material reduction, could result in an increase in the Federal estate tax liability at the first death of the two Insureds under the Policy. A material reduction of the Federal Unlimited Marital Deduction is defined as one that meets at least one of the following two conditions:

•	if the Federal Marital Deduction is expressed as a percentage of the estate, the deduction is limited to 75% or less of the value of the estate; or

•	if the Federal Marital Deduction is expressed as a dollar amount, the deduction is an amount which is 75% or less of the Policy Total Face Amount.

M Intelligent Survivorship VUL Prospectus	37

The exchange will become effective when we receive the following:

•	a request for the exchange in a form satisfactory to us

•	approval of the exchange in a form satisfactory to us from any irrevocable beneficiary(ies) or person(s) to whom this Policy has been assigned

The Policy and this option must be in force and the Policy must have a positive cash Surrender value on the date of the exchange.

Estate Protection Rider. The Rider offers an additional death benefit during the first four Policy Years equal to 123% of the Total Face Amount. The Rider death benefit amount will automatically increase or decrease in direct proportion with the Total Face Amount of the Policy. The Rider is automatically included on any Policy at no additional charge where: 1) the younger Insured is age 70 or younger, 2) the Total Face Amount is within certain limits, and 3) the older Insured does not have an Underwriting Class with a substandard table rating of D or higher or the younger Insured has an Underwriting Class without any substandard rating.

SALE OF THE POLICY

TC Services, a subsidiary of Teachers Insurance and Annuity Association of America (TIAA), which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services main offices are at 730 Third Avenue, New York, New York 10017-3206.

The Policies are distributed on a continuous basis by TC Services and broker-dealer firms through their registered representatives who are appointed as life insurance agents for us. Broker-dealer firms distributing the Policies enter into a selling agreement with us and TC Services. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as other broker- dealers with which producers of M Financial Holdings Incorporated are affiliated. For a specified period, and subject to certain conditions, the Policy will be sold only by insurance agents appointed by us who are either registered representatives of TC Services or are affiliated with insurance agencies that are stockholders of M Financial Holdings, Incorporated, and who are registered representatives of its subsidiary, M Holdings Securities, Inc., or other broker-dealers unaffiliated with M Financial Holdings, Incorporated (collectively, “broker-dealer firms”).

Broker-dealer firms that distribute or support the marketing of our Policies may be compensated by means of various compensation and incentive arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and incentive payments.” These arrangements may differ among firms, and not all broker- dealer firms will receive the same compensation and incentive payment benefits for distributing the Policy. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of the Policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealer firms determine how much of any amounts received from us is to be paid to their registered representatives and make those payments to their registered representatives. TC Services may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Owners do not pay any compensation or incentive benefits directly. These payments are made from TC Services’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed on Owners and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a Policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealer firms in the Statement of Additional Information, which is available upon request.

Standard compensation. TC Services pays compensation to broker-dealer firms for the promotion and sale of the Policies and for providing ongoing service in relation to Policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the Policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The amount and timing of commissions we may pay to broker-dealers may vary depending on the particular selling agreement. During the first ten years, commissions will not exceed 115% of the first Target Premium, plus 18% of the second and third Target Premiums, plus 10.5% of the fourth and fifth Target Premiums, plus 8.5% of the sixth through tenth Target Premiums, plus 7.5% of Premiums received above ten Target Premiums. Commissions paid after year ten will not exceed 1% of Premiums received in years eleven and thereafter.

In certain cases, commissions within the limits described above may be postponed with interest into later years. Target Premium varies based on the both Insureds’ Issue Ages, gender, rating classes, and Base Face Amount

Additional compensation and incentive payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“incentive payments”), either directly or through TC Services, with selected broker-dealers, which may receive, directly or indirectly, additional payments in the form of cash, other

38	Prospectus M Intelligent Survivorship VUL

non-cash compensation or reimbursement. These arrangements may include compensation or reimbursement to a broker-dealer for: featuring the Policy in its sales system; giving us preferential access to sales staff; allowing TC Services or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force; “due diligence” examination of the Policy; sponsoring conferences, seminars, sales or training programs for invited registered representatives and other employees; travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs; seminars for the public or client seminars; advertising and sales campaigns regarding the Policy; assisting a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firm; “preferred product” treatment of the Policies in a marketing programs, which may include marketing services and increased access to sales representatives; ) sales promotions relating to the Policies; and inclusion in the financial products inventory of the broker-dealer. Additionally, we may provide: loans to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, which loans may be forgiven if aggregate sales goals are met; and provide staffing or other administrative support and services to broker-dealers who distribute the Policies. We may also contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers, and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Certain entities that are not registered as broker-dealers, including M Financial Holdings, Inc., may control access to certain selling offices and may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers that distribute the policies, and which may be affiliated with those broker-dealers. Any issues related to the servicing or administration of the Policy should be directed to our Administrative Office. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

M FINANCIAL GROUP

In addition to deriving revenue through the sale of the Policy and other registered and unregistered products offered by other insurance companies, M Financial Group also derives revenue through the profits (or potentially losses) which its affiliated reinsurer, M Life Insurance Company, doing business as M Financial Re, earns under reinsurance agreements with insurers whose products are sold by M Financial Group agents and broker-dealers. M Financial Re has or will enter into a quota share modified coinsurance reinsurance agreement with the Company wherein M Financial Re will receive a quota share of the profits or losses, as the case may be, from the mortality, investment, and persistency risks it assumes, including risks on your Policy. Although the Company will not actually cede any reserves to M Financial Re, based on the terms of our reinsurance agreement, M Financial Re will earn a quota share of the investment income earned by us, or it will pay us if our investments result in losses.

Affiliates of M Financial Group also sponsor and manage certain of the Portfolios in which the Separate Account invests. See “Separate Account and Portfolios” for more information about services and revenue.

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise lawfully suspends payment or redemption of its shares; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

M Intelligent Survivorship VUL Prospectus	39

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, loan, Surrender, or death benefit from the TIAA-CREF Life Money Market Sub-Account until the Fund is liquidated.

We have the right to defer payment of amounts from the fixed account options for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the fixed account options that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any fixed account options payment for 30 days or more. This annual rate will be the same rate as the fixed account options’ guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the Policy are described in the prospectus. You should read the Policy carefully for any non-material variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

Neither the Separate Account, the Company nor TC Services, is involved in any legal action or any pending or threatened lawsuits that it believes will have a materially adverse impact on the Separate Account, the ability of TC Services to perform its contract with the Separate Account, or the ability of TIAA Life to meet its obligations under the Polices.

FINANCIAL STATEMENTS

Our financial statements are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

OTHER INFORMATION

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and your contract value. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Policy Owners are urged to keep their own, as well as their Insureds’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media

40	Prospectus M Intelligent Survivorship VUL

addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA-CREF Life Insurance Company, P.O. Box 1258, Charlotte, North Carolina 28201-1258; by calling us between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time, Monday-Friday at 855 809-8333; or 24 hours a day via our website www.tiaa.org.

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 1258, Charlotte, North Carolina, 28201-1258; Telephone: 855 809-8333, for overnight delivery use TIAA-CREF Life Insurance Company, Administrative Office, 8625 Andrew Carnegie Blvd. Suite 300, Charlotte NC 28262.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Investment Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Attained Age  A person’s age on his or her nearest birthday to the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Administrative Expense Charge  A Monthly Charge to help cover our costs of issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you.

Asset Based Risk Charge  A Monthly Charge deducted from your Policy Value to compensate us for certain risks we assume, and for certain expenses we incur.

Base Face Amount (BFA)  Along with any Supplemental Face Amount, part of the Total Face Amount of insurance coverage applied for. The BFA may be increased or decreased. Increases occurring at different times create separate layers that may have differing applicable charges and requirements.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended.

Cost of Insurance  A Monthly Charge deducted from your Policy Value to compensate us for providing the death benefit.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of both Insureds. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Enhanced Fixed Account  An Investment Option that is within our General Account. Policy Value allocated to the Enhanced Fixed Account earns interest at a rate no less than the contractually guaranteed minimum rate.

Final Policy Date  The date the younger Insured reaches Attained Age 120. After the Final Policy Date, the death benefit under any option continues until the Last Surviving Insured’s death, Policy Lapse, or Surrender. The Supplemental Face Amount terminates at the Final Policy Date.

Fixed Account  An Investment Option that is within our General Account. Policy Value allocated to the Fixed Account earns interest at a rate that will never be lower than the contractually guaranteed minimum rate.

Fixed Interest Account  The portion of our General Account where Policy Value is transferred if your Policy changes to overloaned status and receives a stipulated rate of 3.00% interest.

General Account  All of TIAA Life’s assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

M Intelligent Survivorship VUL Prospectus	41

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

Investment Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Investment Options for the Policy include the Investment Accounts and the fixed account options.

Issue Age  An Insured’s age as of his or her nearest birthday to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period and the No-Lapse Guarantee Period is no longer in effect. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a last survivor Policy.

Loan Account  The account within our General Account to which we transfer Policy Value from the Investment Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the Policy Fee, Administrative Expense Charges, Asset Based Risk Charge, cost of insurance charge and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Net Amount at Risk  The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.00246627; minus the Policy Value on the Monthly Charge Date.

Net Premium  The portion of a Premium payment allocated to the Investment Options. It equals the Premium less the Premium Expense Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest or title to the Policy.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Owner.

Policy Fee  A Monthly Charge deducted from your Policy Value to help cover our costs of issuing and administering the Policy and for such activities as processing claims, maintaining records and communicating with you.

Policy Value  The sum of your Policy’s values in the Investment Accounts, the fixed account options, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  A series of an investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to invest in the Separate Account that invests in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Expense Charge  A charge deducted from each Premium payment to reimburse us for certain Federal, State and municipal taxes and to defray sales costs.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account VLI-2. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Supplemental Face Amount  The amount of supplemental term insurance coverage you request. The SFA may be increased or decreased. Increases issued at different times create separate layers that may have differing applicable charges and requirements.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Target Premium or Targets  The amount of premium used to determine the amount of commissions paid by the Company to the selling broker-dealer. Target Premiums vary by gender, Issue Ages, and Underwriting Classes of

42	Prospectus M Intelligent Survivorship VUL

the Insureds and Base Face Amount. Target Premium is shown in the illustration for the Owner’s Policy.

Total Face Amount  A combination of the Base Face Amount and any Supplemental Face Amount of insurance coverage that you request, including any layers of BSA and SFA added after issue. The Total Face Amount may be increased or decreased after issue through increases or decreases of the Base Face Amount and/or the Supplemental Face Amount, subject to certain conditions. The Total Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Total Face Amount is a factor in determining the death benefit and certain charges.

Underwriting Class  A class we assign to each Insured and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: super preferred non-tobacco, preferred non-tobacco, standard non-tobacco, preferred tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

M Intelligent Survivorship VUL Prospectus	43

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-3	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-4	Suicide Exclusion
B-4	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-5	Illustrations
B-5	Performance Data
B-6	Total Returns
B-6	Additional Information
B-6	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-7	Safekeeping of Account Assets
B-7	Records
B-7	Legal Matters
B-7	Experts
B-7	Additional Information about the Company
B-8	Additional Information about the Separate Account
B-8	Management-Related Service Contracts
B-8	Potential Conflicts of Interest
B-8	Other Information
B-8	Financial Statements
Index to Financial Statements

44	Prospectus M Intelligent Survivorship VUL

For more information about M Intelligent Survivorship VUL

How to Reach Us

TIAALIFE Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

855 809-8333

8:30 a.m. to 5:30 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 855 809-8333.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

Investment Company Act of 1940

Registration File No. 811-22659.

A13724

5/18

Statement of Additional Information

M Intelligent Survivorship VUL

Flexible Premium Last Survivor Variable Universal

Life Insurance Policy

TIAA-CREF Life Separate Account VLI-2

TIAA-CREF Life Insurance Company

MAY 1, 2018

This Statement of Additional Information (“SAI”) contains additional information regarding an individual flexible premium last survivor variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA Life”). We issue the Policy on a last survivor basis. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2018 and the prospectuses for the mutual funds that serve as Investment Options for the Policy. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 1258 Charlotte, NC 28201-1258 or calling us toll-free at 855 809-8333. In addition, if you receive a summary prospectus for any fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

Table of contents for the statement of additional information

Additional policy information

The policy

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Our right to contest the policy

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insureds for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insureds for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insureds, we generally lose the right to contest its validity.

If you change the Death Benefit Option, we will not contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insureds for 2 years from the date the change takes effect. If Total Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insureds for 2 years from the date the increase takes effect. If we successfully contest a change of the Death Benefit Option or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

Policy cost factors

We may change monthly cost of insurance rates, policy fees, Administrative Expense Charges, Premium Expense Charges, Asset Based Risk Charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is issued. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; (6) state or local taxes, and (7) assets we are required to set aside to maintain adequate reserves and surplus to cover our liabilities.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in either Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

B-2	Statement of Additional Information ∎ M Intelligent Survivorship VUL

Additional ownership rights

You, as the Owner, may exercise certain rights under the Policy, including the following:

Selecting and changing the beneficiary

•	You designate the Beneficiary the person to receive the Death Benefit Proceeds when the Last Surviving Insured dies in the application.

•	There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Last Surviving Insured shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•	If no primary Beneficiaries survive the Last Surviving Insured, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•	If there is not a designated Beneficiary surviving at the death of the Last Surviving Insured, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•	You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Investment Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while the Last Surviving Insured is alive.

•	The change in revocable Beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Last Surviving Insured is alive when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the owner

•	You may change the Owner by providing an Acceptable Notice to us at any time while the Last Surviving Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•	The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Last Surviving Insured is alive when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insureds.

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

•	An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	We reserve the right to reject assignments that we reasonably believe are intended to develop a secondary market for the policy, such as selling the policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Additional information on dollar cost averaging

You also decide how many scheduled transfers to make from a fixed account option or Money Market Account to one or more other Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in a fixed account option or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-3

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

Suicide exclusion

If either Insured commits suicide within 2 years of the Issue Date (may be different in some states), the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If either Insured commits suicide within 2 years from the effective date of any increase in Face Amount or Death Benefit Option change for which evidence of insurability had been provided, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

Misstatement of age or sex

If either Insured’s age or, in most states, gender was stated incorrectly in the application and we discover such misstatement after the death of the Last Surviving Insured, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or gender. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or gender. However, in most states, if we discover such misstatement while either Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or gender of the Insured.

Policy termination

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Last Surviving Insured dies;

•	the effective date of the exchange of this Policy for a paid-up life insurance policy, if available;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

Additional information on sales of the policies

TIAA-CREF Individual & Institutional Services, LLC (“TC Services”) is responsible for distributing the Policies pursuant to a distribution agreement with us. TC Services may be considered the “principal underwriter” of interests in the Policy. TC Services, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TC Services is a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TC Services is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

The Policies are distributed by TC Services and broker-dealer firms through their registered representatives who are appointed as life insurance agents for us. Broker-dealer firms distributing the Policies enter into a selling agreement with us and TC Services. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as other broker-dealers with which producers of M Financial Holdings Incorporated are affiliated. For a specified period, and subject to certain conditions, the Policy will be sold only by insurance agents appointed by us who are either registered representatives of TC Services or are affiliated with insurance agencies that are stockholders of M Financial Holdings, Incorporated, and who are registered representatives of its subsidiary, M Holdings Securities, Inc., or other broker-dealers unaffiliated with M Financial Holdings, Incorporated. We pay TC Services a fee from our general account assets for sales of all Policies in the Separate Account. During fiscal year 2017, we paid TC Services $12,241,487 (which included $10,373,893 paid to selling broker-dealers by TC Services). During fiscal year 2016, we paid TC Services $15,018,518 (which includes $12,680,805 paid to selling broker-dealers by TC Services) During fiscal year 2015, we paid TC Services $15,808,816 (which includes $13,594,072 paid to selling broker-dealers by TC Services). We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

B-4	Statement of Additional Information ∎ M Intelligent Survivorship VUL

Illustrations

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Investment Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, Total Face Amount, the death benefit option, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

Performance data

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Morningstar Annuity Research Center (“MARC” formerly “VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and MARC each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Separate Account level into consideration. In addition, MARC prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and MARC, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment Portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-5

Total returns

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses. However, charges such as the monthly cost of insurance charge, monthly Administrative Expense Charge, Asset Based Risk Charge, and policy fee (which are based on factors, such as gender, Issue Ages, Underwriting Classes, Policy Year, Policy Value, death benefit option, and Total Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor is the Premium Expense Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

Additional information

Legal developments regarding unisex actuarial tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of gender-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

Reports to owners

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current BFA and any SFA

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the fixed account options and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

B-6	Statement of Additional Information ∎ M Intelligent Survivorship VUL

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Investment Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as Monthly Charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

Safekeeping of account assets

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

Records

We will maintain all records relating to the Separate Account and the Fixed Account at the Company’s offices, 730 Third Avenue, New York, New York 10017.

Legal matters

All matters of applicable state and federal law pertaining to the contracts, including TIAA Life’s right to issue the contracts, have been passed upon by Meredith Kornreich, General Counsel of TIAA Life.

Experts

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VLI-2. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

Separate Account Financial Statements

The financial statements of TIAA-CREF Life Separate Account VLI-2 as of December 31, 2017 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202 given on the authority of said firm as experts in auditing and accounting.

TIAA-CREF Life Insurance Company Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information about the company

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952.

Together, TIAA and CREF, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-7

our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York State Department of Financial Services (“Department”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the fixed account options and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies with M Financial Life Insurance Company.

Additional information about the separate account

We established the TIAA-CREF Life Separate Account VLI-2 as a separate investment account under New York law on November 15, 2011. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the Department and the insurance departments of some other jurisdictions in which the Policy is offered.

Management-related service contracts

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account. TIAA Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For 2017, 2016, and 2015 TIAA Life provided total compensation for product administrative services of $6,059,117.67, $7,114,744, and $7,026,813 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For 2017, 2016 and 2015, TIAA Life paid custody fees of $261,263, $261,263 and $254,700. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For 2017, 2016 and 2015 TIAA Life provided total compensation for trade settlement services of $31,777, $30,504, and $29,665.

Potential conflicts of interest

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

Other information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Financial statements

Audited financial statements of the Separate Account, TIAA Life and TIAA follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on the ability of TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-8	Statement of Additional Information ∎ M Intelligent Survivorship VUL

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-9

Report of independent registered public accounting firm

To the Board of Directors of TIAA-CREF Life Insurance Company and Contractowners of TIAA-CREF Life Separate Account VLI-2

Opinions on the financial statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the table below (constituting TIAA-CREF Life Separate Account VLI-2, hereafter collectively referred to as the “Sub-Accounts”) as of December 31, 2017, the related statements of operations and changes in net assets, including the related notes, for the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	M International Equity Fund(1)
TIAA-CREF Life Bond(1)	M Large Cap Growth Fund(1)
TIAA-CREF Life Growth Equity(1)	M Large Cap Value Fund(1)
TIAA-CREF Life Growth & Income(1)	Neuberger Berman AMT Mid Cap Intrinsic Value(1)
TIAA-CREF Life International Equity(1)	PIMCO VIT Emerging Markets Bond Portfolio(4)
TIAA-CREF Life Large-Cap Value(1)	PIMCO VIT Global Bond Portfolio—Unhedged(1)
TIAA-CREF Life Money Market(1)	PIMCO VIT Real Return Portfolio(1)
TIAA-CREF Life Real Estate(1)	PIMCO VIT Total Return Portfolio(1)
TIAA-CREF Life Small-Cap Equity(1)	PVC Equity Income Account(1)
TIAA-CREF Life Social Choice(1)	PVC Midcap Account(1)
TIAA-CREF Life Stock Index(1)	Prudential Series Fund—Natural Resources(1)
Delaware VIP Diversified Income Series(1)	T. Rowe Price Health Sciences Portfolio(1)
Delaware VIP Small Cap Value Series(1)	T. Rowe Price Limited-Term Bond Portfolio(1)
DFA VA Equity Allocation Portfolio(2)	Templeton Developing Markets Securities Fund(1)
DFA VA Global Bond Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)
DFA VA Global Moderate Allocation Portfolio(1)	Vanguard VIF Equity Index(1)
DFA VA International Small Company Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)
DFA VA International Value Portfolio(1)	Vanguard VIF Mid-Cap Index Portfolio(1)
DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF REIT Index Portfolio(1)
DFA VA US Large Value Portfolio(1)	Vanguard VIF Small Company Growth Portfolio(1)
DFA VA US Targeted Value Portfolio(1)	Vanguard VIF Total Bond Market Index Portfolio(1)
DFA VIT Inflation Protected Securities Portfolio(3)	Voya Russell Large Cap Growth Index Portfolio(1)
John Hancock Emerging Markets Value Trust(1)	VY Clarion Global Real Estate Portfolio(1)
M Capital Appreciation Fund(1)

(1)	Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for each of the two years in the period ended December 31, 2017.
(2)	Statement of operations and statement of changes in net assets for the period December 13, 2017 (commencement of operations) through December 31, 2017.
(3)	Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for the year ended December 31, 2017 and the period July 19, 2016 (commencement of operations) through December 31, 2016.
(4)	Statement of operations for the year ended December 31, 2017 and statement of changes in net assets for the year ended December 31, 2017 and the period August 24, 2016 (commencement of operations) through December 31, 2016.

Basis for opinions

These financial statements are the responsibility of TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 25, 2018

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 of TIAA-CREF Life Insurance Company since 2012.

B-10	Statement of Additional Information ∎ M Intelligent Survivorship VUL

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2017

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS
Investments, at value	$1,132,010	$1,617,337	$3,117,022	$2,253,969	$4,429,431
Total assets	$1,132,010	$1,617,337	$3,117,022	$2,253,969	$4,429,431

NET ASSETS—Accumulation fund	$1,132,010	$1,617,337	$3,117,022	$2,253,969	$4,429,431

Investments, at cost	$1,055,663	$1,593,993	$2,527,469	$1,878,172	$3,673,396
Shares held in corresponding Funds	97,335	156,871	212,766	125,499	473,736

UNIT VALUE	$32.21	$29.75	$57.64	$53.06	$42.78

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended December 31, 2017

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME
Dividends	$—	$286	$—	$—	$46,409
Net investment income (loss)	—	286	—	—	46,409

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	941	(3,023)	58,277	11,179	99,263
Capital gain distributions	9,763	—	39,558	13,826	—
Net realized gain (loss)	10,704	(3,023)	97,835	25,005	99,263
Net change in unrealized appreciation (depreciation) on investments	77,871	42,167	626,824	399,617	929,850
Net realized and unrealized gain (loss) on investments	88,575	39,144	724,659	424,622	1,029,113
Net increase (decrease) in net assets from operations	$88,575	$39,430	$724,659	$424,622	$1,075,522

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2017

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS
Investments, at value	$952,000	$7,293,674	$209,664	$2,017,347	$690,377
Total assets	$952,000	$7,293,674	$209,664	$2,017,347	$690,377

NET ASSETS—Accumulation fund	$952,000	$7,293,674	$209,664	$2,017,347	$690,377

Investments, at cost	$828,254	$7,293,674	$211,988	$1,744,136	$595,723
Shares held in corresponding Funds	60,444	7,293,674	15,439	127,599	40,851

UNIT VALUE	$48.85	$25.27	$41.21	$52.73	$50.93

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended December 31, 2017

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME
Dividends	$—	$52,447	$—	$—	$76
Net investment income (loss)	—	52,447	—	—	76

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	6,900	—	(1,930)	(2,945)	2,438
Capital gain distributions	3,587	—	5,295	38,030	2,336
Net realized gain (loss)	10,487	—	3,365	35,085	4,774
Net change in unrealized appreciation (depreciation) on investments	117,840	—	19,507	212,276	113,388
Net realized and unrealized gain (loss) on investments	128,327	—	22,872	247,361	118,162
Net increase (decrease) in net assets from operations	$128,327	$52,447	$22,872	$247,361	$118,238

B-12	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

ASSETS
Investments, at value	$12,317,182	$2,756,136	$2,239,929	$116,251	$973,561
Total assets	$12,317,182	$2,756,136	$2,239,929	$116,251	$973,561

NET ASSETS—Accumulation fund	$12,317,182	$2,756,136	$2,239,929	$116,251	$973,561

Investments, at cost	$10,004,244	$2,711,851	$1,900,036	$116,127	$994,218
Shares held in corresponding Funds	520,151	261,493	52,421	10,578	91,586

UNIT VALUE	$53.09	$26.99	$50.15	$27.87	$27.80

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account(x)	DFA VA Global Bond Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$—	$61,194	$19,577	$1,637	$16,989
Net investment income (loss)	—	61,194	19,577	1,637	16,989

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	128,167	1,063	17,384	(23)	(446)
Capital gain distributions	11,143	—	78,759	2	463
Net realized gain (loss)	139,310	1,063	96,143	(21)	17
Net change in unrealized appreciation (depreciation) on investments	1,831,445	54,989	129,621	124	900
Net realized and unrealized gain (loss) on investments	1,970,755	56,052	225,764	103	917
Net increase (decrease) in net assets from operations	$1,970,755	$117,246	$245,341	$1,740	$17,906

(x)	Sub-Account commenced operations December 13, 2017.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-13

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2017

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

ASSETS
Investments, at value	$8,360,392	$3,731,275	$4,352,869	$699,591	$6,748,299
Total assets	$8,360,392	$3,731,275	$4,352,869	$699,591	$6,748,299

NET ASSETS—Accumulation fund	$8,360,392	$3,731,275	$4,352,869	$699,591	$6,748,299

Investments, at cost	$7,293,940	$3,225,279	$3,806,543	$702,960	$5,903,180
Shares held in corresponding Funds	653,156	265,382	318,658	68,857	250,680

UNIT VALUE	$32.41	$45.96	$39.19	$25.68	$57.24

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended December 31, 2017

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$139,646	$86,615	$114,911	$7,128	$115,684
Net investment income (loss)	139,646	86,615	114,911	7,128	115,684

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	59,916	23,747	48,175	88	55,514
Capital gain distributions	61,723	94,254	—	—	252,310
Net realized gain (loss)	121,639	118,001	48,175	88	307,824
Net change in unrealized appreciation (depreciation) on investments	763,768	531,129	816,058	(1,622)	569,381
Net realized and unrealized gain (loss) on investments	885,407	649,130	864,233	(1,534)	877,205
Net increase (decrease) in net assets from operations	$1,025,053	$735,745	$979,144	$5,594	$992,889

B-14	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account

ASSETS
Investments, at value	$2,274,700	$65,297	$1,377,427	$3,494,270	$5,427,436
Total assets	$2,274,700	$65,297	$1,377,427	$3,494,270	$5,427,436

NET ASSETS—Accumulation fund	$2,274,700	$65,297	$1,377,427	$3,494,270	$5,427,436

Investments, at cost	$2,134,146	$66,408	$1,186,489	$3,318,905	$4,828,078
Shares held in corresponding Funds	115,526	6,543	129,823	111,852	399,664

UNIT VALUE	$54.01	$25.52	$32.21	$54.33	$34.32

	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account

INVESTMENT INCOME
Dividends	$22,946	$1,626	$18,030	$—	$84,030
Net investment income (loss)	22,946	1,626	18,030	—	84,030

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	96	14	7,765	13,897	(919)
Capital gain distributions	136,162	—	—	360,377	—
Net realized gain (loss)	136,258	14	7,765	374,274	(919)
Net change in unrealized appreciation (depreciation) on investments	33,905	(961)	193,813	144,666	887,785
Net realized and unrealized gain (loss) on investments	170,163	(947)	201,578	518,940	886,866
Net increase (decrease) in net assets from operations	$193,109	$679	$219,608	$518,940	$970,896

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-15

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2017

	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account

ASSETS
Investments, at value	$4,709,544	$3,018,316	$376,549	$160,074	$406,304
Total assets	$4,709,544	$3,018,316	$376,549	$160,074	$406,304

NET ASSETS—Accumulation fund	$4,709,544	$3,018,316	$376,549	$160,074	$406,304

Investments, at cost	$4,103,201	$2,822,136	$338,936	$158,825	$387,516
Shares held in corresponding Funds	174,363	216,677	19,231	12,182	33,060

UNIT VALUE	$55.54	$48.32	$49.86	$28.64	$26.60

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended December 31, 2017

	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account

INVESTMENT INCOME
Dividends	$—	$42,207	$2,439	$5,077	$8,439
Net investment income (loss)	—	42,207	2,439	5,077	8,439

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	15,725	(18,031)	2,867	707	(210)
Capital gain distributions	126,058	140,818	—	—	—
Net realized gain (loss)	141,783	122,787	2,867	707	(210)
Net change in unrealized appreciation (depreciation) on investments	1,048,843	220,702	33,648	1,084	24,198
Net realized and unrealized gain (loss) on investments	1,190,626	343,489	36,515	1,791	23,988
Net increase (decrease) in net assets from operations	$1,190,626	$385,696	$38,954	$6,868	$32,427

B-16	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	Prudential Series Fund- Natural Resources Portfolio—Class II Sub-Account

ASSETS
Investments, at value	$565,870	$2,202,195	$2,273,557	$457,298	$221,246
Total assets	$565,870	$2,202,195	$2,273,557	$457,298	$221,246

NET ASSETS—Accumulation fund	$565,870	$2,202,195	$2,273,557	$457,298	$221,246

Investments, at cost	$565,033	$2,209,748	$2,007,938	$424,094	$206,078
Shares held in corresponding Funds	45,561	201,298	87,176	7,696	8,490

UNIT VALUE	$26.32	$29.39	$50.09	$56.31	$18.08

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	Prudential Series Fund- Natural Resources Portfolio—Class II Sub-Account

INVESTMENT INCOME
Dividends	$11,797	$45,347	$43,574	$2,323	$—
Net investment income (loss)	11,797	45,347	43,574	2,323	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(2,477)	(12,126)	31,702	473	(62,480)
Capital gain distributions	—	—	93,660	28,150	—
Net realized gain (loss)	(2,477)	(12,126)	125,362	28,623	(62,480)
Net change in unrealized appreciation (depreciation) on investments	7,531	69,006	205,376	63,398	41,611
Net realized and unrealized gain (loss) on investments	5,054	56,880	330,738	92,021	(20,869)
Net increase (decrease) in net assets from operations	$16,851	$102,227	$374,312	$94,344	$(20,869)

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-17

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2017

	T. Rowe Price Health Sciences Portfolio I Sub-Account	T. Rowe Price Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Sub-Account	Vanguard VIF Equity Index Sub-Account

ASSETS
Investments, at value	$628,051	$325,695	$2,246,766	$5,202,393	$18,555,799
Total assets	$628,051	$325,695	$2,246,766	$5,202,393	$18,555,799

NET ASSETS—Accumulation fund	$628,051	$325,695	$2,246,766	$5,202,393	$18,555,799

Investments, at cost	$584,064	$327,847	$1,685,943	$4,110,215	$15,777,240
Shares held in corresponding Funds	14,837	67,572	217,921	148,132	450,712

UNIT VALUE	$32.46	$26.18	$31.24	$63.57	$48.99

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended December 31, 2017

	T. Rowe Price Health Sciences Portfolio I Sub-Account	T. Rowe Price Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Sub-Account	Vanguard VIF Equity Index Sub-Account

INVESTMENT INCOME
Dividends	$—	$3,805	$20,991	$44,671	$275,671
Net investment income (loss)	—	3,805	20,991	44,671	275,671

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(2,200)	(442)	(10,416)	106,902	560,832
Capital gain distributions	26,493	—	—	98,168	470,850
Net realized gain (loss)	24,293	(442)	(10,416)	205,070	1,031,682
Net change in unrealized appreciation (depreciation) on investments	82,174	(953)	561,087	796,353	1,899,527
Net realized and unrealized gain (loss) on investments	106,467	(1,395)	550,671	1,001,423	2,931,209
Net increase (decrease) in net assets from operations	$106,467	$2,410	$571,662	$1,046,094	$3,206,880

B-18	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Sub-Account	Vanguard VIF Mid-Cap Index Sub-Account	Vanguard VIF REIT Index Sub-Account	Vanguard VIF Small Company Growth Sub-Account

ASSETS
Investments, at value	$1,748,598	$3,892,704	$1,858,626	$2,760,455
Total assets	$1,748,598	$3,892,704	$1,858,626	$2,760,455

NET ASSETS—Accumulation fund	$1,748,598	$3,892,704	$1,858,626	$2,760,455

Investments, at cost	$1,708,043	$3,452,824	$1,917,856	$2,401,138
Shares held in corresponding Funds	215,080	164,111	141,448	112,122

UNIT VALUE	$34.55	$51.08	$39.44	$53.27

	Vanguard VIF High Yield Bond Sub-Account	Vanguard VIF Mid-Cap Index Sub-Account	Vanguard VIF REIT Index Sub-Account	Vanguard VIF Small Company Growth Sub-Account

INVESTMENT INCOME
Dividends	$77,048	$43,378	$42,329	$7,731
Net investment income (loss)	77,048	43,378	42,329	7,731

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(2,398)	30,856	6,082	(721)
Capital gain distributions	—	158,555	75,487	106,556
Net realized gain (loss)	(2,398)	189,411	81,569	105,835
Net change in unrealized appreciation (depreciation) on investments	30,683	402,810	(47,593)	301,440
Net realized and unrealized gain (loss) on investments	28,285	592,221	33,976	407,275
Net increase (decrease) in net assets from operations	$105,333	$635,599	$76,305	$415,006

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-19

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2017	concluded

	Vanguard VIF Total Bond Market Index Sub-Account	Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account

ASSETS
Investments, at value	$7,062,777	$1,217,770	$163,389
Total assets	$7,062,777	$1,217,770	$163,389

NET ASSETS—Accumulation fund	$7,062,777	$1,217,770	$163,389

Investments, at cost	$7,048,689	$904,426	$154,168
Shares held in corresponding Funds	596,015	34,449	13,082

UNIT VALUE	$28.27	$56.14	$35.91

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended December 31, 2017

	Vanguard VIF Total Bond Market Index Sub-Account	Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account

INVESTMENT INCOME
Dividends	$134,443	$12,525	$5,466
Net investment income (loss)	134,443	12,525	5,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(20,663)	25,934	(886)
Capital gain distributions	18,100	—	—
Net realized gain (loss)	(2,563)	25,934	(886)
Net change in unrealized appreciation (depreciation) on investments	64,331	261,873	15,401
Net realized and unrealized gain (loss) on investments	61,768	287,807	14,515
Net increase (decrease) in net assets from operations	$196,211	$300,332	$19,981

B-20	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Bond Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$—	$9,377	$286	$14,978
Net realized gain (loss)	10,704	4,425	(3,023)	(10,241)
Net change in unrealized appreciation (depreciation) on investments	77,871	9,464	42,167	29,121
Net increase (decrease) in net assets from operations	88,575	23,266	39,430	33,858

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	712,711	122,447	132,657	185,598
Net contractowner transfers	—	17,094	1,021,392	(512,949)
Withdrawals and death benefits (b)	(49,375)	(50,378)	(103,758)	(212,184)
Net increase (decrease) in net assets resulting from contractowner transactions	663,336	89,163	1,050,291	(539,535)
Net increase (decrease) in net assets	751,911	112,429	1,089,721	(505,677)

NET ASSETS
Beginning of period	380,099	267,670	527,616	1,033,293
End of period	$1,132,010	$380,099	$1,617,337	$527,616

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	13,430	10,038	18,538	37,844
Units purchased	23,329	4,585	4,574	6,607
Units sold/transferred	(1,618)	(1,193)	31,246	(25,913)
End of period	35,141	13,430	54,358	18,538

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-21

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$—	$10,371	$—	$19,683
Net realized gain (loss)	97,835	63,490	25,005	79,442
Net change in unrealized appreciation (depreciation) on investments	626,824	(76,746)	399,617	34,960
Net increase (decrease) in net assets from operations	724,659	(2,885)	424,622	134,085

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	464,110	340,150	342,206	273,175
Net contractowner transfers	355,002	391,045	40,784	(109,749)
Withdrawals and death benefits (b)	(302,444)	(149,455)	(115,547)	(108,213)
Net increase (decrease) in net assets resulting from contractowner transactions	516,668	581,740	267,443	55,213
Net increase (decrease) in net assets	1,241,327	578,855	692,065	189,298

NET ASSETS
Beginning of period	1,875,695	1,296,840	1,561,904	1,372,606
End of period	$3,117,022	$1,875,695	$2,253,969	$1,561,904

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	43,782	29,980	36,473	34,808
Units purchased	8,870	8,702	7,422	6,584
Units sold/transferred	1,427	5,100	(1,417)	(4,919)
End of period	54,079	43,782	42,478	36,473

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-22	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$46,409	$48,124	$—	$20,427
Net realized gain (loss)	99,263	(11,168)	10,487	38,667
Net change in unrealized appreciation (depreciation) on investments	929,850	36,435	117,840	99,982
Net increase (decrease) in net assets from operations	1,075,522	73,391	128,327	159,076

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	368,025	254,147	74,194	164,573
Net contractowner transfers	840,033	721,747	(421,364)	362,265
Withdrawals and death benefits (b)	(996,100)	(116,186)	(91,065)	(75,938)
Net increase (decrease) in net assets resulting from contractowner transactions	211,958	859,708	(438,235)	450,900
Net increase (decrease) in net assets	1,287,480	933,099	(309,908)	609,976

NET ASSETS
Beginning of period	3,141,951	2,208,852	1,261,908	651,932
End of period	$4,429,431	$3,141,951	$952,000	$1,261,908

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	97,673	69,390	29,020	17,802
Units purchased	9,239	7,938	1,608	4,064
Units sold/transferred	(3,367)	20,345	(11,141)	7,154
End of period	103,545	97,673	19,487	29,020

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-23

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$52,447	$17,539	$—	$4,922
Net realized gain (loss)	—	—	3,365	13,228
Net change in unrealized appreciation (depreciation) on investments	—	—	19,507	(11,153)
Net increase (decrease) in net assets from operations	52,447	17,539	22,872	6,997

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	17,678,596	14,548,517	26,789	51,406
Net contractowner transfers	(16,140,643)	(11,568,333)	4,245	(2,587)
Withdrawals and death benefits (b)	(2,234,287)	(2,464,681)	(24,896)	(32,191)
Net increase (decrease) in net assets resulting from contractowner transactions	(696,334)	515,503	6,138	16,628
Net increase (decrease) in net assets	(643,887)	533,042	29,010	23,625

NET ASSETS
Beginning of period	7,937,561	7,404,519	180,654	157,029
End of period	$7,293,674	$7,937,561	$209,664	$180,654

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	316,502	296,086	4,923	4,449
Units purchased	702,485	580,719	692	1,441
Units sold/transferred	(730,308)	(560,303)	(527)	(967)
End of period	288,679	316,502	5,088	4,923

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-24	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$—	$12,742	$76	$11,913
Net realized gain (loss)	35,085	31,718	4,774	38,809
Net change in unrealized appreciation (depreciation) on investments	212,276	194,047	113,388	13,343
Net increase (decrease) in net assets from operations	247,361	238,507	118,238	64,065

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	221,522	190,216	50,149	53,057
Net contractowner transfers	47,159	444,977	5,726	(9,340)
Withdrawals and death benefits (b)	(110,557)	(73,071)	(29,756)	(28,267)
Net increase (decrease) in net assets resulting from contractowner transactions	158,124	562,122	26,119	15,450
Net increase (decrease) in net assets	405,485	800,629	144,357	79,515

NET ASSETS
Beginning of period	1,611,862	811,233	546,020	466,505
End of period	$2,017,347	$1,611,862	$690,377	$546,020

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	35,122	21,188	12,968	12,558
Units purchased	4,448	4,729	1,111	1,393
Units sold/transferred	(1,313)	9,205	(524)	(983)
End of period	38,257	35,122	13,555	12,968

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Stock Index Sub-Account		Delaware VIP Diversified Income Series—Standard Class Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$—	$165,703	$61,194	$53,067
Net realized gain (loss)	139,310	93,842	1,063	(11,261)
Net change in unrealized appreciation (depreciation) on investments	1,831,445	679,755	54,989	9,716
Net increase (decrease) in net assets from operations	1,970,755	939,300	117,246	51,522

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,480,900	1,574,742	511,782	456,098
Net contractowner transfers	1,809,585	742,466	593,081	291,569
Withdrawals and death benefits (b)	(1,158,911)	(729,423)	(287,010)	(153,056)
Net increase (decrease) in net assets resulting from contractowner transactions	2,131,574	1,587,785	817,853	594,611
Net increase (decrease) in net assets	4,102,329	2,527,085	935,099	646,133

NET ASSETS
Beginning of period	8,214,853	5,687,768	1,821,037	1,174,904
End of period	$12,317,182	$8,214,853	$2,756,136	$1,821,037

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	187,254	146,134	71,001	47,423
Units purchased	30,348	39,717	19,257	18,098
Units sold/transferred	14,409	1,403	11,869	5,480
End of period	232,011	187,254	102,127	71,001

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-26	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series— Standard Class Sub-Account		DFA VA Equity Allocation Portfolio Sub-Account
	December 31, 2017	December 31, 2016	12/31/2017(x)

FROM OPERATIONS
Net investment income (loss)	$19,577	$14,409	$1,637
Net realized gain (loss)	96,143	64,651	(21)
Net change in unrealized appreciation (depreciation) on investments	129,621	388,123	124
Net increase (decrease) in net assets from operations	245,341	467,183	1,740

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	297,869	272,780	118,636
Net contractowner transfers	(253,303)	289,965	—
Withdrawals and death benefits (b)	(228,258)	(146,524)	(4,125)
Net increase (decrease) in net assets resulting from contractowner transactions	(183,692)	416,221	114,511
Net increase (decrease) in net assets	61,649	883,404	116,251

NET ASSETS
Beginning of period	2,178,280	1,294,876	—
End of period	$2,239,929	$2,178,280	$116,251

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	48,668	38,016	—
Units purchased	6,286	6,906	—
Units sold/transferred	(10,290)	3,746	4,172
End of period	44,664	48,668	4,172

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(x)	Sub-Account commenced operations December 13, 2017.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	DFA VA Global Bond Portfolio Sub-Account		DFA VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$16,989	$12,750	$139,646	$108,555
Net realized gain (loss)	17	5,738	121,639	32,414
Net change in unrealized appreciation (depreciation) on investments	900	(14,402)	763,768	429,367
Net increase (decrease) in net assets from operations	17,906	4,086	1,025,053	570,336

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	128,691	83,558	1,079,954	385,189
Net contractowner transfers	103,734	315,563	70,924	179,940
Withdrawals and death benefits (b)	(63,953)	(47,041)	(669,180)	(709,983)
Net increase (decrease) in net assets resulting from contractowner transactions	168,472	352,080	481,698	(144,854)
Net increase (decrease) in net assets	186,378	356,166	1,506,751	425,482

NET ASSETS
Beginning of period	787,183	431,017	6,853,641	6,428,159
End of period	$973,561	$787,183	$8,360,392	$6,853,641

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	28,910	16,103	242,263	247,828
Units purchased	4,636	3,059	35,713	14,194
Units sold/transferred	1,469	9,748	(20,011)	(19,759)
End of period	35,015	28,910	257,965	242,263

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-28	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	DFA VA International Small Portfolio Sub-Account		DFA VA International Value Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$86,615	$49,101	$114,911	$111,091
Net realized gain (loss)	118,001	169	48,175	(75,035)
Net change in unrealized appreciation (depreciation) on investments	531,129	74,098	816,058	272,878
Net increase (decrease) in net assets from operations	735,745	123,368	979,144	308,934

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	495,014	402,901	327,936	334,801
Net contractowner transfers	670,497	343,923	875,277	365,415
Withdrawals and death benefits (b)	(336,246)	(174,351)	(1,575,718)	(183,055)
Net increase (decrease) in net assets resulting from contractowner transactions	829,265	572,473	(372,505)	517,161
Net increase (decrease) in net assets	1,565,010	695,841	606,639	826,095

NET ASSETS
Beginning of period	2,166,265	1,470,424	3,746,230	2,920,135
End of period	$3,731,275	$2,166,265	$4,352,869	$3,746,230

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	61,247	44,164	120,265	102,282
Units purchased	11,909	12,183	9,124	11,648
Units sold/transferred	8,026	4,900	(18,315)	6,335
End of period	81,182	61,247	111,074	120,265

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	DFA VA Short-Term Fixed Portfolio Sub-Account		DFA VA US Large Value Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$7,128	$4,113	$115,684	$84,489
Net realized gain (loss)	88	1,051	307,824	41,034
Net change in unrealized appreciation (depreciation) on investments	(1,622)	3,981	569,381	553,869
Net increase (decrease) in net assets from operations	5,594	9,145	992,889	679,392

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	58,978	125,108	787,788	648,300
Net contractowner transfers	27,195	(16,277)	814,984	805,891
Withdrawals and death benefits (b)	(44,648)	(917,890)	(500,542)	(340,293)
Net increase (decrease) in net assets resulting from contractowner transactions	41,525	(809,059)	1,102,230	1,113,898
Net increase (decrease) in net assets	47,119	(799,914)	2,095,119	1,793,290

NET ASSETS
Beginning of period	652,472	1,452,386	4,653,180	2,859,890
End of period	$699,591	$652,472	$6,748,299	$4,653,180

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	25,624	57,487	96,809	70,730
Units purchased	2,304	4,931	15,219	15,565
Units sold/transferred	(681)	(36,794)	5,874	10,514
End of period	27,247	25,624	117,902	96,809

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-30	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account		DFA VIT Inflation Protected Securities Portfolio Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	12/31/2016(v)

FROM OPERATIONS
Net investment income (loss)	$22,946	$15,468	$1,626	$88
Net realized gain (loss)	136,258	12,342	14	4
Net change in unrealized appreciation (depreciation) on investments	33,905	297,642	(961)	(150)
Net increase (decrease) in net assets from operations	193,109	325,452	679	(58)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	156,277	214,671	3,492	4,804
Net contractowner transfers	358,147	57,007	62,248	2,992
Withdrawals and death benefits (b)	(113,778)	(91,219)	(8,652)	(208)
Net increase (decrease) in net assets resulting from contractowner transactions	400,646	180,459	57,088	7,588
Net increase (decrease) in net assets	593,755	505,911	57,767	7,530

NET ASSETS
Beginning of period	1,680,945	1,175,034	7,530	—
End of period	$2,274,700	$1,680,945	$65,297	$7,530

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	34,164	30,446	305	—
Units purchased	3,091	5,058	139	194
Units sold/transferred	4,863	(1,340)	2,115	111
End of period	42,118	34,164	2,559	305

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(v)	Sub-Account commenced operations July 19, 2016.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	John Hancock Emerging Markets Value Trust Sub-Account		M Capital Appreciation Fund Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$18,030	$6,360	$—	$—
Net realized gain (loss)	7,765	(5,717)	374,274	86,167
Net change in unrealized appreciation (depreciation) on investments	193,813	33,007	144,666	279,949
Net increase (decrease) in net assets from operations	219,608	33,650	518,940	366,116

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	181,725	46,750	567,316	418,569
Net contractowner transfers	526,498	273,383	169,445	581,425
Withdrawals and death benefits (b)	(69,206)	(24,219)	(314,379)	(181,281)
Net increase (decrease) in net assets resulting from contractowner transactions	639,017	295,914	422,382	818,713
Net increase (decrease) in net assets	858,625	329,564	941,322	1,184,829

NET ASSETS
Beginning of period	518,802	189,238	2,552,948	1,368,119
End of period	$1,377,427	$518,802	$3,494,270	$2,552,948

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	21,369	9,204	55,930	36,285
Units purchased	6,192	1,931	11,131	10,597
Units sold/transferred	15,201	10,234	(2,742)	9,048
End of period	42,762	21,369	64,319	55,930

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-32	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	M International Equity Fund Sub-Account		M Large Cap Growth Fund Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$84,030	$42,151	$—	$—
Net realized gain (loss)	(919)	(35,188)	141,783	113,118
Net change in unrealized appreciation (depreciation) on investments	887,785	16,833	1,048,843	(150,548)
Net increase (decrease) in net assets from operations	970,896	23,796	1,190,626	(37,430)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	812,540	744,575	550,581	525,053
Net contractowner transfers	590,327	283,089	579,169	189,849
Withdrawals and death benefits (b)	(494,125)	(306,379)	(392,091)	(223,034)
Net increase (decrease) in net assets resulting from contractowner transactions	908,742	721,285	737,659	491,868
Net increase (decrease) in net assets	1,879,638	745,081	1,928,285	454,438

NET ASSETS
Beginning of period	3,547,798	2,802,717	2,781,259	2,326,821
End of period	$5,427,436	$3,547,798	$4,709,544	$2,781,259

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	128,232	101,249	69,594	56,871
Units purchased	25,755	27,774	11,111	13,514
Units sold/transferred	4,151	(791)	4,091	(791)
End of period	158,138	128,232	84,796	69,594

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	M Large Cap Value Fund Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$42,207	$40,626	$2,439	$592
Net realized gain (loss)	122,787	(69,360)	2,867	5,911
Net change in unrealized appreciation (depreciation) on investments	220,702	241,984	33,648	9,652
Net increase (decrease) in net assets from operations	385,696	213,250	38,954	16,155

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	493,471	470,379	95,576	20,604
Net contractowner transfers	208,891	292	111,395	87,455
Withdrawals and death benefits (b)	(342,399)	(210,869)	(27,261)	(10,038)
Net increase (decrease) in net assets resulting from contractowner transactions	359,963	259,802	179,710	98,021
Net increase (decrease) in net assets	745,659	473,052	218,664	114,176

NET ASSETS
Beginning of period	2,272,657	1,799,605	157,885	43,709
End of period	$3,018,316	$2,272,657	$376,549	$157,885

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	54,085	46,955	3,697	1,189
Units purchased	11,089	12,848	2,065	553
Units sold/transferred	(2,710)	(5,718)	1,790	1,955
End of period	62,464	54,085	7,552	3,697

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-34	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2017	12/31/2016(w)	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$5,077	$312	$8,439	$6,794
Net realized gain (loss)	707	(358)	(210)	(20,818)
Net change in unrealized appreciation (depreciation) on investments	1,084	165	24,198	36,315
Net increase (decrease) in net assets from operations	6,868	119	32,427	22,291

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	32,935	4,383	13,402	34,243
Net contractowner transfers	104,399	29,826	23,731	(171,657)
Withdrawals and death benefits (b)	(17,331)	(1,125)	(19,825)	(93,454)
Net increase (decrease) in net assets resulting from contractowner transactions	120,003	33,084	17,308	(230,868)
Net increase (decrease) in net assets	126,871	33,203	49,735	(208,577)

NET ASSETS
Beginning of period	33,203	—	356,569	565,146
End of period	$160,074	$33,203	$406,304	$356,569

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,275	—	14,584	24,084
Units purchased	1,177	168	521	1,379
Units sold/transferred	3,137	1,107	171	(10,879)
End of period	5,589	1,275	15,276	14,584

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(w)	Sub-Account commenced operations August 24, 2016.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$11,797	$8,382	$45,347	$40,774
Net realized gain (loss)	(2,477)	(16,817)	(12,126)	(14,447)
Net change in unrealized appreciation (depreciation) on investments	7,531	27,364	69,006	24,881
Net increase (decrease) in net assets from operations	16,851	18,929	102,227	51,208

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	114,234	62,411	370,323	304,703
Net contractowner transfers	134,706	(95,983)	130,649	(36,206)
Withdrawals and death benefits (b)	(55,275)	(110,490)	(312,231)	(200,821)
Net increase (decrease) in net assets resulting from contractowner transactions	193,665	(144,062)	188,741	67,676
Net increase (decrease) in net assets	210,516	(125,133)	290,968	118,884

NET ASSETS
Beginning of period	355,354	480,487	1,911,227	1,792,343
End of period	$565,870	$355,354	$2,202,195	$1,911,227

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	14,014	19,963	68,325	65,889
Units purchased	4,416	2,484	12,815	10,877
Units sold/transferred	3,066	(8,433)	(6,214)	(8,441)
End of period	21,496	14,014	74,926	68,325

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-36	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	PVC Equity Income Account—Class 1 Sub-Account		PVC MidCap Account—Class 1 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$43,574	$47,217	$2,323	$1,484
Net realized gain (loss)	125,362	114,191	28,623	58,137
Net change in unrealized appreciation (depreciation) on investments	205,376	88,104	63,398	(24,971)
Net increase (decrease) in net assets from operations	374,312	249,512	94,344	34,650

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	364,290	381,063	14,863	15,671
Net contractowner transfers	131,739	(273,251)	(564)	(13,558)
Withdrawals and death benefits (b)	(213,504)	(171,369)	(21,142)	(22,092)
Net increase (decrease) in net assets resulting from contractowner transactions	282,525	(63,557)	(6,843)	(19,979)
Net increase (decrease) in net assets	656,837	185,955	87,501	14,671

NET ASSETS
Beginning of period	1,616,720	1,430,765	369,797	355,126
End of period	$2,273,557	$1,616,720	$457,298	$369,797

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	39,077	40,018	8,243	8,736
Units purchased	8,107	10,476	302	392
Units sold/transferred	(1,797)	(11,417)	(424)	(885)
End of period	45,387	39,077	8,121	8,243

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-37

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account		T. Rowe Price Health Sciences Portfolio I Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$—	$—	$—	$—
Net realized gain (loss)	(62,480)	(82,259)	24,293	(22,872)
Net change in unrealized appreciation (depreciation) on investments	41,611	213,192	82,174	(22,967)
Net increase (decrease) in net assets from operations	(20,869)	130,933	106,467	(45,839)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	47,799	52,046	160,380	84,398
Net contractowner transfers	90,247	(63,977)	93,734	(129,739)
Withdrawals and death benefits (b)	(442,940)	(85,322)	(59,553)	(61,815)
Net increase (decrease) in net assets resulting from contractowner transactions	(304,894)	(97,253)	194,561	(107,156)
Net increase (decrease) in net assets	(325,763)	33,680	301,028	(152,995)

NET ASSETS
Beginning of period	547,009	513,329	327,023	480,018
End of period	$221,246	$547,009	$628,051	$327,023

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	30,096	35,253	12,852	16,887
Units purchased	2,907	3,173	5,510	3,257
Units sold/transferred	(20,765)	(8,330)	984	(7,292)
End of period	12,238	30,096	19,346	12,852

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-38	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	T. Rowe Price Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund—Class 1 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$3,805	$1,740	$20,991	$14,963
Net realized gain (loss)	(442)	(349)	(10,416)	(238,575)
Net change in unrealized appreciation (depreciation) on investments	(953)	49	561,087	490,952
Net increase (decrease) in net assets from operations	2,410	1,440	571,662	267,340

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	49,870	28,131	227,186	162,869
Net contractowner transfers	127,870	63,164	228,061	(180,958)
Withdrawals and death benefits (b)	(35,304)	(26,625)	(102,269)	(113,809)
Net increase (decrease) in net assets resulting from contractowner transactions	142,436	64,670	352,978	(131,898)
Net increase (decrease) in net assets	144,846	66,110	924,640	135,442

NET ASSETS
Beginning of period	180,849	114,739	1,322,126	1,186,684
End of period	$325,695	$180,849	$2,246,766	$1,322,126

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	6,980	4,489	59,521	62,929
Units purchased	1,911	1,086	8,355	8,295
Units sold/transferred	3,548	1,405	4,039	(11,703)
End of period	12,439	6,980	71,915	59,521

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-39

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	Vanguard VIF Capital Growth Sub-Account		Vanguard VIF Equity Index Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$44,671	$33,412	$275,671	$185,231
Net realized gain (loss)	205,070	178,131	1,031,682	193,493
Net change in unrealized appreciation (depreciation) on investments	796,353	108,660	1,899,527	827,336
Net increase (decrease) in net assets from operations	1,046,094	320,203	3,206,880	1,206,060

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	696,809	403,302	2,862,785	1,121,795
Net contractowner transfers	658,055	166,695	2,595,741	4,067,231
Withdrawals and death benefits (b)	(484,761)	(274,279)	(3,155,727)	(469,325)
Net increase (decrease) in net assets resulting from contractowner transactions	870,103	295,718	2,302,799	4,719,701
Net increase (decrease) in net assets	1,916,197	615,921	5,509,679	5,925,761

NET ASSETS
Beginning of period	3,286,196	2,670,275	13,046,120	7,120,359
End of period	$5,202,393	$3,286,196	$18,555,799	$13,046,120

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	66,596	59,981	323,948	197,687
Units purchased	12,106	9,092	63,469	30,430
Units sold/transferred	3,132	(2,477)	(8,680)	95,831
End of period	81,834	66,596	378,737	323,948

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-40	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Sub-Account		Vanguard VIF Mid-Cap Index Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$77,048	$72,984	$43,378	$32,115
Net realized gain (loss)	(2,398)	(33,315)	189,411	156,932
Net change in unrealized appreciation (depreciation) on investments	30,683	101,642	402,810	112,286
Net increase (decrease) in net assets from operations	105,333	141,311	635,599	301,333

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	138,918	129,987	309,290	378,960
Net contractowner transfers	182,178	(191,267)	(8,164)	778,963
Withdrawals and death benefits (b)	(98,353)	(172,062)	(313,018)	(188,952)
Net increase (decrease) in net assets resulting from contractowner transactions	222,743	(233,342)	(11,892)	968,971
Net increase (decrease) in net assets	328,076	(92,031)	623,707	1,270,304

NET ASSETS
Beginning of period	1,420,522	1,512,553	3,268,997	1,998,693
End of period	$1,748,598	$1,420,522	$3,892,704	$3,268,997

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	43,991	52,158	76,208	51,772
Units purchased	4,092	4,230	6,534	9,265
Units sold/transferred	2,523	(12,397)	(6,534)	15,171
End of period	50,606	43,991	76,208	76,208

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-41

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	Vanguard VIF REIT Index Sub-Account		Vanguard VIF Small Company Growth Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$42,329	$33,447	$7,731	$3,876
Net realized gain (loss)	81,569	92,571	105,835	45,364
Net change in unrealized appreciation (depreciation) on investments	(47,593)	(22,760)	301,440	147,644
Net increase (decrease) in net assets from operations	76,305	103,258	415,006	196,884

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	219,396	150,371	346,256	177,149
Net contractowner transfers	210,695	187,529	690,394	310,378
Withdrawals and death benefits (b)	(223,155)	(95,271)	(181,017)	(115,514)
Net increase (decrease) in net assets resulting from contractowner transactions	206,936	242,629	855,633	372,013
Net increase (decrease) in net assets	283,241	345,887	1,270,639	568,897

NET ASSETS
Beginning of period	1,575,385	1,229,498	1,489,816	920,919
End of period	$1,858,626	$1,575,385	$2,760,455	$1,489,816

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	41,848	35,389	34,526	24,530
Units purchased	5,641	4,057	6,926	4,555
Units sold/transferred	(367)	2,402	10,363	5,441
End of period	47,122	41,848	51,815	34,526

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-42	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Sub-Account		Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$134,443	$86,163	$12,525	$10,675
Net realized gain (loss)	(2,563)	10,234	25,934	29,419
Net change in unrealized appreciation (depreciation) on investments	64,331	(23,896)	261,873	15,763
Net increase (decrease) in net assets from operations	196,211	72,501	300,332	55,857

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,097,186	1,144,698	34,729	26,243
Net contractowner transfers	1,715,854	981,244	6,433	188,251
Withdrawals and death benefits (b)	(683,743)	(373,296)	(107,957)	(106,494)
Net increase (decrease) in net assets resulting from contractowner transactions	2,129,297	1,752,646	(66,795)	108,000
Net increase (decrease) in net assets	2,325,508	1,825,147	233,537	163,857

NET ASSETS
Beginning of period	4,737,269	2,912,122	984,233	820,376
End of period	$7,062,777	$4,737,269	$1,217,770	$984,233

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	173,412	109,235	23,012	20,440
Units purchased	39,218	42,028	729	650
Units sold/transferred	37,212	22,149	(2,050)	1,922
End of period	249,842	173,412	21,691	23,012

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-43

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended	concluded

	VY Clarion Global Real Estate Portfolio— Class I Sub-Account
	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income (loss)	$5,466	$6,417
Net realized gain (loss)	(886)	471
Net change in unrealized appreciation (depreciation) on investments	15,401	(2,703)
Net increase (decrease) in net assets from operations	19,981	4,185

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	46,297	57,712
Net contractowner transfers	(186,186)	(144,802)
Withdrawals and death benefits (b)	(14,169)	(32,141)
Net increase (decrease) in net assets resulting from contractowner transactions	(154,058)	(119,231)
Net increase (decrease) in net assets	(134,077)	(115,046)

NET ASSETS
Beginning of period	297,466	412,512
End of period	$163,389	$297,466

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	9,176	12,838
Units purchased	1,382	1,857
Units sold/transferred	(6,008)	(5,519)
End of period	4,550	9,176

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-44	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on November 15, 2011 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Variable Universal Life Insurance Policy (referred to as “VUL”) and the Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “Survivorship VUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. Prior to October 1, 2016, Teachers Advisors, LLC was named Teachers Advisors, Inc. Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers 47 investment Sub-Accounts and Last Survivorship VUL offers 47 Sub-Accounts. Effective in 2008, VUL is no longer available to new customers. However, policy owners that existed prior to that date may continue to invest their premiums in the Sub-Accounts.

The following Sub-Account was added to the Separate Account:

Sub-Account	Inception Date	Commencement Date
DFA VA Equity Allocation Portfolio Sub-Account	July 10, 2017	December 13, 2017

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-2 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New Commission rule issuance: In October 2016, the Commission issued Final Rule Release No. 33-1023, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the Account to file new form NCEN. The requirements of this final rule in relation to form N-CEN must be adopted by June 1, 2018. However, Management does not anticipate a significant impact to the Separate Account’s financial statements or footnote disclosures upon adoption.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-45

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Certain portfolio investments that are measured at fair value using the net asset value per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statement of Assets and Liabilities. As of December 31, 2017, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2017, there were no transfers between levels by the Sub-Accounts.

As of December 31, 2017, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

VUL Expenses

The following table describes the fees and expenses that a contractowner will pay at the time that he or she buys the VUL, surrenders the VUL, or transfers VUL value among the Sub-Accounts:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect
Premium Expense Charge	Upon receipt of each Premium payment	(as a % of premium)	(as a % of premium)

Current:		First 10 Yrs up to 10 Targets: 10% First 10 Yrs above 10 Targets: 3% Yrs 11+: 2%	1st 10 Yrs up to 10 Targets: 15% 1st 10 Yrs above 10 Targets: 3% Yrs 11+: 3%

Guaranteed:		10%	15%

Partial Withdrawal Charge	At the time of each withdrawal

Current:		$0.00	$0.00

Guaranteed:		$20.00	$20.00

Surrender Charge[1]	Upon surrender or requested reduction in Base Face Amount

Current:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of premiums paid up to one Target.	0%
Guaranteed:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of one Target.	0%
Transfer Charge	Upon transfer

Current:		$0.00	$0.00

Guaranteed:		$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter

Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid

Current:		$0.00[2]	$0.00[2]

Guaranteed:		$200.00[2]	$200.00[2]
Enhanced Cash Value Rider	Upon each premium payment

Current:		5.00% of premium paid in first	5.00% of premium paid in first

		10 years up to one Target Premium	10 years up to one Target Premium

Guaranteed:		5.00% of all premium	5.00% of all premium

[1]	A Surrender Charge is applicable for 10 policy years from the Policy Date and is calculated as a percentage of the premium paid up to the Target Premium at issue stated in the Policy Specifications page of your policy. A Surrender Charge is also applicable for 10 years from the effective date of any increase in Base Face Amount. The percentage applied to the calculation starts out at 100% and reduces over the Surrender Charge period. The Target Premium varies by the sex, Issue Age and underwriting risk class of the Insured person, the Base Face Amount and whether the policy is issued with the Long Term Accumulation Rider. For a 52 year old male, preferred non-tobacco underwriting risk, $1,500,000 Base Face Amount, $750,000 Supplemental Face Amount, year 1, who has paid a premium of $35,000, the Surrender Charges deducted would be $17,685 when the LTA Rider is not in effect and $0 when the LTA Rider is in effect.

B-46	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

[2]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:
-	the yield on 90-day Treasury bills on the date the application was approved, or
-	the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Policy Fee	At the beginning of each policy month

Current:		$15.00	$8.00

Guaranteed:		$15.00	$8.00

Administrative Expense Charge—Base Face Amount coverage only	At the beginning of each policy month	(per $1,000 of Base Face Amount)	(per $1,000 of Base Face Amount)

Current:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Guaranteed:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Representative Charge[3]		$150.00	$202.50

Cost of Insurance[4]—Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01307 to $79.1075	$0.015 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2171	$0.2469

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01307 to $79.1075	$0.015 to $65.44017

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2171	$0.2379

Cost of Insurance[4]—Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01034 to $77.93	$0.01042 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2558	$0.2486

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01199 to $63.286	$0.01375 to $54.25416

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2468	$0.2600

[3]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 52, and a $1,500,000 Base Face Amount and $750,000 Supplemental Face Amount Policy Year 1.

[4]	The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[5]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 52, Policy Year 1.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-47

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect
Asset Based Risk Charge	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)

Generally Policy Dates before October 17, 2015

Current:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Generally Policy Dates on October 17, 2015 and thereafter

Current:		Yrs 1-15: 0.75%	Yrs 1-15: 0.24%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest

Current:		Yrs 1-10: 4.00%	Yrs 1-10: 4.00%

		Yrs 11+: 3.00%	Yrs 11+: 3.00%

Guaranteed:		Yrs 1-10: 4.50%	Yrs 1-10: 4.50%

		Yrs 11+: 3.50%	Yrs 11+: 3.50%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits[6]

Charitable Giving Benefit		No Additional Charge	No Additional Charge

Overloan Protection Endorsement		No Additional Charge[7]	No Additional Charge[7]

Waiver of Monthly Charges Rider	At the beginning of each policy month	(% of Monthly Charges other than the waiver charge until Insured age 65)	(% of Monthly Charges other than the waiver charge until Insured age 65)

Current:		3% to 10%	3% to 10%

Guaranteed:		3% to 10%	3% to 10%

Example[8]:		8.50%	8.50%

[6]	These charges may vary based on the Issue Age of the Insured, gender (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[7]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

[8]	Charge is for a male age 52.

Survivorship VUL Expenses

The following table describes the fees and expenses that a contractowner will pay at the time that he or she buys the Survivorship VUL, surrenders the Survivorship VUL, or transfers the Survivorship VUL value among the Sub-Accounts:

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge
Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%

Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00

B-48	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00

Accelerated Death Benefit Charge[1]	At the time the accelerated death benefit is paid	$200.00	$0.00

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:
-	the yield on 90-day Treasury bills on the date the application was approved, or
-	the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate , published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the Survivorship VUL, not including the fees and expenses of the Portfolios:

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge
Policy Fee	At the beginning of each policy month	$20 mo. x 12 $#061 $240	$20 mo. x 12 $#061 $240

Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.4381938 Maximum $56.3965913 Representative Charge[2] $24,061.80	Minimum $0.43819056 Maximum $56.39659128 Representative Charge[2] $19,249.44

Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2.221.08	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $1,776.96

Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002015

Cost of Insurance[3]—Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002015

Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%

If policy value in the investment accounts is less than 25% of the face amount:

Yrs 1 to 15: 0.60%

Yrs 16+: 0.24%

If policy value in the investment accounts is at least 25% of the face amount: Yrs 1 to 15: 0.42% Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1-10: 4.50% Yrs 11+: 3.50%	Yrs 1-10: 4.00% Yrs 11+: 3.00%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits:[5]

Charitable Giving		No Additional Charge	No Additional Charge

Benefit Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[2]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

[3]	The Cost of Insurance charges vary based on Issue Ages, sex (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s sex in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Policy Year 1.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-49

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

[5]	These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2017 were as follows:

Sub-Account	Purchases	Sales
TIAA-CREF Life Balanced	$708,537	$35,438
TIAA-CREF Life Bond	1,211,102	160,525
TIAA-CREF Life Growth Equity	842,855	286,629
TIAA-CREF Life Growth & Income	615,996	334,727
TIAA-CREF Life International Equity	1,406,638	1,148,271
TIAA-CREF Life Large Cap Value	73,657	508,305
TIAA-CREF Life Money Market	16,046,242	16,690,129
TIAA-CREF Life Real Estate Securities	38,724	27,291
TIAA-CREF Life Small-Cap Equity	310,585	114,431
TIAA-CREF Life Social Choice Equity	63,562	35,031
TIAA-CREF Life Stock Index	2,926,555	783,838
Delaware VIP Diversified Income Series—Standard Class	1,088,681	209,634
Delaware VIP Small Cap Value Series—Standard Class	581,735	667,091
DFA VA Equity Allocation Portfolio	118,204	2,054
DFA VA Global Bond Portfolio	275,900	89,976
DFA VA Global Moderate Allocation Portfolio	1,459,123	776,056
DFA VA International Small Portfolio	1,282,481	272,347
DFA VA International Value Portfolio	1,319,665	1,577,259
DFA VA Short-Term Fixed Portfolio	82,526	33,873
DFA VA US Large Value Portfolio	1,997,542	527,318
DFA VA US Targeted Value Portfolio	666,462	106,708
DFA VIT Inflation Protected Securities Portfolio	66,949	8,235
John Hancock Emerging Markets Value Trust	747,266	90,219
M Capital Appreciation Fund	1,077,113	294,354
M International Equity Fund	1,400,551	407,779
M Large Cap Growth Fund	1,239,575	375,858
M Large Cap Value Fund	873,672	330,684
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	230,734	48,585
PIMCO VIT Emerging Markets Bond Portfolio—Inst. Class	153,211	28,131
PIMCO VIT Global Bond Portfolio (Unhedged)—Instutitional Class	46,503	20,756
PIMCO VIT Real Return Portfolio—Institutional Class	273,947	68,485
PIMCO VIT Total Return Portfolio—Institutional Class	600,207	366,119
PVC Equity Income Account—Class I	730,437	310,678
PVC Midcap Account—Class 1	43,503	19,873
Prudential Series Fund-Natural Resources Portfolio—Class II	134,678	439,572
T. Rowe Price® Health Sciences Portfolio I	291,321	70,267
T. Rowe Price® Limited-Term Bond Portfolio	179,569	33,328
Templeton Developing Markets VIP Fund—Class 1	540,565	166,596
Vanguard VIF Capital Growth	1,422,458	409,516
Vanguard VIF Equity Index	6,632,028	3,582,708
Vanguard VIF High Yield Bond	416,016	116,225
Vanguard VIF Mid-Cap Index	1,047,754	857,713
Vanguard VIF Small Company Growth	1,190,018	220,098
Vanguard VIF REIT Index	527,975	203,223
Vanguard VIF Total Bond Market Index	3,329,098	1,047,258
Voya Russell Large Cap Growth Index Portfolio—Class I	48,222	102,492
VY Clarion Global Real Estate Portfolio—Class I	61,962	210,554

B-50	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Note 5—condensed financial information

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2017		35,141	$28.30	$32.21	$1,132,010	—%	13.82%
2016		13,430	$26.67	$28.30	$380,099	2.66%	6.14%
2015		10,038	$26.33	$26.67	$267,670	3.97%	1.28%
2014	(q)	3,206	$25.07	$26.33	$84,403	5.95%	5.01%

TIAA-CREF Life Bond Sub-Account
2017		54,358	$28.46	$29.75	$1,617,337	0.03%	4.54%
2016		18,538	$27.30	$28.46	$527,616	2.27%	4.23%
2015		37,844	$27.15	$27.30	$1,033,293	5.26%	0.57%
2014		11,382	$25.74	$27.15	$309,031	1.75%	5.47%
2013	(i)	3,764	$26.08	$25.74	$96,896	4.20%	(1.28)%

TIAA-CREF Life Growth Equity Sub-Account
2017		54,079	$42.84	$57.64	$3,117,022	—%	34.54%
2016		43,782	$43.26	$42.84	$1,875,695	0.70%	(0.96)%
2015		29,980	$39.44	$43.26	$1,296,840	0.30%	9.67%
2014		19,138	$35.45	$39.44	$754,900	0.43%	11.25%
2013	(j)	8,615	$26.46	$35.45	$305,449	0.39%	33.98%

TIAA-CREF Life Growth & Income Sub-Account
2017		42,478	$42.82	$53.06	$2,253,969	—%	23.91%
2016		36,473	$39.43	$42.82	$1,561,904	1.33%	8.60%
2015		34,808	$38.16	$39.43	$1,372,606	1.16%	3.34%
2014		31,196	$34.35	$38.16	$1,190,455	1.07%	11.09%
2013	(k)	26,936	$26.23	$34.35	$925,291	2.04%	30.97%

TIAA-CREF Life International Equity Sub-Account
2017		103,545	$32.17	$42.78	$4,429,431	1.21%	32.98%
2016		97,673	$31.83	$32.17	$3,141,951	1.76%	1.06%
2015		69,390	$32.15	$31.83	$2,208,852	1.51%	(0.98)%
2014		50,596	$34.91	$32.15	$1,626,537	1.91%	(7.90)%
2013	(i)	18,694	$28.67	$34.91	$652,510	9.43%	21.73%

TIAA-CREF Life Large-Cap Value Sub-Account
2017		19,487	$43.48	$48.85	$952,000	—%	12.34%
2016		29,020	$36.62	$43.48	$1,261,908	2.36%	18.74%
2015		17,802	$38.55	$36.62	$651,932	1.92%	(5.00)%
2014		13,492	$35.37	$38.55	$520,088	1.76%	8.98%
2013	(l)	14,347	$28.42	$35.37	$507,502	3.99%	24.45%

TIAA-CREF Life Money Market Sub-Account
2017		288,679	$25.08	$25.27	$7,293,674	0.78%	0.74%
2016		316,502	$25.01	$25.08	$7,937,561	0.28%	0.28%
2015		296,086	$25.01	$25.01	$7,404,519	0.00%	0.00%
2014		293,981	$25.01	$25.01	$7,351,647	0.00%	0.00%
2013		450,103	$25.01	$25.01	$11,255,808	0.00%	0.01%

TIAA-CREF Life Real Estate Securities Sub-Account
2017		5,088	$36.69	$41.21	$209,664	—%	12.32%
2016		4,923	$35.29	$36.69	$180,654	2.75%	3.96%
2015		4,449	$33.82	$35.29	$157,029	1.50%	4.37%
2014		10,869	$26.32	$33.82	$367,564	2.05%	28.47%
2013		7,818	$25.84	$26.32	$205,792	2.56%	1.89%

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-51

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

TIAA-CREF Life Small-Cap Equity Sub-Account
2017		38,257	$45.89	$52.73	$2,017,347	—%	14.90%
2016		35,122	$38.29	$45.89	$1,611,862	1.21%	19.87%
2015		21,188	$38.34	$38.29	$811,233	0.89%	(0.15)%
2014		13,412	$35.89	$38.34	$514,268	0.92%	6.85%
2013		3,235	$25.66	$35.89	$116,084	1.77%	39.87%

TIAA-CREF Life Social Choice Equity Sub-Account
2017		13,555	$42.11	$50.93	$690,377	0.01%	20.96%
2016		12,968	$37.15	$42.11	$546,020	2.40%	13.35%
2015		21,188	$38.18	$37.15	$466,505	2.98%	(2.70)%
2014		9,754	$34.40	$38.18	$372,363	1.93%	10.98%
2013	(m)	3,457	$31.55	$34.40	$118,920	8.50%	9.02%

TIAA-CREF Life Stock Index Sub-Account
2017		232,011	$43.87	$53.09	$12,317,182	—%	21.01%
2016		187,254	$38.92	$43.87	$8,214,853	2.29%	12.71%
2015		146,134	$38.75	$38.92	$5,687,768	2.54%	0.43%
2014		79,254	$34.46	$38.75	$3,071,457	2.68%	12.46%
2013		29,521	$25.83	$34.46	$1,017,306	4.47%	33.43%

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2017		102,127	$25.65	$26.99	$2,756,136	2.56%	5.22%
2016		71,001	$24.78	$25.65	$1,821,037	3.43%	3.52%
2015		47,423	$25.05	$24.78	$1,174,904	1.66%	(1.08)%
2014	(s)	44	$25.05	$25.05	$1,099	—%	—%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2017		44,664	$44.76	$50.15	$2,239,929	0.90%	12.05%
2016		48,668	$34.06	$44.76	$2,178,280	1.67%	31.41%
2015		38,016	$36.32	$34.06	$1,294,876	0.71%	(6.22)%
2014		35,500	$34.31	$36.32	$1,289,366	0.52%	5.86%
2013		23,432	$25.70	$34.31	$803,916	0.13%	33.51%

DFA VA Equity Allocation Portfolio Sub-Account
2017	(x)	4,172	$—	$27.87	$116,251	27.06%	1.51%

DFA VA Global Bond Portfolio Sub-Account
2017		35,015	$27.23	$27.80	$973,561	1.88%	2.11%
2016		28,910	$26.77	$27.23	$787,183	2.17%	1.73%
2015		16,103	$26.36	$26.77	$431,017	2.52%	1.55%
2014		7,368	$25.62	$26.36	$194,221	3.51%	2.88%
2013	(n)	318	$25.78	$25.62	$8,150	0.58%	(0.62)%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2017		257,965	$28.29	$32.41	$8,360,392	1.87%	14.56%
2016		242,263	$25.94	$28.29	$6,853,641	1.67%	9.07%
2015		247,828	$26.48	$25.94	$6,428,159	2.26%	(2.04)%
2014	(r)	110,504	$26.19	$26.48	$2,925,864	10.28%	1.10%

DFA VA International Small Portfolio Sub-Account
2017		81,182	$35.37	$45.96	$3,731,275	3.09%	29.95%
2016		61,247	$33.29	$35.37	$2,166,265	2.82%	6.23%
2015		44,164	$31.47	$33.29	$1,470,424	2.41%	5.81%
2014		30,257	$33.39	$31.47	$952,069	2.69%	(5.78)%
2013		12,465	$26.28	$33.39	$416,269	4.18%	27.07%

B-52	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

DFA VA International Value Portfolio Sub-Account
2017		111,074	$31.15	$39.19	$4,352,869	2.74%	25.81%
2016		120,265	$28.55	$31.15	$3,746,230	3.57%	9.11%
2015		102,282	$30.69	$28.55	$2,920,135	3.22%	(6.96)%
2014		81,768	$33.05	$30.69	$2,509,100	5.74%	(7.16)%
2013		36,406	$27.17	$33.05	$1,203,275	4.97%	21.65%

DFA VA Short-Term Fixed Portfolio Sub-Account
2017		27,247	$25.46	$25.68	$699,591	1.05%	0.83%
2016		25,624	$25.26	$25.46	$652,472	0.45%	0.79%
2015		57,487	$25.19	$25.26	$1,452,386	0.31%	0.30%
2014		56,511	$25.15	$25.19	$1,423,414	0.34%	0.15%
2013	(m)	813	$25.14	$25.15	$20,441	0.91%	0.06%

DFA VA US Large Value Portfolio Sub-Account
2017		117,902	$48.07	$57.24	$6,748,299	2.13%	19.08%
2016		96,809	$40.43	$48.07	$4,653,180	2.43%	18.87%
2015		70,730	$41.86	$40.43	$2,859,890	2.23%	(3.41)%
2014		52,793	$38.37	$41.86	$2,209,923	2.53%	9.08%
2013		20,633	$27.25	$38.37	$791,772	3.68%	40.82%

DFA VA US Targeted Value Portfolio Sub-Account
2017		42,118	$49.20	$54.01	$2,274,700	1.24%	9.77%
2016		34,164	$38.59	$49.20	$1,680,945	1.23%	27.49%
2015		30,446	$40.72	$38.59	$1,175,034	1.47%	(5.23)%
2014		22,636	$39.27	$40.72	$921,796	1.45%	3.71%
2013	(o)	6,334	$30.27	$39.27	$248,711	1.70%	29.74%

DFA VIT Inflation Protected Securities Portfolio Sub-Account
2017		2,559	$24.71	$25.52	$65,297	8.47%	3.27%
2016	(v)	305	$25.00	$24.71	$7,530	2.45%	(2.04)%

John Hancock Emerging Markets Value Trust Sub-Account
2017		42,762	$24.28	$32.21	$1,377,427	2.32%	32.68%
2016		21,369	$20.56	$24.28	$518,802	2.53%	18.08%
2015	(u)	9,204	$25.97	$20.56	$189,238	4.76%	(20.83)%

M Capital Appreciation Fund Sub-Account
2017		64,319	$45.65	$54.33	$3,494,270	—%	19.02%
2016		55,930	$37.71	$45.65	$2,552,948	—%	21.06%
2015		36,285	$40.36	$37.71	$1,368,119	—%	(6.58)%
2014		29,058	$35.90	$40.36	$1,172,813	—%	12.42%
2013		16,605	$25.79	$35.90	$596,146	—%	39.20%

M International Equity Fund Sub-Account
2017		158,138	$27.67	$34.32	$5,427,436	1.78%	24.05%
2016		128,232	$27.68	$27.67	$3,547,798	1.30%	(0.05)%
2015		101,249	$28.82	$27.68	$2,802,717	2.32%	(3.94)%
2014		58,713	$31.01	$28.82	$1,691,948	2.98%	(7.06)%
2013		32,169	$26.65	$31.01	$997,417	4.42%	16.32%

M Large Cap Growth Fund Sub-Account
2017		84,796	$39.96	$55.54	$4,709,544	—%	38.97%
2016		69,594	$40.91	$39.96	$2,781,259	—%	(2.32)%
2015		56,871	$37.99	$40.91	$2,326,821	0.03%	7.70%
2014		51,378	$34.47	$37.99	$1,951,739	0.06%	10.21%
2013		24,556	$25.32	$34.47	$846,377	0.91%	36.15%

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-53

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

M Large Cap Value Fund Sub-Account
2017		62,464	$42.02	$48.32	$3,018,316	1.59%	14.99%
2016		54,085	$38.33	$42.02	$2,272,657	2.04%	9.64%
2015		46,955	$38.58	$38.33	$1,799,605	1.48%	(0.66)%
2014		43,376	$35.17	$38.58	$1,673,417	1.54%	9.68%
2013		24,389	$26.21	$35.17	$857,848	4.28%	34.22%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2017		7,552	$42.71	$49.86	$376,549	0.95%	16.74%
2016		3,697	$36.77	$42.71	$157,885	0.79%	16.17%
2015		1,189	$40.11	$36.77	$43,709	0.86%	(8.34)%
2014		596	$35.23	$40.11	$23,899	1.90%	13.84%
2013		142	$25.71	$35.23	$5,016	1.08%	37.05%

PIMCO VIT Emerging Markets Bond Portfolio Sub-Account
2017		5,589	$26.02	$28.64	$160,074	5.19%	10.06%
2016	(w)	1,275	$25.00	$26.02	$33,203	2.04%	(2.44)%

$PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
2017		15,276	$24.45	$26.60	$406,304	2.17%	8.79%
2016		14,584	$23.47	$24.45	$356,569	1.64%	4.20%
2015		24,084	$24.41	$23.47	$565,146	1.96%	(3.89)%
2014		18,878	$23.84	$24.41	$460,878	2.66%	2.42%
2013		4,223	$26.01	$23.84	$100,664	0.96%	(8.34)%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2017		21,496	$25.36	$26.32	$565,870	2.58%	3.81%
2016		14,014	$24.07	$25.36	$355,354	2.29%	5.36%
2015		19,963	$24.70	$24.07	$480,487	6.33%	(2.56)%
2014		7,856	$23.92	$24.70	$194,036	1.54%	3.25%
2013		3,000	$26.31	$23.92	$71,763	2.77%	(9.08)%

PIMCO VIT Total Return Portfolio—Institutional Class Sub-Account
2017		74,926	$27.98	$29.39	$2,202,195	2.17%	5.08%
2016		68,325	$27.20	$27.98	$1,911,227	2.23%	2.84%
2015		65,889	$27.04	$27.20	$1,792,343	4.72%	0.60%
2014		88,454	$25.89	$27.04	$2,391,892	2.62%	4.44%
2013		37,077	$26.37	$25.89	$960,003	2.78%	(1.81)%

PVC Equity Income Account—Class 1 Sub-Account
2017		45,387	$41.37	$50.09	$2,273,557	2.25%	21.08%
2016		39,077	$35.75	$41.37	$1,616,720	2.86%	15.72%
2015		40,018	$37.22	$35.75	$1,430,765	2.51%	(3.93)%
2014		31,755	$32.99	$37.22	$1,181,771	2.95%	12.80%
2013		11,903	$25.92	$32.99	$392,690	4.01%	27.30%

PVC MidCap Account—Class 1 Sub-Account
2017		8,121	$44.86	$56.31	$457,298	0.55%	25.51%
2016		8,243	$40.65	$44.86	$369,797	0.42%	10.37%
2015		8,736	$39.99	$40.65	$355,126	0.52%	1.64%
2014		8,940	$35.40	$39.99	$357,528	0.52%	12.99%
2013		12,217	$26.43	$35.40	$432,439	2.02%	33.93%

Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
2017		12,238	$18.18	$18.08	$221,246	—%	(0.53)%
2016		30,096	$14.56	$18.18	$547,009	—%	24.82%
2015		35,253	$20.46	$14.56	$513,329	—%	(28.85)%
2014		9,992	$25.51	$20.46	$204,489	—%	(19.79)%
2013		3,791	$23.25	$25.51	$96,715	—%	9.76%

B-54	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2017		19,346	$25.45	$32.46	$628,051	—%	27.58%
2016		12,852	$28.43	$25.45	$327,023	—%	(10.48)%
2015	(t)	16,887	$26.63	$28.43	$480,018	—%	6.74%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2017		12,439	$25.91	$26.18	$325,695	1.47%	1.06%
2016		6,980	$25.56	$25.91	$180,849	1.36%	1.37%
2015		4,489	$25.48	$25.56	$114,739	1.13%	0.31%
2014		10,697	$25.32	$25.48	$272,585	1.19%	0.64%
2013		923	$25.29	$25.32	$23,378	1.54%	0.13%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2017		71,915	$22.21	$31.24	$2,246,766	1.19%	40.65%
2016		59,521	$18.86	$22.21	$1,322,126	1.04%	17.79%
2015		62,929	$23.40	$18.86	$1,186,684	2.39%	(19.42)%
2014		54,180	$25.46	$23.40	$1,267,957	1.51%	(8.09)%
2013		20,087	$25.65	$25.46	$511,466	2.40%	(0.73)%

Vanguard VIF Capital Growth Sub-Account
2017		81,834	$49.35	$63.57	$5,202,393	1.07%	28.83%
2016		66,596	$44.52	$49.35	$3,286,196	1.17%	10.84%
2015		59,981	$43.38	$44.52	$2,670,275	1.06%	2.62%
2014		52,955	$36.63	$43.38	$2,297,178	0.76%	18.43%
2013		32,077	$26.45	$36.63	$1,174,981	0.28%	38.48%

Vanguard VIF Equity Index Sub-Account
2017		378,737	$40.27	$48.99	$18,555,799	1.68%	21.66%
2016		323,948	$36.02	$40.27	$13,046,120	2.00%	11.81%
2015		197,687	$35.57	$36.02	$7,120,359	1.44%	1.27%
2014		105,191	$31.34	$35.57	$3,741,427	1.40%	13.51%
2013	(p)	54,016	$26.39	$31.34	$1,692,626	—%	18.73%

Vanguard VIF High Yield Bond Sub-Account
2017		50,606	$32.29	$34.55	$1,748,598	4.81%	7.00%
2016		43,991	$29.00	$32.29	$1,420,522	5.16%	11.35%
2015		52,158	$29.46	$29.00	$1,512,553	5.48%	(1.58)%
2014		52,167	$28.22	$29.46	$1,537,063	4.22%	4.40%
2013		19,677	$27.05	$28.22	$555,292	0.62%	4.35%

Vanguard VIF Mid-Cap Index Sub-Account
2017		76,208	$42.90	$51.08	$3,892,704	1.20%	19.08%
2016		76,208	$38.61	$42.90	$3,268,997	1.27%	11.11%
2015		51,772	$39.17	$38.61	$1,998,693	1.19%	(1.43)%
2014		46,172	$34.48	$39.17	$1,808,421	0.76%	13.59%
2013		15,456	$25.55	$34.48	$532,927	0.51%	34.93%

Vanguard VIF REIT Index Sub-Account
2017		47,122	$37.65	$39.44	$1,858,626	2.48%	4.78%
2016		41,848	$34.74	$37.65	$1,575,385	2.50%	8.36%
2015		35,389	$33.99	$34.74	$1,229,498	1.48%	2.22%
2014		15,351	$26.12	$33.99	$521,728	2.75%	30.11%
2013		8,341	$25.53	$26.12	$217,886	1.75%	2.33%

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-55

Notes to financial statements	concluded

TIAA-CREF Life Separate Account VLI-2

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

Vanguard VIF Small Company Growth Sub-Account
2017	51,815	$43.15	$53.27	$2,760,455	0.39%	23.46%
2016	34,526	$37.54	$43.15	$1,489,816	0.34%	14.94%
2015	24,530	$38.61	$37.54	$920,919	0.34%	(2.75)%
2014	23,036	$37.34	$38.61	$889,306	0.18%	3.38%
2013	4,533	$25.48	$37.34	$169,291	0.34%	46.54%

Vanguard VIF Total Bond Market Index Sub-Account
2017	249,842	$27.32	$28.27	$7,062,777	2.29%	3.48%
2016	173,412	$26.66	$27.32	$4,737,269	2.17%	2.47%
2015	109,235	$26.57	$26.66	$2,912,122	1.55%	0.33%
2014	36,476	$25.09	$26.57	$969,179	1.44%	5.89%
2013	10,631	$25.68	$25.09	$266,750	0.38%	(2.29)%

Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
2017	21,691	$42.77	$56.14	$1,217,770	1.12%	31.27%
2016	23,012	$40.14	$42.77	$984,233	1.22%	6.57%
2015	20,440	$37.30	$40.14	$820,376	0.87%	7.60%
2014	4,560	$32.98	$37.30	$170,094	1.35%	13.10%
2013	5,791	$24.99	$32.98	$190,979	0.70%	32.00%

VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2017	4,550	$32.42	$35.91	$163,389	2.83%	10.77%
2016	9,176	$32.13	$32.42	$297,466	1.47%	0.89%
2015	12,838	$32.59	$32.13	$412,512	2.95%	(1.42)%
2014	8,143	$28.58	$32.59	$265,430	1.05%	14.07%
2013	3,743	$27.49	$28.58	$106,948	0.27%	3.95%

(b)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as morality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values of the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of declaration of dividends by the underlying fund in which the Sub-Account invests.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized.
(i)	Sub-Account commenced operations March 21, 2013.
(j)	Sub-Account commenced operations January 18, 2013
(k)	Sub-Account commenced operations January 9, 2013.
(l)	Sub-Account commenced operations February 27, 2013.
(m)	Sub-Account commenced operations September 16, 2013.
(n)	Sub-Account commenced operations March 18, 2013.
(o)	Sub-Account commenced operations March 7, 2013.
(p)	Sub-Account commenced operations April 24, 2013.
(q)	Sub-Account commenced operations March 28, 2014.
(r)	Sub-Account commenced operations May 21, 2014.
(s)	Sub-Account commenced operations December 31, 2014.
(t)	Sub-Account commenced operations January 29, 2015.
(u)	Sub-Account commenced operations February 3, 2015.
(v)	Sub-Account commenced operations July 19, 2016.
(w)	Sub-Account commenced operations August 24, 2016.
(x)	Sub-Account commenced operations December 13, 2017.

Note 6—subsequent event

Effective January 18, 2018, Vanguard VIF REIT Index Portfolio has changed its name to Vanguard VIF Real Estate Index Portfolio.

B-56	Statement of Additional Information ∎ M Intelligent Survivorship VUL

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-57

Report of independent auditor

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2017 and 2016, and the related statutory-basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2018

B-58	Statement of Additional Information ∎ M Intelligent Survivorship VUL

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands)	2017	2016

ADMITTED ASSETS
Bonds	$7,240,086	$6,100,510
Preferred stocks	183	183
Common stocks	—	586
Cash, cash equivalents and short-term investments	102,646	28,131
Contract loans	27,016	23,857
Other long-term investments	5,124	10,144
Investment income due and accrued	63,092	55,011
Net deferred federal income tax asset	17,006	21,376
Reinsurance amounts receivable	28,176	15,713
Other assets	20,834	20,969
Separate account assets	5,052,500	5,605,991
Total admitted assets	$12,556,663	$11,882,471

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$6,996,890	$5,801,826
Asset valuation reserve	46,916	40,826
Interest maintenance reserve	13,796	2,491
Federal income tax payable to TIAA	2,287	2,378
Other amounts payable on reinsurance	18,347	15,667
Other liabilities	28,106	21,354
Separate account liabilities	5,038,780	5,588,255
Total liabilities	12,145,122	11,472,797

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	457,500	457,500
Surplus (deficit)	(48,459)	(50,326)
Total capital and surplus	411,541	409,674
Total liabilities, capital and surplus	$12,556,663	$11,882,471

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-59

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2017	2016	2015

REVENUES
Insurance and annuity premiums and other considerations	$736,413	$695,583	$716,392
Net investment income	240,395	209,258	181,541
Commissions and expense allowances on reinsurance ceded	24,169	26,492	28,376
Reserve adjustments on reinsurance ceded	32,733	33,400	51,598
Separate account fees and other revenues	25,936	24,821	24,860
Total revenues	$1,059,646	$989,554	$1,002,767

EXPENSES
Policy and contract benefits	$246,649	$227,194	$198,054
Increase in policy and contract reserves	327,489	348,093	366,031
Insurance expenses and taxes (excluding Federal income taxes)	129,053	141,101	146,613
Commissions on premiums	27,375	31,056	33,930
Interest on deposit-type contracts	49,155	37,274	30,105
Net transfers to separate accounts	241,681	189,656	259,745
Total expenses	$1,021,402	$974,374	$1,034,478

Income (loss) before federal income tax and net realized capital gains (losses)	38,244	15,180	(31,711)
Federal income tax expense	10,907	12,303	3,543
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	1,900	(325)	(4,539)
Net income (loss)	$29,237	$2,552	$(39,793)

B-60	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2014	$2,500	$357,500	$(5,425)	$354,575
Net income (loss)	—	—	(39,793)	(39,793)
Change in net unrealized capital gains (losses) on investments	—	—	290	290
Change in asset valuation reserve	—	—	(6,338)	(6,338)
Change in surplus in separate accounts	—	—	3,441	3,441
Change in liability for reinsurance in unauthorized companies	—	—	3,199	3,199
Change in net deferred income tax	—	—	16,437	16,437
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(15,462)	(15,462)
Deferred premium asset limitation	—	—	(1,929)	(1,929)
Other assets	—	—	(1,902)	(1,902)
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2015	$2,500	$407,500	$(47,482)	$362,518

Net income (loss)	—	—	2,552	2,552
Change in net unrealized capital gains (losses) on investments	—	—	(281)	(281)
Change in asset valuation reserve	—	—	(7,183)	(7,183)
Change in surplus in separate accounts	—	—	(1,601)	(1,601)
Change in liability for reinsurance in unauthorized companies	—	—	1,803	1,803
Change in net deferred income tax	—	—	3,910	3,910
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,003)	(1,003)
Deferred premium asset limitation	—	—	(1,635)	(1,635)
Other assets	—	—	594	594
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2016	$2,500	$457,500	$(50,326)	$409,674

Net income (loss)	—	—	29,237	29,237
Change in net unrealized capital gains (losses) on investments	—	—	(574)	(574)
Change in asset valuation reserve	—	—	(6,090)	(6,090)
Change in surplus in separate accounts	—	—	(4,094)	(4,094)
Change in liability for reinsurance in unauthorized companies	—	—	(10,828)	(10,828)
Change in net deferred income tax	—	—	(26,980)	(26,980)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	22,610	22,610
Deferred premium asset limitation	—	—	(1,137)	(1,137)
Other assets	—	—	(277)	(277)
Balance, December 31, 2017	$2,500	$457,500	$(48,459)	$411,541

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-61

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2017	2016	2015

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$736,564	$684,962	$708,531
Separate account fees and other revenues	49,060	57,547	44,258
Net investment income	231,848	200,408	176,308
Total Receipts	1,017,472	942,917	929,097
Policy and contract benefits	223,773	189,705	129,344
Commissions and expenses paid	156,463	172,618	179,665
Federal income tax expense	15,545	9,311	6,819
Net transfers to separate accounts	240,597	190,483	256,943
Total Disbursements	636,378	562,117	572,771
Net cash from operations	381,094	380,800	356,326

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	572,415	653,665	473,427
Stocks	346	—	26
Other invested assets	5,313	—	—
Net gains on cash, cash equivalents and short-term investments	—	42	5
Miscellaneous proceeds	161	—	—
Cost of investments acquired:
Bonds	1,694,574	1,508,360	979,161
Net increase in contract loans	3,159	5,174	2,606
Net losses on cash, cash equivalents and short-term investments	2	—	—
Miscellaneous applications	—	560	—
Net cash used in investments	(1,119,500)	(860,387)	(508,309)

CASH FROM FINANCING AND OTHER
Additional paid in capital	—	50,000	50,000
Net deposits on deposit-type contracts funds	816,788	294,277	175,461
Other cash provided (applied)	(3,867)	(2,590)	2,046
Net cash from financing and other	812,921	341,687	227,507
NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	74,515	(137,900)	75,524
CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	28,131	166,031	90,507

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$102,646	$28,131	$166,031

B-62	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, book value separate account agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

	For the Years Ended December 31,
(in thousands)	SSAP#	F/S Line	2017	2016	2015
Net income (loss), NAIC SAP			$30,771	$2,961	$(39,401)
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1,534)	(409)	(392)
Net income (loss), New York SAP			$29,237	$2,552	$(39,793)

Capital and surplus, NAIC SAP			$447,061	$438,851	$388,346
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Deferred premium asset limitation	61R	Other assets	(35,406)	(34,269)	(32,635)
Separate Account Assets	56	Separate account assets	13,365	17,446	23,627
Separate Account Liabilities	56	Separate account liabilities	(8,885)	(9,294)	(14,169)
Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	(4,594)	(3,060)	(2,651)
Capital and surplus, New York SAP			$411,541	$409,674	$362,518

The Company’s risk based capital as of December 31, 2017 and 2016 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-63

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost under NAIC SAP;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

B-64	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an other-than-temporary impairment (“OTTI”) has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-65

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent that they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate account assets are accounted for at fair value, except the Stable Value Separate Account (“SVSA”) which supports book value separate account agreements, in which case the assets are accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2017	2016	Change
Net deferred tax assets	$25,978	$48,588	$(22,610)
Deferred premium assets	35,406	34,269	1,137
Other invested assets	1,202	1,190	12
Sundry receivables	434	169	265
Total	$63,020	$84,216	$(21,196)

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

B-66	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”): Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2017	2016	2015
Exchange/restructure/transfer of bond investments	$72,445	$176,336	$140,969
Capitalized interest on bonds	1,230	446	—
Total	$73,675	$176,782	$140,969

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (“VM”) and to facilitate the implementation of Principles-Based Reserving (“PBR”), which was effective on January 1, 2017. The adoption of PBR will be phased-in over three years, and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed methods and assumptions and (b) the PBR reserve which considers a range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the in-force block of business issued prior to the effective date.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-67

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR when it becomes effective and subsequent implementations.

The Company’s state of domicile, New York, has not yet adopted PBR into law. When New York adopts PBR it will apply to the Company. Until New York adopts PBR, the Company will continue to follow New York requirements, which are formula based reserves. The Company is still evaluating the NAIC guidance and does not anticipate a material impact on surplus.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2017
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$291,063	$3,901	$(1,725)	$293,239
All other governments	76,767	288	(938)	76,117
States, territories & possessions	63,532	2,666	(307)	65,891
Political subdivisions of states, territories, & possessions	27,335	1,288	(125)	28,498
Special revenue & special assessment, non-guaranteed agencies & government	612,783	8,062	(9,429)	611,416
Industrial & miscellaneous	6,164,500	291,460	(24,237)	6,431,723
Credit tenant loans	4,106	86	—	4,192
Total	$7,240,086	$307,751	$(36,761)	$7,511,076

	2016
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$338,033	$6,014	$(2,580)	$341,467
All other governments	58,520	7	(1,203)	57,324
States, territories & possessions	59,643	1,816	(242)	61,217
Political subdivisions of states, territories, & possessions	17,053	99	(328)	16,824
Special revenue & special assessment, non-guaranteed agencies & government	407,167	8,082	(7,894)	407,355
Industrial & miscellaneous	5,215,131	166,351	(62,234)	5,319,248
Credit tenant loans	4,963	360	—	5,323
Total	$6,100,510	$182,729	$(74,481)	$6,208,758

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

B-68	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2017
All other bonds	$873,008	$(5,597)	$867,411	$652,824	$(17,830)	$634,994
Loaned-backed and structured bonds	308,803	(3,066)	305,737	359,804	(10,268)	349,536
Total	$1,181,811	$(8,663)	$1,173,148	$1,012,628	$(28,098)	$984,530

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2016
All other bonds	$1,723,181	$(47,610)	$1,675,571	$150,802	$(13,478)	$137,324
Loaned-backed and structured bonds	393,748	(11,461)	382,287	47,714	(1,932)	45,782
Total	$2,116,929	$(59,071)	$2,057,858	$198,516	$(15,410)	$183,106

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2017		December 31, 2016
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Due in one year or less	$345,288	$345,733	$264,951	$265,989
Due after one year through five years	1,508,645	1,531,702	1,465,162	1,492,458
Due after five years through ten years	2,138,288	2,173,283	1,725,867	1,735,739
Due after ten years	2,336,513	2,554,350	1,996,813	2,068,143
Subtotal	6,328,734	6,605,068	5,452,793	5,562,329
Residential mortgage-backed securities	469,269	463,860	347,725	346,643
Commercial mortgage-backed securities	137,712	137,852	86,531	86,727
Asset-backed securities	304,371	304,296	213,461	213,059
Subtotal	911,352	906,008	647,717	646,429
Total	$7,240,086	$7,511,076	$6,100,510	$6,208,758

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (dollars in thousands):

	2017		2016
NAIC 1 and 2	$7,189,686	99.3%	$6,013,265	98.6%
NAIC 3 through 6	50,400	0.7	87,245	1.4
Total	$7,240,086	100.0%	$6,100,510	100.0%

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-69

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2017	2016
Manufacturing	20.2%	20.7%
Finance and financial services	17.0	15.5
Public utilities	12.2	12.6
Oil and gas	6.8	7.2
Residential mortgage-backed securities	6.5	5.7
Transportation	6.3	7.2
Services	4.9	5.7
Real estate investment trusts	4.8	3.3
Asset-backed securities	4.2	3.5
Communications	3.5	4.2
U.S. governments	3.4	4.6
Revenue and special obligations	3.3	3.0
Retail and wholesale trade	3.0	2.9
Commercial mortgage-backed securities	1.9	1.4
All other governments	1.1	1.2
Mining	0.9	1.3
Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2017 and 2016, the Company did not recognize any OTTI on loan-backed or structured securities where it had the intent to sell, lacked the ability to retain the security for a period of time sufficient to recover the amortized cost basis, or where the present value of the cash flows expected to be collected was less than the amortized cost basis.

Note 4—subsidiary, controlled and affiliated entities

The Company has no investments in subsidiary, controlled or affiliated entities (“SCA”) that exceed 10% of its admitted assets.

At December 31, 2017 or 2016, respectively, the Company has the following as amounts due to parent, subsidiaries, and affiliates (in thousands):

	2017	2016
Amounts due to parent, subsidiaries, and affiliates	$12,307	$14,678

Note 5—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Bonds	$244,244	$211,291	$183,389
Other long-term investments	388	666	641
Cash, cash equivalents and short-term investments	446	152	47
Contract loans	1,103	957	759
Total gross investment income	246,181	213,066	184,836
Investment expenses	(5,750)	(3,946)	(3,872)
Net investment income before amortization/(accretion) of IMR	240,431	209,120	180,964
Amortization/(accretion) of IMR	(36)	138	577
Net investment income	$240,395	$209,258	$181,541

B-70	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Bonds	$16,892	$2,061	$(8,112)
Stocks	346	—	26
Other long-term investments	478	—	—
Cash, cash equivalent and short-term investments	(1)	43	5
Total before capital gain (loss) tax and transfers to IMR	17,715	2,104	(8,081)
Transfers to IMR	(11,268)	(1,411)	5,270
Capital gain/loss tax benefit (expense)	(4,547)	(1,018)	(1,728)
Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$1,900	$(325)	$(4,539)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2017	2016	2015
Other-than-temporary impairments:
Bonds	$—	$2,839	$5,968

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2017	2016	2015
Proceeds from sales	$171,380	$155,787	$59,926
Gross gains on sales	$16,648	$4,022	$477
Gross losses on sales	$1,699	$3,296	$2,759

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 6—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-71

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2017 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$7,511,076	$7,240,086	$—	$7,509,683	$1,393
Preferred stock	3,778	183	3,778	—	—
Separate account assets	5,039,136	5,052,500	2,851,861	2,187,275	—
Contract loans	27,016	27,016	—	—	27,016
Cash, cash equivalent & short term investments	102,644	102,646	2,720	99,924	—
Total	$12,683,650	$12,422,431	$2,858,359	$9,796,882	$28,409

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$3,700,451	$3,700,451	$—	$—	$3,700,451
Separate account liabilities	5,038,780	5,038,780	—	—	5,038,780
Total	$8,739,231	$8,739,231	$—	$—	$8,739,231

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2016 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$6,208,758	$6,100,510	$—	$6,206,792	$1,966
Common stock	586	586	586	—	—
Preferred stock	3,406	183	3,406	—	—
Separate account assets	5,588,545	5,605,991	2,266,908	3,321,637	—
Contract loans	23,857	23,857	—	—	23,857
Cash, cash equivalent & short term investments	28,132	28,131	11,136	16,996	—
Total	$11,853,284	$11,759,258	$2,282,036	$9,545,425	$25,823

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$2,834,923	$2,834,923	$—	$—	$2,834,923
Separate account liabilities	5,588,255	5,588,255	—	—	5,588,255
Total	$8,423,178	$8,423,178	$—	$—	$8,423,178

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2017 and 2016. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

B-72	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stocks, preferred stocks, and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash, cash equivalents, and short term assets in Level 1 consist of currency denominated in US dollars.

Level 2 financial instruments

Bonds (long term, short term, and cash equivalents) included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31 (in thousands):

	2017
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate account assets	$2,841,311	$45,245	$—	$2,886,556
Total assets at fair value	$2,841,311	$45,245	$—	$2,886,556

Total liabilities at fair value	$—	$—	$—	$—

	2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock
Industrial and miscellaneous	$586	$—	$—	$586
Separate account assets	2,237,437	44,780	—	2,282,217
Total assets at fair value	$2,238,023	$44,780	$—	$2,282,803

Total liabilities at fair value	$—	$—	$—	$—

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-73

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

For assets and liabilities held at December 31, 2017 or 2016, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2017 and 2016, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 7—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (dollars in thousands):

	2017
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,237	$—	$—	$—	$8,237	$8,152	$85	$—	8,237	0.065%	0.066%

	2016
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,152	$—	$—	$—	$8,152	$8,154	$(2)	$—	$8,152	0.068%	0.069%

Note 8—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2017		2016
	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$1,216	$1,532	$1,501	$1,900
Ordinary renewal	19,137	52,702	17,799	49,792
Total	$20,353	$54,234	$19,300	$51,692

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 9—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2017, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, group life and group annuity.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

B-74	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-1 (“SVSA-1”), Stable Value Separate Account-2 (“SVSA-2”) and Stable Value Separate Account-3 (“SVSA-3”) were established on May 14, 2012, May 21, 2012, and November 13, 2013, respectively, as non-unitized guaranteed separate accounts that support book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of these accounts are carried at amortized cost.

SVSA accounts support contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund are typically funded through the stable value fund’s cash buffer account which is held outside of the contract. In the event that the stable value fund’s cash buffer account is insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund may request that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract are paid at book value and others are paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund are typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice is provided by the plan sponsor.

SVSA contracts utilize an interest crediting formula that includes a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

The contract backed by the SVSA-2 was terminated effective December 1, 2017. The market value of the account was distributed, and the liabilities were settled. The account was subsequently closed as of December 31, 2017.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life VLI-1	Variable life	Section 4240 of the New York Insurance Law
TC Life VLI-2	Variable life	Section 4240 of the New York Insurance Law
TC Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law
TC Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law
TC Life SVSA-1	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA-2	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2017		2016
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
TC Life VLI-1	$205,739	$—	$153,300	$—
TC Life VLI-2	138,701	—	100,744	—
TC Life VA-1	2,495,996	—	1,981,259	—
TC Life MVA-1	—	46,120	—	46,914
TC Life SVSA-1	1,250,285	—	1,231,182	—
TC Life SVSA-2	—	—	922,802	—
TC Life SVSA-3	915,659	—	1,169,790	—
Total	$5,006,380	$46,120	$5,559,077	$46,914

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-75

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2017 and 2016, the general account of the Company has a maximum guarantee for separate account liabilities of $967 thousand and $1,498 thousand, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$345	$—	$389,564	$389,909
Reserves
For accounts with assets at:
Fair value	$20,613	$16,235	$2,835,900	$2,872,748
Amortized cost	2,131,339	—	—	2,131,339
Total reserves	$2,151,952	$16,235	$2,835,900	$5,004,087

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$19,513	$16,235	$—	$35,748
At fair value	2,131,339	—	2,835,900	4,967,239
Not subject to discretionary withdrawal	1,100	—	—	1,100
Total reserves	$2,151,952	$16,235	$2,835,900	$5,004,087

	2016
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations, or deposits	$296	$—	$327,375	$327,671
Reserves
For accounts with assets at:
Fair value	$19,926	$17,444	$2,230,402	$2,267,772
Amortized cost	3,256,023	—	—	3,256,023
Total reserves	$3,275,949	$17,444	$2,230,402	$5,523,795

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$19,476	$17,444	$—	$36,920
At fair value	3,256,023	—	2,230,402	5,486,425
Not subject to discretionary withdrawal	450	—	—	450
Total reserves	$3,275,949	$17,444	$2,230,402	$5,523,795

B-76	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

	2015
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations, or deposits	$403,757	$—	$374,557	$778,314
Reserves
For accounts with assets at:
Fair value	$20,804	$17,613	$1,878,761	$1,917,178
Amortized cost	3,275,936	—	—	3,275,936
Total reserves	$3,296,740	$17,613	$1,878,761	$5,193,114

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$20,804	$17,613	$—	$38,417
At fair value	3,275,936	—	1,878,761	5,154,697
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$3,296,740	$17,613	$1,878,761	$5,193,114

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2017	2016	2015
Transfers as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$399,875	$332,216	$381,946
Transfers from separate accounts	(157,965)	(142,165)	(121,515)
Net transfers to separate accounts	241,910	190,051	260,431

Reconciling adjustments:
Fund transfer exchange gain (loss)	(229)	(395)	(686)
Transfers as reported in the Company’s Statements of Operations	$241,681	$189,656	$259,745

Note 10—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also reimburses TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Reimbursements made to TIAA for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Reimbursements to TIAA	$105,924	$113,703	$120,676

Teachers Advisors, LLC, an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, provides investment advisory services and other administrative services for one or more of the Company’s insurance separate accounts, including guaranteed investment contract (GIC) separate accounts, in accordance with an Investment Management Agreement.

Reimbursement made to Advisors for services for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Reimbursements to Advisors	$4,193	$4,603	$4,724

Teachers Personal Investors Services, Inc. (“TPIS”), an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Reimbursement to TPIS and Services	$12,600	$16,556	$14,013

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-77

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2017	2016	2015
Payments to TFI	$11,750	$9,247	$10,296

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 9, 2018. As of December 31, 2017, $30,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

Note 11—federal income taxes

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on deferred tax assets at December 31, 2017 or December 31, 2016.

The components of net deferred tax assets (“DTA”) and deferred tax liabilities (“DTL”) at December 31, are as follows (in thousands):

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross deferred tax assets	$46,805	$2,986	$49,791	$64,247	$7,021	$71,268	$(17,442)	$(4,035)	$(21,477)
b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted gross deferred tax assets (a–b)	46,805	2,986	49,791	64,247	7,021	71,268	(17,442)	(4,035)	(21,477)
d) Deferred tax assets non-admitted	22,997	2,981	25,978	42,378	6,210	48,588	(19,381)	(3,229)	(22,610)
e) Subtotal net admitted deferred tax asset (c-d)	23,808	5	23,813	21,869	811	22,680	1,939	(806)	1,133
f) Deferred tax liabilities	6,802	5	6,807	1,099	205	1,304	5,703	(200)	5,503
g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$17,006	$—	$17,006	$20,770	$606	$21,376	$(3,764)	$(606)	$(4,370)

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission calculation components SSAP No. 101 (in thousands)
a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$20,770	$606	$21,376	$(20,770)	$(606)	$(21,376)
b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation.(The lesser of (b)1 and (b)2 below)	17,006	—	17,006	—	—	—	17,006	—	17,006
1. Adjusted gross DTA expected to be realized following the balance sheet date	17,006	—	17,006	—	—	—	17,006	—	17,006
2. Adjusted gross DTA allowed per limitation threshold	XX	XX	59,207	XX	XX	58,245	XX	XX	962
c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	6,802	5	6,807	1,099	205	1,304	5,703	(200)	5,503
d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$23,808	$5	$23,813	$21,869	$811	$22,680	$1,939	$(806)	$1,133

B-78	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

	2017	2016
(a) Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	750%	893%
(b) Amount Of Adjusted Capital And Surplus Used To Determine The Threshold Limitation In (b)2 Above (in thousands)	$394,535	$388,298

	12/31/2017		12/31/2016		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies: (dollars in thousands)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTA	$46,805	$2,986	$64,247	$7,021	$(17,442)	$(4,035)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTA	$23,808	$5	$21,869	$811	$1,939	$(806)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have deferred tax liabilities that are not recognized.

The Company does not use reinsurance in its tax-planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	12/31/2017	12/31/2016	12/31/2015
Current income tax:
Federal income tax expense	$9,481	$12,302	$4,198
Foreign taxes	—	—	—
Subtotal	$9,481	$12,302	$4,198
Federal income taxes expense on net capital gains	4,547	1,019	649
Other	1,426	1	424
Federal and foreign income tax expense	$15,454	$13,322	$5,271

	12/31/2017	12/31/2016	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$8,875	$12,792	$(3,917)
Deferred acquisition costs	34,544	50,060	(15,516)
Unauthorized reinsurance	2,929	1,089	1,840
Receivables—non-admitted	91	59	32
Other (including items < 5% of total ordinary tax assets)	366	247	119
Subtotal	$46,805	$64,247	$(17,442)
Non-admitted	22,997	42,378	(19,381)
Admitted ordinary deferred tax assets	$23,808	$21,869	$1,939

Capital:
Investments	$2,986	$7,021	$(4,035)
Net capital loss carry-forward	—	—	—
Subtotal	$2,986	$7,021	$(4,035)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	2,981	6,210	(3,229)
Admitted capital deferred tax assets	5	811	(806)
Admitted deferred tax assets	$23,813	$22,680	$1,133

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-79

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	12/31/2017	12/31/2016	Change
Deferred tax liabilities:
Ordinary:
Investments	$—	$490	$(490)
Reserve transition adjustment	6,524	—	6,524
Tax reserve weakening	161	302	(141)
IHA tax accounting method change	89	247	(158)
Guarantee fund assessments	28	60	(32)
Capital:
Investments	5	205	(200)
Deferred tax liabilities	$6,807	$1,304	$5,503

Net admitted deferred tax assets/liabilities	$17,006	$21,376	$(4,370)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2017, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$19,585	35.00%
Dividends received deduction	(374)	(0.67)
SAGIC—ordinary income & capital gains	(2,227)	(3.97)
Amortization of interest maintenance reserve	13	0.02
Liability for unauthorized reinsurance	(3,790)	(6.77)
Prior year true-up	937	1.67
Change in unrealized gains/losses	(201)	(0.36)
Nonadmitted Assets	(97)	(0.17)
Rate change due to Tax Cuts and Job Act	28,656	51.21
Other	(68)	(0.12)
Total	$42,434	75.84%

Federal and foreign income tax incurred—Ordinary	$10,907	19.49%
Federal and foreign income tax incurred—Capital	4,547	8.13
Rate change due to Tax Cuts and Job Act	28,656	51.21
Change in net deferred income tax charge (benefit)	(1,676)	(2.99)
Total statutory income taxes	$42,434	75.84%

At December 31, 2017, the Company had no net operating loss carry forwards or capital loss carry forwards.

Due to the Tax Cuts and Jobs Act, carryback of NOLs generated after December 31, 2017 are disallowed. Therefore, ordinary income tax paid in years 2017 and prior may not be recouped in the event of future net losses.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total
2015	$—	$—	$—
2016	—	1,019	1,019
2017	—	4,546	4,546
Total	$—	$5,565	$5,565

There were no deposits reported as admitted assets under IRC Section 6603.

B-80	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) TIAA Board of Overseers

2) ND Properties, Inc.

3) TCT Holdings, inc.

4) T-C Europe Holding, Inc.

5) Nuveen Holdings, Inc.*

6) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

7) Nuveen Investments Holdings, Inc.*

8) Nuveen Global Investments Holdings, LLC/ Nuveen Investments, Inc.*

9) Nuveen Securities, LLC*

10) Terra Land Company

11) T-C SP, Inc.

12) 730 Texas Forest Holdings, Inc.

13) JWL Properties, Inc.

14) T-Investment Properties Corp.

15) Teachers Personal Investors Services, Inc.

16) TIAA-CREF Trust Company, FSB

17) Westchester Group Investment Management, Inc.

18) Covariance Capital Management, Inc.

19) GreenWood Resources, Inc.

20) Westchester Group Asset Management, Inc.

21) Westchester Group Investment Management Holding Company, Inc.

22) Westchester Group Farm Management, Inc.

23) Westchester Group Real Estate, Inc.

24) Oleum Holding Company, Inc.

25) TIAA-CREF Tuition Financing, Inc.

26) MyVest Corporation

27) Nuveen Holdings 1, Inc.*

28) MyVest Advisors Corporation

29) EverBank Financial Corp.

30) EverInsurance, Inc.

31) AMC Holding, Inc.

32) EverBank Wealth Management, Inc.

33) Business Property Lending Inc.

34) Tygris Commercial Finance Group, Inc.

35) Elite Lender Services, Inc.

36) CustomerOne Financial Network, Inc.

37) EverBank Commercial Finance, Inc.

38) Tygris Asset Finance, Inc.

38) EverTrade Direct Brokerage, Inc.

40) Teachers Insurance and Annuity Association of America

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-81

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The Tax Cuts and Jobs Act (the “Act”) was signed into law by the President on December 22, 2017. The Act changes existing United States tax law and includes numerous provisions that will affect businesses. The Act reduces the U.S. corporate tax rate from 35% to 21%, includes several base broadening provisions, as well as, reform to the US international tax system.

The Company’s deferred tax assets and liabilities as of December 31, 2017 reflect the enacted tax rate of 21% which is expected to apply when the deferred tax assets and liabilities will be settled or realized. The change in net deferred taxes due to the re-measurement of the deferred tax assets and liabilities is $28.7 million and impacts the 2017 effective tax rate by 51.21%. Furthermore, the Company has evaluated and considered the impacts of the Act to our assessment of the realizability of our deferred tax assets and have concluded that no change as of December 31, 2017 is necessary.

In February 2018 the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act to address the application of statutory accounting principles when a reporting entity does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act.

The impact of the Act to DTA admissibility under SSAP 101 is currently under evaluation. Our net admitted DTA is computed based on reasonable estimates and guidance available as of the date of this filing.

In evaluating the impact of reform to the US international tax system, the Company has estimated that no material liability will be due for the transition tax provisions provided in the Act.

Any subsequent adjustment to these amounts will be recorded in the period when the information necessary to update the estimate becomes available.

The Company’s tax years 2010 through 2012 and 2014 through 2017 are open to examination by the IRS.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. The Company maintains additional reserves at the level of $4,000 thousand and $30,231 thousand for 2017 and 2016, respectively, based on asset adequacy and AG43 analysis. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (dollars in thousands):

	2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$35,748	$—	$35,748	0.4%
At fair value	—	2,131,339	2,496,877	4,628,216	47.6%
Total with market value adjustment or at fair value	$—	$2,167,087	$2,496,877	$4,663,964	48.0%
At book value without adjustment (minimal or no charge or adjustment)	4,882,212	—	—	4,882,212	50.3%
Not subject to discretionary withdrawal	164,391	1,100	—	165,491	1.7%
Total (gross)	$5,046,603	$2,168,187	$2,496,877	$9,711,667	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$5,046,603	$2,168,187	$2,496,877	$9,711,667

B-82	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$36,920	$—	$36,920	0.4%
At fair value	—	3,256,023	1,981,257	5,237,280	55.4%
Total with market value adjustment or at fair value	$—	$3,292,943	$1,981,257	$5,274,200	55.8%
At book value without adjustment (minimal or no charge or adjustment)	4,031,272	—	—	4,031,272	42.7%
Not subject to discretionary withdrawal	141,499	450	—	141,949	1.5%
Total (gross)	$4,172,771	$3,293,393	$1,981,257	$9,447,421	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$4,172,771	$3,293,393	$1,981,257	$9,447,421

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at base valuation assumptions.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2017 or 2016. The Company has $41,542,140 thousand and $38,707,215 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2017 and 2016, respectively. Premium deficiency reserves related to the above insurance total $16,313 thousand and $15,934 thousand at December 31, 2017 and 2016, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 13—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows (in thousands):

	Years Ended December 31,
	2017	2016	2015
Direct premiums	$857,163	$815,562	$842,146
Ceded premiums	(120,750)	(119,979)	(125,754)
Net premiums	$736,413	$695,583	$716,392

The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2017	2016	2015
Reinsurance ceded:
Insurance and annuity premiums and other considerations	$120,750	$119,979	$125,754
Policy and contract benefits	49,284	30,724	22,708
Increase in policy and contract reserves	30,359	34,154	36,514
Reserves for life and health, annuities and deposit-type contracts	577,247	546,888	512,734

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-83

Notes to statutory–basis financial statements	concluded

TIAA-CREF Life Insurance Company

Note 14—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2017	2016
Change in net unrealized capital gains (losses)	$(574)	$(281)
Change in asset valuation reserve	(6,090)	(7,183)
Change in net deferred federal income tax	(26,980)	3,910
Change in non-admitted assets	21,196	(2,044)
Change in liability for reinsurance of unauthorized companies	(10,828)	1,803
Change in surplus of separate accounts	(4,094)	(1,601)
Surplus paid in	—	50,000

During 2017, there were no contributions from TIAA to the Company. During 2016, TIAA contributed $50,000 thousand in capital to the Company to support continued business growth.

As of December 31, 2017 and 2016, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains was $202 thousand and $775 thousand, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder.

Note 15—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 16—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2018, the date the financial statements were available to be issued.

Effective January 1, 2018, the Company amended and restated its Investment Management Agreement with TIAA. Simultaneously, TIAA entered into new Investment Management Agreements with Teachers Advisors, LLC and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account.

B-84	Statement of Additional Information ∎ M Intelligent Survivorship VUL

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-85

Report of independent auditor

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2017 and 2016, and the related statutory-basis statements of operations and changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on u.s. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2018

B-86	Statement of Additional Information ∎ M Intelligent Survivorship VUL

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2017	2016

ADMITTED ASSETS
Bonds	$184,895	$185,216
Preferred stocks	338	170
Common stocks	5,680	3,391
Mortgage loans	26,597	21,101
Real estate	2,078	2,230
Cash, cash equivalents and short-term investments	640	605
Contract loans	1,680	1,587
Derivatives	244	526
Securities lending collateral assets	706	649
Other long-term investments	30,165	27,512
Investment income due and accrued	1,794	1,787
Net deferred federal income tax asset	1,964	3,208
Other assets	770	703
Separate account assets	37,596	33,757
Total admitted assets	$295,147	$282,442

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$207,664	$201,447
Dividends due to policyholders	1,884	1,932
Interest maintenance reserve	2,136	1,706
Federal income taxes payable	17	22
Asset valuation reserve	5,388	4,167
Derivatives	470	62
Payable for collateral for securities loaned	706	649
Other liabilities	2,981	3,137
Separate account liabilities	37,565	33,737
Total liabilities	258,811	246,859

Capital and contingency reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	5,041	4,000
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	31,292	31,580
Total capital and contingency reserves	36,336	35,583
Total liabilities, capital and contingency reserves	$295,147	$282,442

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-87

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2017	2016	2015

REVENUES
Insurance and annuity premiums and other considerations	$16,644	$16,595	$13,659
Annuity dividend additions	1,503	1,970	1,574
Net investment income	11,875	11,907	11,335
Other revenue	371	325	289
Total revenues	$30,393	$30,797	$26,857

BENEFITS AND EXPENSES
Policy and contract benefits	$16,206	$14,385	$14,575
Dividends to policyholders	3,212	3,813	3,334
Increase in policy and contract reserves	6,115	7,461	3,922
Net operating expenses	2,123	1,620	1,643
Net transfers to separate accounts	1,123	1,851	1,725
Total benefits and expenses	$28,779	$29,130	$25,199

Income before federal income taxes and net realized capital gains (losses)	$1,614	$1,667	$1,658
Federal income tax expense (benefit)	(4)	16	(83)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(598)	(161)	(487)
Net income	$1,020	$1,490	$1,254

B-88	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total
Balance, December 31, 2014	$3	$4,000	$29,917	$33,920
Net income	—	—	1,254	1,254
Change in net unrealized capital gains on investments	—	—	(1,433)	(1,433)
Change in asset valuation reserve	—	—	1,110	1,110
Change in net deferred income tax	—	—	(160)	(160)
Change in post-retirement benefit liability	—	—	1	1
Change in non-admitted assets:
Deferred federal income tax asset	—	—	147	147
Other assets	—	—	(104)	(104)
Balance, December 31, 2015	$3	$4,000	$30,732	$34,735

Net income	—	—	1,490	1,490
Change in net unrealized capital losses on investments	—	—	(481)	(481)
Change in asset valuation reserve	—	—	(257)	(257)
Change in net deferred income tax	—	—	(272)	(272)
Change in post-retirement benefit liability	—	—	4	4
Change in non-admitted assets:
Deferred federal income tax asset	—	—	271	271
Other assets	—	—	93	93
Balance, December 31, 2016	$3	$4,000	$31,580	$35,583

Net income	—	—	1,020	1,020
Change in net unrealized capital losses on investments	—	—	1,070	1,070
Change in asset valuation reserve	—	—	(1,221)	(1,221)
Change in net deferred income tax	—	—	(4,554)	(4,554)
Change in post-retirement benefit liability	—	—	(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	3,310	3,310
Other assets	—	—	92	92
Change in surplus notes	—	1,041	—	1,041
Balance, December 31, 2017	$3	$5,041	$31,292	$36,336

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-89

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2017	2016	2015

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$16,650	$16,599	$13,666
Net investment income	11,301	11,324	10,776
Miscellaneous income	361	317	281
Total receipts	28,312	28,240	24,723
Policy and contract benefits	16,128	14,449	14,211
Operating expenses	1,729	1,560	1,756
Dividends paid to policyholders	1,756	1,819	1,794
Federal income tax expense (benefit)	(16)	15	(108)
Net transfers to separate accounts	1,127	1,814	1,726
Total disbursements	20,724	19,657	19,379
Net cash from operations	7,588	8,583	5,344

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	27,267	25,064	22,145
Stocks	1,298	529	819
Mortgage loans and real estate	1,464	2,342	2,419
Other invested assets	2,213	2,314	2,624
Miscellaneous proceeds	52	622	333
Cost of investments acquired:
Bonds	25,622	28,844	23,440
Stocks	3,489	1,005	1,167
Mortgage loans and real estate	6,684	4,593	6,145
Other invested assets	3,923	4,457	4,047
Miscellaneous applications	1,076	191	254
Net cash used in investments	(8,500)	(8,219)	(6,713)

CASH FROM FINANCING AND OTHER
Proceeds from issuance of surplus notes	1,994	—	—
Extinguishment of surplus notes	(950)	—	—
Premium paid on extinguishment of surplus notes	(373)	—	—
Net deposits on deposit-type contracts funds	24	(7)	20
Other cash provided (applied)	252	(285)	340
Net cash from (used in) financing and other	947	(292)	360
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	35	72	(1,009)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	605	533	1,542

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$640	$605	$533

B-90	Statement of Additional Information ∎ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

			For the Years Ended December 31,
(in millions)	SSAP#	F/S Line	2017	2016	2015
Net income, NAIC SAP			$1,021	$1,491	$1,254
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1)	(1)	—
Net income, New York SAP			$1,020	$1,490	$1,254

Capital and Contingency Reserves, NAIC SAP			$36,358	$35,604	$34,755
New York SAP Prescribed Practices that is an increase/(decrease) from NAIC SAP:
Additional reserves for:
Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	(22)	(21)	(20)
Capital and contingency reserves, New York SAP			$36,336	$35,583	$34,735

The Company’s risk based capital as of December 31, 2017 and 2016 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

B-92	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Exchange Traded Funds identified in the Purposes and Procedures Manual of the NAIC Investment Analysis Office as qualifying for bond treatment are stated at fair value.

Pursuant to the NAIC adopted modifications to SSAP No. 26R, Bonds, which were effective December 31, 2017, the Company holds Securities Valuations Office (“SVO”) identified bond exchange traded funds (“ETFs”). These ETFs are reported at fair value, and the Company has not elected systematic value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP, International Financial Reporting Standards or U.S. Tax basis equity, generally measured at fair value, as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to 12 months at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, or asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures or options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. A currency translation adjustment computed at the spot rate is recorded for these foreign currency swaps as an unrealized gain or loss. The derivative component of a Replication (Synthetic Asset) Transaction (“RSAT”) is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet and carried at amortized cost. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

B-94	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non- admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2017	2016	Change
Net deferred federal income tax asset	$3,720	$7,030	$(3,310)
Furniture and electronic data processing equipment	532	583	(51)
Other long-term investments	126	141	(15)
Receivable from parent, subsidiaries and affiliates	27	28	(1)
Other	202	227	(25)
Total	$4,607	$8,009	$(3,402)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2017	2016
EDP equipment and computer software	$1,424	$1,588
Furniture and equipment and leasehold improvements	$102	$462

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”): Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in December of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2017	2016	2015
Exchange/transfer/conversion/distribution of invested assets	$5,003	$2,753	$4,302
Capitalized interest	351	310	308
Total	$5,354	$3,063	$4,610

B-96	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (“VM”) and to facilitate the implementation of Principles-Based Reserving (“PBR”), which was effective on January 1, 2017. The adoption of PBR will be phased-in over three years, and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed methods and assumptions and (b) the PBR reserve which considers a range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the in-force block of business issued prior to the effective date.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR when it becomes effective and subsequent implementations.

The Company’s state of domicile, New York, has not yet adopted PBR into law. When New York adopts PBR it will apply to the Company. Until New York adopts PBR, the Company will continue to follow New York requirements, which are formula based reserves. The Company is still evaluating the NAIC guidance and does not anticipate a material impact on surplus.

In April 2017, the NAIC adopted modifications to SSAP No. 26R, Bonds, which were effective December 31, 2017. These modifications remove SVO-identified instruments from the definition of a bond and provide separate statutory accounting guidance for these instruments, commonly referred to as SVO-Identified bond ETFs. The specific guidance for SVO-identified instruments includes a requirement for these instruments to be reported at fair value (using net asset value (“NAV”) as a practical expedient), unless the investment qualifies for, and the reporting entity elects, use of a documented systematic value approach in accordance with the guidance. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. These modifications did not have a significant impact on the Company’s financial statements.

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2017
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$32,407	$3,330	$(42)	$35,695
All other governments	5,071	473	(15)	5,529
States, territories and possessions	632	73	(1)	704
Political subdivisions of states, territories, and possessions	1,058	90	(10)	1,138
Special revenue and special assessment, non-guaranteed agencies and government	18,353	1,124	(63)	19,414
Credit tenant loans	9,324	792	(26)	10,090
Industrial and miscellaneous	116,877	7,697	(432)	124,142
Hybrids	343	73	(6)	410
Parent, subsidiaries and affiliates	830	—	(4)	826
Total	$184,895	$13,652	$(599)	$197,948

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2016
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$36,814	$3,107	$(79)	$39,842
All other governments	4,890	388	(59)	5,219
States, territories and possessions	715	70	(11)	774
Political subdivisions of states, territories, and possessions	816	35	(30)	821
Special revenue and special assessment, non-guaranteed agencies and government	16,612	1,034	(157)	17,489
Credit tenant loans	8,215	637	(71)	8,781
Industrial and miscellaneous	115,929	6,187	(1,359)	120,757
Hybrids	432	57	(17)	472
Parent, subsidiaries and affiliates	793	—	(7)	786
Total	$185,216	$11,515	$(1,790)	$194,941

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2017
Loan-backed and structured bonds	$4,983	$(42)	$4,941	$6,388	$(193)	$6,195
All other bonds	7,234	(111)	7,123	8,123	(278)	7,845
Total bonds	$12,217	$(153)	$12,064	$14,511	$(471)	$14,040
Unaffiliated common stocks	121	(4)	117	31	(8)	23
Total bonds and stocks	$12,338	$(157)	$12,181	$14,542	$(479)	$14,063

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2016
Loan-backed and structured bonds	$11,144	$(333)	$10,811	$2,457	$(137)	$2,320
All other bonds	28,164	(970)	27,194	4,182	(370)	3,812
Total bonds	$39,308	$(1,303)	$38,005	$6,639	$(507)	$6,132
Unaffiliated common stocks	177	(7)	170	118	(21)	97
Total bonds and stocks	$39,485	$(1,310)	$38,175	$6,757	$(528)	$6,229

B-98	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other–than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2017		December 31, 2016
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$2,929	$2,985	$2,741	$2,788
Due after one year through five years	24,316	25,260	21,217	22,309
Due after five years through ten years	39,020	40,492	42,787	43,657
Due after ten years	58,479	65,571	54,802	58,970
Subtotal	124,744	134,308	121,547	127,724
Residential mortgage-backed securities	31,760	33,980	35,063	37,514
Commercial mortgage-backed securities	10,358	10,503	10,685	10,857
Asset-backed securities	17,994	19,118	17,324	18,258
Exchange-traded funds	39	39	597	588
Subtotal	60,151	63,640	63,669	67,217
Total	$184,895	$197,948	$185,216	$194,941

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2017	2016
Residential mortgage-backed securities	17.2%	18.9%
Manufacturing	11.5	11.4
Public utilities	10.2	9.8
Asset-backed securities	9.7	9.4
U.S. governments	8.1	8.6
Other	7.9	7.5
Services	7.3	6.6
Finance and financial services	6.9	6.6
Revenue and special obligations	5.8	4.8
Commercial mortgage-backed securities	5.6	5.8
Oil and gas	4.4	5.0
Communications	2.7	3.0
All other governments	2.7	2.6
Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (dollars in millions):

	2017		2016
NAIC 1 and 2	$167,373	90.5%	$168,741	91.1%
NAIC 3 through 6	17,522	9.5	16,475	8.9
Total	$184,895	100.0%	$185,216	100.0%

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-99

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Sub-prime exposure: The following table presents the carrying value of the sub-prime residential mortgage-backed securities by investment grade as of December 31, (dollars in millions):

	2017		2016
NAIC 1 and 2	$1,431	98.7%	$1,918	98.3%
NAIC 3 through 6	19	1.3%	34	1.7%
Total	$1,450	100.0%	$1,952	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2017 and 2016, the Company recognized OTTI on loan-backed and structured securities of $8 million and $21 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2017	2016
Carrying amount of bonds and stocks denominated in foreign currency	$3,160	$2,542
Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$830	$793

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2017	2016
Commercial loans	$22,806	$18,003
Mezzanine loans	2,563	1,741
Residential loans	1,228	1,357
Total	$26,597	$21,101

The maximum and minimum lending rates for mortgage loans originated or purchased during 2017 and 2016 are as follows:

	2017		2016
Loan Type	Maximum	Minimum	Maximum	Minimum
Commercial loans	6.11%	2.90%	6.00%	3.03%
Mezzanine loans	9.16%	4.69%	6.26%	5.85%
Residential loans	4.15%	3.55%	4.63%	3.10%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2017 and 2016 are as follows:

	Maximum LTV
Loan Type	2017	2016
Commercial loans	79.9%	69.7%
Mezzanine loans	75.5%	76.2%
Residential loans	74.9%	80.0%

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2017 and 2016 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

B-100	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of commercial mortgage loans at December 31, are as follows (dollars in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios
2017	> 70%	< 70%	Total	% of Total
Debt service coverage ratios:
Greater than 1.20x	$2,175	$21,547	$23,722	93.1%
Less than 1.20x	483	1,161	1,644	6.5%
Construction	92	—	92	0.4%
Total	$2,750	$22,708	$25,458	100.0%

	Recorded Investment—Commercial
	Loan-to-value Ratios
2016	> 70%	< 70%	Total	% of Total
Debt service coverage ratios:
Greater than 1.20x	$2,284	$15,795	$18,079	91.3%
Less than 1.20x	699	961	1,660	8.4%
Construction	67	—	67	0.3%
Total	$3,050	$16,756	$19,806	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (dollars in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2017
Recorded investment
Current	$—	$—	$1,227	$—	$22,884	$2,574	$26,685
30–59 days past due	$—	$—	$4	$—	$—	$—	$4
60–89 days past due	$—	$—	$—	$—	$—	$—	$—
90–179 days past due	$—	$—	$1	$—	$—	$—	$1
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$4,235	$2,516	$6,751
2016
Recorded investment
Current	$—	$—	$1,359	$—	$18,058	$1,748	$21,165
30–59 days past due	$—	$—	$1	$—	$—	$—	$1
60–89 days past due	$—	$—	$—	$—	$—	$—	$—
90–179 days past due	$—	$—	$—	$—	$—	$—	$—
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$3,858	$1,704	$5,562

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-101

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2017	2016
	% of Total	% of Total
Office buildings	32.4%	32.3%
Shopping centers	28.9	28.1
Apartments	15.6	13.8
Industrial buildings	13.1	13.6
Other—commercial	5.4	5.8
Residential	4.6	6.4
Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2017		2016
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential
South Atlantic	25.1%	16.0%	26.5%	16.1%
Pacific	17.4	44.4	17.0	44.3
South Central	14.6	6.8	16.8	6.9
Middle Atlantic	15.8	14.4	16.3	14.1
North Central	8.8	3.2	11.2	3.1
New England	8.4	5.5	6.7	5.7
Other	9.9	9.7	5.5	9.8
Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV.

South Central states are AL, AR, KY, LA, MS, OK, TN and TX.

Middle Atlantic states are PA, NJ and NY.

Pacific states are AK, CA, HI, OR and WA.

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI.

New England states are CT, MA, ME, NH, RI and VT.

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2017	2016
	Carrying Value	Carrying Value
Due in one year or less	$571	$412
Due after one year through five years	5,666	3,177
Due after five years through ten years	14,749	12,425
Due after ten years	5,611	5,087
Total	$26,597	$21,101

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There are no mortgage loans with interest more than 180 days past due at December 31, 2017 or 2016.

B-102	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Mortgage loans of $43 million at December 31, 2016, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates. There were no mortgage loans due from related parties as of December 31, 2017.

Note 5—real estate

At December 31, 2017 and 2016, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $5 million of third party mortgage encumbrances as of December 31, 2017, and none for December 31, 2016.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2017	2016
	% of Total	% of Total
Industrial buildings	39.2%	38.3%
Office buildings	28.5	27.2
Apartments	19.7	18.8
Retail	7.1	6.8
Mixed-use projects	4.2	7.7
Land under development	1.3	1.2
Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2017	2016
	% of Total	% of Total
Pacific	63.0%	60.9%
South Atlantic	25.7	24.5
Middle Atlantic	8.4	7.9
South Central	2.1	2.1
North Central	0.8	4.6
Total	100.0%	100.0%

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in subsidiary, controlled and affiliated (SCA) entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2017	2016
Net carrying value of the SCA entities
Reported as common stock	$4,665	$2,080
Reported as other long-term investments	22,777	20,666
Total net carrying value	$27,442	$22,746

On June 9, 2017, the Company acquired EverBank Financial Corp (“EFC”), inclusive of its wholly-owned subsidiary EverBank, for $2,648 million. EverBank and TIAA-CREF Trust Company, FSB were subsequently combined under the legal name TIAA, FSB (the “Bank”) and will be held by the Company’s wholly-owned holding company TIAA FSB Holdings, Inc (“Holdings”).

Other than as disclosed above, for the years ended December 31, 2017, 2016 and 2015, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-103

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

As of December 31, 2017 and 2016, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31, 2017 (in millions):

2017
SCA Entities		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
TIAA FSB Holdings, Inc.		100%	$3,331	$3,331	$—

2017
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N
TIAA FSB Holdings, Inc.	Sub-1	8/24/2017	N/A	Y	N/A

The Company held bonds of affiliates at December 31, 2017 and 2016 of $848 million and $929 million, respectively.

As of December 31, 2017 and 2016, the net amount due to SCA entities was $442 million and $255 million, respectively. The net amounts are generally settled on a daily basis with the exception of several investment and operating SCA entities which settle on a monthly basis. During 2017, the Company created a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $469 million as of December 31, 2017.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or a related party that resulted in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

The Company’s carrying value in downstream non-insurance holding companies is $6,589 million and $10,115 million as of December 31, 2017 and 2016, respectively. Significant holdings as of December 31, are as follows (in millions):

	2017	2016
Subsidiary	Carrying Value	Carrying Value
TIAA Global Ag Holdco LLC	$979	$916
TIAA Super Regional Mall Member Sub LLC	824	782
TIAA Infrastructure Investments, LLC	658	289
Occator Agricultural Properties, LLC	493	441
TIAA Oil and Gas Investments, LLC	448	645
T-C Europe, LP	445	369
T-C Lux Fund Holdings LLC	358	189
TIAA-Stonepeak Investments I, LLC	312	268
T-C HV Member LLC	252	258
730 Power Development, LLC	251	102
Infra Alpha LLC	198	312
T-C Waterford Blue Lagoon LLC	197	202
T-C MV Member LLC	175	—
TIAA GTR Holdco LLC	142	75
Other	857	635
Nuveen, LLC *	—	4,632
Total	$6,589	$10,115

*	Nuveen, LLC (“Nuveen”) was formerly known as TIAA Global Asset Management, LLC. The 2017 financial statements will be audited at the holding company level, and therefore is no longer valued by the Company utilizing the look through approach defined in SSAP97.

B-104	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Note 7—other long-term investments

The components of the Company’s carrying value in other long term investments are (in millions):

	2017	2016
Affiliated other invested assets	$22,777	$20,666
Unaffiliated other invested assets	7,007	6,780
Other long-term assets	381	66
Total other long-term investments	$30,165	$27,512

As of December 31, 2017 and 2016, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2017	2016
Real Estate	$5,897	$5,258
Operating subsidiaries and affiliates	5,213	4,762
Securities	5,053	4,367
Agriculture and timber	4,399	4,458
Energy and infrastructure	2,215	1,821
Total affiliated other invested assets	$22,777	$20,666

Of the $5,213 million and $4,762 million of operating subsidiaries and affiliates as of December 31, 2017 and 2016, $5,064 million and $4,632 million were attributed to Nuveen, respectively.

As of December 31, 2017 and 2016, unaffiliated other invested assets consist primarily of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2017	2016	2015
OTTI	$454	$384	$296

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2017	2016
Other long-term investments denominated in foreign currency	$1,678	$1,765

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2017, is shown below by asset category (in millions):

	2018	In later years	Total Commitments
Bonds	$429	$82	$511
Stocks	96	60	156
Mortgage loans	413	—	413
Other long-term investments	2,067	3,576	5,643
Total	$3,005	$3,718	$6,723

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-105

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2017	2016	2015
Bonds	$8,709	$8,879	$8,823
Stocks	43	146	76
Mortgage loans	1,055	937	846
Real estate	237	222	236
Derivatives	109	57	17
Other long-term investments	2,242	2,239	1,753
Cash, cash equivalents and short-term investments	9	6	3
Total gross investment income	12,404	12,486	11,754
Less investment expenses	(723)	(725)	(685)
Net investment income before amortization of IMR	11,681	11,761	11,069
Plus amortization of IMR	194	146	266
Net investment income	$11,875	$11,907	$11,335

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2017	2016	2015
Bonds	$632	$(204)	$(380)
Stocks	(116)	16	(85)
Mortgage loans	(8)	(17)	14
Real estate	67	226	83
Derivatives	(131)	125	324
Other long-term investments	(470)	(358)	(320)
Cash, cash equivalents and short-term investments	51	(23)	(36)
Total before capital gains taxes and transfers to IMR	25	(235)	(400)
Transfers to IMR	(623)	74	(87)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(598)	$(161)	$(487)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2017	2016	2015
Other-than-temporary impairments:
Bonds	$66	$90	$274
Stocks	311	46	284
Mortgage Loans	—	2	—
Other long-term investments	454	384	296
Total	$831	$522	$854

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2017	2016	2015
Proceeds from sales	$13,664	$10,436	$6,249
Gross gains on sales	$745	$243	$120
Gross losses on sales	$122	$321	$58

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

B-106	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2017 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$197,948	$184,895	$39	$193,053	$4,856
Common stock	1,015	1,015	812	—	203
Preferred stock	406	338	43	19	344
Mortgage loans	26,742	26,597	—	—	26,742
Derivatives	291	244	—	153	138
Contract loans	1,680	1,680	—	—	1,680
Separate account assets	37,599	37,596	12,716	4,845	20,038
Cash, cash equivalents & short term investments	641	640	280	361	—
Total	$266,322	$253,005	$13,890	$198,431	$54,001

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$1,062	$1,062	$—	$—	$1,062
Separate account liabilities	37,565	37,565	—	—	37,565
Derivatives	482	470	—	482	—
Total	$39,109	$39,097	$—	$482	$38,627

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-107

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2016 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$194,941	$185,216	$588	$190,710	$3,643
Common stock	1,311	1,311	788	—	523
Preferred stock	217	170	31	18	168
Mortgage loans	21,320	21,101	—	—	21,320
Derivatives	552	526	—	516	36
Contract loans	1,587	1,587	—	—	1,587
Separate account assets	33,756	33,757	9,623	4,665	19,468
Cash, cash equivalents & short term investments	605	605	432	35	138
Total	$254,289	$244,273	$11,462	$195,944	$46,883

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$1,010	$1,010	$—	$—	$1,010
Separate account liabilities	33,737	33,737	—	—	33,737
Derivatives	77	62	—	77	—
Total	$34,824	$34,809	$—	$77	$34,747

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2017 and 2016. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bonds included in level 1 represent SVO-identified exchange traded funds that qualify for bond treatment, which are valued using quoted market prices. Cash, cash equivalents and short term investments include currency denominated in US Dollars.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

B-108	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2017
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
U.S. Government	$—	$872	$—	$872
Industrial and miscellaneous	39	79	65	183
Total bonds	$39	$951	$65	$1,055
Common stock
Industrial and miscellaneous	$812	$—	$203	$1,015
Total common stocks	$812	$—	$203	$1,015
Derivatives
Interest rate contracts	$—	$3	$—	$3
Foreign exchange contracts	—	125	—	125
Total derivatives	$—	$128	$—	$128
Separate accounts assets	$12,706	$3,887	$20,038	$36,631
Total assets at fair value	$13,557	$4,966	$20,306	$38,829

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$414	$—	$414
Commodity forwards	—	18	—	18
Credit default swaps	—	14	—	14
Total liabilities at fair value	$—	$446	$—	$446

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-109

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$130	$28	$158
Total bonds	$—	$130	$28	$158
Common stock
Industrial and miscellaneous	$788	$—	$523	$1,311
Total common stocks	$788	$—	$523	$1,311
Derivatives
Interest rate contracts	$—	$4	$—	$4
Foreign exchange contracts	—	453	—	453
Total derivatives	$—	$457	$—	$457
Separate accounts assets	$9,601	$4,054	$19,468	$33,123
Total assets at fair value	$10,389	$4,641	$20,019	$35,049

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$37	$—	$37
Credit default swaps	—	11	—	11
Total liabilities at fair value	$—	$48	$—	$48

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2017 and 2016 the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2017 (in millions):

	Beginning Balance at 1/1/2017	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2017
Bonds	$28	$68	[a]	$(35)[b]	$(6)	$11	$—	$—	$(1)	65
Common stock	523	—		(22)[c]	85	(54)	414	(739)	(4)	203
Separate account assets	19,468	—		—	(10)	327	1,087	(570)	(264)	20,038
Total	$20,019	$68		$(57)	$69	$284	$1,501	$(1,309)	$(269)	$20,306

[a]	The Company transferred bonds into Level 3 that were measured and reported at fair value.
[b]	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
[c]	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2016 (in millions):

	Beginning Balance at 1/1/2016	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2016
Bonds	$33	$29	[a]	$(36)[c]	$—	$4	$—	$—	$(2)	$28
Common stock	502	4	[b]	—	(2)	18	135	(123)	(11)	523
Preferred stock	9	—		(10)[d]	—	1	—	—	—	—
Separate account assets	17,321	—		—	(2)	572	1,708	(217)	86	19,468
Total	$17,865	$33		$(46)	$(4)	$595	$1,843	$(340)	$73	$20,019

[a]	The Company transferred bonds into Level 3 that were measured and reported at fair value.

B-110	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

[b]	The Company transferred common stocks into Level 3 due to the lack of observable market data used in the valuation of these securities.
[c]	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
[d]	The Company transferred preferred stocks out of Level 3 that were no longer measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative Information Regarding Level 3 Fair Value Measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2017 (dollars in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed maturity securities:
RMBS	$5	Discounted cash Flow	Discount rate	5.5%–8.5%	7.4%
		Market comparable	Credit analysis/market comparable	$92.50	$92.50
CMBS	$1	Market comparable	Credit analysis/market comparable	$27.23	$27.23
ABS	$34	Discounted cash Flow	Discount rate	8.7%	8.7%
		Market Comparable	Discount rate	1.7%	1.7%
Corporate and other bonds	$25	Discounted cash flow	Discount rate	14.2%	14.2%
		Market comparable	Credit analysis/market comparable	$7.15	$7.15
Equity securities:
Common stock[1]	$203	Market comparable	EBITDA multiple	9.0x–14.0x	12.1x
		Equity method	Book value multiple	1.0x	1.0x
		Market comparable	Credit analysis/market comparable	$1.00–$1000.00	$508.31

[1]	Included in Level 3 Common Stock is the Company’s holdings in FHLB of NY’s stock as described in Note 20—FHLBNY Membership and Borrowings. As prescribed in the FHLB of NY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLB of NY stock, these securities have been classified as Level 3.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate account assets:	$21,977
Real estate properties and real estate joint ventures
Office properties		Income approach—discounted cash flow	Discount rate	5.5%–8.0%	6.5%
			Terminal capitalization rate	4.5%–7.0%	5.5%
		Income approach—direct capitalization	Overall capitalization rate	3.8%–7.0%	4.8%
Industrial properties		Income approach—discounted cash flow	Discount rate	5.5%–8.9%	6.8%
			Terminal capitalization rate	4.5%–8.3%	5.5%
		Income approach—direct capitalization	Overall capitalization rate	4.0%–7.5%	5.0%
Residential properties		Income approach—discounted cash flow	Discount rate	5.0%–8.0%	6.1%
			Terminal capitalization rate	3.5%–6.5%	4.8%
		Income approach—direct capitalization	Overall capitalization rate	3.3%–6.0%	4.3%
Retail properties		Income approach—discounted cash flow	Discount rate	5.0%–10.5%	6.4%
			Terminal capitalization rate	4.3%–8.8%	5.2%
		Income approach—direct capitalization	Overall capitalization rate	3.8%–8.8%	4.7%

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-111

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage loans payable	$(2,238)
Office and industrial properties		Discounted cash flow	Loan to value ratio	37.7%–69.5%	45.6%
			Equivalency rate	3.7%–5.2%	3.9%
		Net present value	Loan to value ratio	37.7%–69.5%	45.6%
			Weighted average cost of capital risk premium multiple	1.2–1.5	1.3
Residential properties		Discounted cash flow	Loan to value ratio	28.1%–64.2%	38.6%
			Equivalency rate	3.3%–3.6%	3.4%
		Net present value	Loan to value ratio	28.1%–64.2%	38.6%
			Weighted average cost of capital risk premium multiple	1.1–1.5	1.3
Retail properties		Discounted cash flow	Loan to value ratio	17.9%–56.0%	32.7%
			Equivalency rate	3.1%–4.4%	3.8%
		Net present value	Loan to value ratio	17.9%–56.0%	32.7%
			Weighted average cost of capital risk premium multiple	1.1–1.4	1.2

Separate account real estate assets include the values of the related loan receivable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Loan receivable	$299
Office, retail and storage properties		Discounted cash flow	Loan to value ratio	59.4%–77.3%	75.1%
			Equivalency rate	4.2%–8.3%	6.2%

Additional Qualitative Information on Fair Valuation Process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral),

B-112	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily net asset value until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (dollars in millions):

	2017
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$706	$—	$26	$—	$732	$753	$(21)	$—	$732	0.24%	0.25%
FHLB capital stock	81	—	—	—	81	101	(20)	—	81	0.03%	0.03%
On deposit with states	18	—	—	—	18	18	—	—	18	0.01%	0.01%
Pledged as collateral not captured in other categories	332	—	—	—	332	79	253	—	332	0.11%	0.11%
Other restricted assets	—	—	42	—	42	46	(4)	—	42	0.01%	0.01%
Total restricted assets	$1,137	$—	$68	$—	$1,205	$997	$208	$—	$1,205	0.40%	0.41%

	2016
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$649	$—	$104	$—	$753	$853	$(100)	$—	$753	0.26%	0.27%
FHLB capital stock	101	—	—	—	101	96	5	—	101	0.03%	0.04%
On deposit with states	18	—	—	—	18	6	12	—	18	0.01%	0.01%
Pledged as collateral not captured in other categories	79	—	—	—	79	14	65	—	79	0.03%	0.03%
Other restricted assets	$—	$—	$46	$—	$46	$51	$(5)	$—	$46	0.02%	0.02%
Total restricted assets	$847	$—	$150	$—	$997	$1,020	$(23)	$—	$997	0.35%	0.37%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged. The other restricted assets represents real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (dollars in millions):

	2017
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total G/A Assets (Admitted and Nonadmitted)	BACV to Total G/A Admitted Assets
Cash, cash equivalents and short-term investments	$34	$34	0.01%	0.01%
Securities lending collateral assets	706	706	0.27%	0.27%
Total collateral assets	$740	$740	0.28%	0.28%

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-113

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2017
	Amount	% of Liability to Total G/A Liabilities
Recognized obligation to return collateral assets	$740	0.33%

	2016
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total G/A Assets (Admitted and Nonadmitted)	BACV to Total G/A Admitted Assets
Cash, cash equivalents and short-term investments	$479	$479	0.19%	0.19%
Securities lending collateral assets	649	649	0.25%	0.26%
Total collateral assets	$1,128	$1,128	0.44%	0.45%

	2016
	Amount	% of Liability to Total G/A Liabilities
Recognized obligation to return collateral assets	$1,128	0.53%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2017, counterparties pledged $94 million of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2017, the Company pledged the following collateral and margin to its counterparties, (in millions):

Cash collateral and margin	$285
Securities collateral and margin	$44

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value of all derivative contracts which, as of December 31, 2017, is $291 million.

Commodity Forward Contracts: The Company enters into crude oil forward contracts to hedge against the effect of fluctuations in crude oil prices on certain equity investments. This type of derivative instrument is traded OTC-bilateral and the Company is exposed to both market and counterparty risk. The changes in the carrying value of crude oil forward contracts are recognized as unrealized gains or losses. Derivative instruments used in economic hedging transactions that do not quality for hedge accounting treatment are accounted for at fair value.

B-114	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2017 is $283 million for which the Company posted collateral of $254 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Asset Swaps: The Company enters into an asset swap contract to exchange the cash flows of a fixed interest rate bond with a short duration for the cash flows of a fixed rate bond with a longer duration, or vice versa. The Company may also exchange the cash flows of a fixed interest rate bond for the cash flows of a variable rate bond, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held in hedging relationships or in an RSAT position. Asset swaps held in economic hedging relationships are carried and reported at fair value. Asset swaps used in accounting effective hedging relationships or replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Total Return Swaps: The Company enters into a total return swap contract to exchange a cash flow based on a fixed or variable rate in return for the total economic exposure of an underlying asset, which includes cash flows, credit risk and market risk, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held in hedging relationships or in an RSAT position. Total return swaps held in hedging relationships are carried and reported at fair value. Total return swaps used in replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The table below illustrates the effect of unrealized and realized gains and losses from derivative instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	December 31, 2017		December 31, 2016
Qualifying hedge relationships	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)
Foreign currency swap contract	$(21)	$6	$(1)	$(1)
Total qualifying hedge relationships	(21)	6	(1)	(1)
Non-qualifying hedge relationships
Commodity forwards	(18)	(40)	—	—
Foreign currency swaps	(544)	31	113	52
Foreign currency forwards	(161)	(132)	70	74
Interest rate contracts	(1)	—	(4)	—
Purchased credit default swaps	5	—	4	—
Total non-qualifying hedge relationships	$(719)	$(141)	$183	$126
Derivatives used for other than hedging purposes	—	5	—	—
Total derivatives	$(740)	$(130)	$182	$125

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. Index positions represent replications where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been sold by the Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market. The Company writes contracts on the Dow Jones North American Investment Grade Index Series 26 and 27 (DJ.NA.IG.26 and DJ.NA.IG.27, respectively), whereby the Company is obligated to perform should there be a default on any reference entity in the index.

The Company writes contracts on the “Senior” (7% to 15%) tranche of the Dow Jones North American Investment Grade Index Series 25, 27 and 29 (DJ.NA.IG.25, DJ.NA.IG.27 and DJ.NA.IG.29, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Senior” (35%–100%) tranche of the Dow Jones North American High Yield Index Series 27 (DJ.NA.HY.27), whereby the Company is obligated to perform should the default rate of the index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The values

B-116	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2017			December 31, 2016
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity
RSAT NAIC Designation
1 Highest quality	Single name credit default swaps	$5	$—	1	$5	$—	2
	Credit default swaps on indices	5,967	185	4	5,957	67	4
	Subtotal	5,972	185	4	5,962	67	4
2 High quality	Single name credit default swaps	25	—	1	25	—	2
	Credit default swaps on indices	450	10	3	450	8	4
	Subtotal	475	10	3	475	8	4
3 Medium quality	Single name credit default swaps	10	—	1	40	6	4
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	10	—	1	40	6	4
Total		$6,457	$195	4	$6,477	$81	4

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than hedging Purposes. The fair value of derivative assets and liabilities appear in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves (in millions):

		Summary of Derivative Positions
		December 31, 2017			December 31, 2016
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Effective asset swaps	Assets	$810	$—	$(36)	$—	$—	$—
	Liabilities	—	—	—	—	—	—
Foreign currency swap contracts	Assets	37	3	4	70	13	15
	Liabilities	158	(24)	(36)	168	(14)	(30)
Total qualifying hedge relationships		$1,005	$(21)	$(68)	$238	$(1)	$(15)
Non-qualifying hedge relationships
Commodity forwards	Assets	$—	$—	$—	$—	$—	$—
	Liabilities	115	(18)	(18)	—	—	—
Interest rate contracts	Assets	66	3	3	109	4	4
	Liabilities	—	—	—	—	—	—
Foreign currency swaps	Assets	1,980	123	123	3,193	363	363
	Liabilities	3,449	(341)	(341)	810	(36)	(36)
Foreign currency forwards	Assets	129	2	2	2,405	91	91
	Liabilities	2,453	(73)	(73)	68	—	—
Purchased credit default swaps	Assets	—	—	—	—	—	—
	Liabilities	521	(14)	(14)	667	(11)	(11)
Total non-qualifying hedge relationships		$8,713	$(318)	$(318)	$7,252	$411	$411
Derivatives used for other-than-hedging purposes
Written credit default swaps	Assets	$6,417	$113	$195	$6,437	$55	$80
	Liabilities	40	—	—	40	(1)	—
Asset swaps and total return swaps	Assets	35	—	—	35	—	—
	Liabilities	—	—	—	—	—	—
Total derivatives used for other-than-hedging purposes		$6,492	$113	$195	$6,512	$54	$80
Total derivatives		$16,210	$(226)	$(191)	$14,002	$464	$476

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Separate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Separate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2017	2016
TIAA Real Estate Separate Account	$25,175	$24,608
TIAA Separate Account VA-3	10,381	7,551
TIAA Separate Account VA-1	1,075	963
TIAA Stable Value	965	635
Total	$37,596	$33,757

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the Real Estate Separate Account cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

B-118	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$460	$—	$4,547	$5,007
Reserves
For accounts with assets at:
Fair value	$—	$—	$36,388	$36,388
Amortized cost	932	—	—	932
Total reserves	$932	$—	$36,388	$37,320

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$932	$—	$—	$932
At fair value	—	—	36,388	36,388
Total reserves	$932	$—	$36,388	$37,320

*	Withdrawable at book value without adjustment or charge.

	2016
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$280	$—	$4,491	$4,771
Reserves
For accounts with assets at:
Fair value	$—	$—	$32,811	$32,811
Amortized cost	614	—	—	614
Total reserves	$614	$—	$32,811	$33,425

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$614	$—	$—	$614
At fair value	—	—	32,811	32,811
Total reserves	$614	$—	$32,811	$33,425

*	Withdrawable at book value without adjustment or charge.

	2015
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$156	$—	$4,102	$4,258
Reserves
For accounts with assets at:
Fair value	$—	$—	$29,258	$29,258
Amortized cost	394	—	—	394
Total reserves	$394	$—	$29,258	$29,652

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$394	$—	$—	$394
At fair value	—	—	29,258	29,258
Total reserves	$394	$—	$29,258	$29,652

*	Withdrawable at book value without adjustment or charge.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2017	2016	2015
Transfers reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$5,296	$5,092	$4,539
Transfers from separate accounts	(4,173)	(3,241)	(2,814)
Reconciling adjustments:
Fund transfer exchange gain (loss)	—	—	—
Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,123	$1,851	$1,725

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	12/31/2017	12/31/2016
Additional Reserves for:
Deferred and payout annuity contracts issued after 2000	$4,159	$4,115

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual Renewable Term policies and Cost of Living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

As of December 31, 2017 and 2016, the Company had $364 million and $405 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (dollars in millions):

	2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$36,388	$36,388	14.9%
At book value without adjustment (minimal or no charge or adjustment)	56,466	932	—	57,398	23.5%
Not subject to discretionary withdrawal	150,005	—	—	150,005	61.6%
Total (gross)	$206,471	$932	$36,388	$243,791	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$206,471	$932	$36,388	$243,791

B-120	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$32,811	$32,811	14.0%
At book value without adjustment (minimal or no charge or adjustment)	53,544	614	—	54,158	23.2%
Not subject to discretionary withdrawal	146,757	—	—	146,757	62.8%
Total (gross)	$200,301	$614	$32,811	$233,726	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$200,301	$614	$32,811	$233,726

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and administrative services to TIAA, FSB and VA-1. Additionally, effective December 26, 2016, the Company entered into a General Service and Facilities Agreements with its wholly-owned subsidiary, Nuveen, for the Company to provide and receive general services at cost inclusive of charges for overhead.

The Company allocated expenses of $2,252 million, $2,080 million and $2,083 million to its various subsidiaries and affiliates for the years ended December 31, 2017, 2016 and 2015, respectively. These allocated expenses are not included in the Company’s net operating expenses. The expense allocation process determines the portion of the total investment and operating expenses attributable to each legal entity and each line of business within an entity. Every month the Company allocates incurred expenses to each line of business and its affiliates. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, updated and amended annually as of May 1, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, updated and amended annually as of May 1, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis in accordance with an Administrative Service Agreement, updated and amended annually as of May 1. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $808 million, $860 million, and $971 million for the years ended December 31, 2017, 2016 and 2015, respectively, are not included in the statement of operations and have no effect on the Company’s operations.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established annually and adjusted periodically. The daily fee is based on an estimate of the at-cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

The Bank services certain residential mortgage loans held by the Company. As of December 31, 2017 and 2016, the Company held $907 million and $1,004 million of residential mortgage loans serviced by the Bank, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on deferred tax assets at December 31, 2017 or December 31, 2016.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$6,586	$205	$6,791	$10,734	$621	$11,355	$(4,148)	$(416)	$(4,564)
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a–b)	6,586	205	6,791	10,734	621	11,355	(4,148)	(416)	(4,564)
d) Deferred Tax Assets Non-admitted	3,720	—	3,720	7,030	—	7,030	(3,310)	—	(3,310)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	2,866	205	3,071	3,704	621	4,325	(838)	(416)	(1,254)
f) Deferred Tax Liabilities	413	694	1,107	135	982	1,117	278	(288)	(10)
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$2,453	$(489)	$1,964	$3,569	$(361)	$3,208	$(1,116)	$(128)	$(1,244)

	12/31/2017			12/31/2016			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	1,921	43	1,964	3,101	107	3,208	(1,180)	(64)	(1,244)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,921	43	1,964	3,101	107	3,208	(1,180)	(64)	(1,244)
2. Adjusted Gross DTA Allowed per Limitation Threshold	xxx	xxx	5,151	xxx	xxx	4,851	xxx	xxx	300
c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	945	162	1,107	603	514	1,117	342	(352)	(10)
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$2,866	$205	$3,071	$3,704	$621	$4,325	$(838)	$(416)	$(1,254)

	2017	2016
Ratio percentage used to determine recovery period and threshold limitation amount	812%	990%
Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$34,340	$32,343

	12/31/2017		12/31/2016		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies: (dollars in millions)
Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage
Adjusted Gross DTAs Amount From Above	$6,586	$205	$10,734	$621	$(4,148)	$(416)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross DTAs Amount From Above	$2,866	$205	$3,704	$621	$(838)	$(416)
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	7.33%	—%	9.70%	—%	(2.37)%	—%

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which deferred tax liabilities are not recognized.

B-122	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Income taxes incurred consist of the following major components (in millions):

	12/31/2017	12/31/2016	12/31/2015
Current Income Tax:
Federal income tax expense (benefit)	$(698)	$(484)	$(603)
Foreign taxes	—	—	—
Subtotal	$(698)	$(484)	$(603)
Federal income taxes expense on net capital gains	619	1,089	405
Generation/(utilization) of loss carry-forwards	79	(605)	198
Intercompany tax sharing expense/(benefit)	11	17	(83)
Other	(15)	(1)	—
Federal and foreign income tax expense / (benefit)	$(4)	$16	$(83)

	12/31/2017	12/31/2016	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$543	$248	$295
Investments	772	1,564	(792)
Deferred acquisition costs	15	24	(9)
Policyholder dividends accrual	395	675	(280)
Fixed assets	257	387	(130)
Compensation and benefits accrual	168	253	(85)
Receivables – non-admitted	43	104	(61)
Net operating loss carry-forward	816	1,349	(533)
Tax credit carry-forward	21	42	(21)
Other (including items < 5% of total ordinary tax assets)	481	599	(118)
Intangible assets – business in force and software	3,075	5,489	(2,414)
Subtotal	$6,586	$10,734	$(4,148)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	3,720	7,030	(3,310)
Admitted ordinary deferred tax assets	$2,866	$3,704	$(838)

Capital:
Investments	$186	$621	$(435)
Real estate	19	—	19
Subtotal	$205	$621	$(416)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	—	—
Admitted capital deferred tax assets	205	621	(416)
Admitted deferred tax assets	$3,071	$4,325	$(1,254)

	12/31/2017	12/31/2016	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$—	$129	$(129)
Reserves transition adjustment	410	—	410
Other (including items < 5% of total ordinary tax liabilities)	3	6	(3)
Subtotal	$413	$135	$278
Capital:
Investments	694	982	(288)
Subtotal	$694	$982	$(288)
Deferred tax liabilities	$1,107	$1,117	$(10)

Net Deferred Tax:
Assets/Liabilities	$1,964	$3,208	$(1,244)

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2017 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$574	35.00%
Dividends received deduction	(67)	(4.09)
Amortization of interest maintenance reserve	(68)	(4.15)
Statutory impairment of affiliated common stock	108	6.59
Tax effect of unrealized capital (loss) gain	236	14.39
Rate change due to Tax Cuts and Jobs Act	3,789	231.04
Other	(22)	(1.34)
Total statutory income taxes	$4,550	277.44%

Federal and foreign income tax incurred (benefit) expense	$(4)	(0.24)%
Rate change due to Tax Cuts and Jobs Act	3,789	231.04
Change in net deferred income tax charge (benefit)	765	46.64
Total statutory income taxes	$4,550	277.44%

At December 31, 2017, the Company has net operating loss carry forwards with expiration dates through the year 2032 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2004	$157	2019
2008	1,017	2023
2012	1,291	2027
2014	445	2029
2015	787	2030
2016	2	2031
2017	187	2032
Total	$3,886

At December 31, 2017, the Company has foreign tax credit carry forwards with expiration dates through the year 2025 (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2013	$4	2023
2014	13	2024
2015	5	2025
Total	$22

At December 31, 2017, and 2016, the Company has no capital loss carry forwards.

At December 31, 2017, the Company has general business credits of $32 million generated during the years 2004 to 2016 and expiring between 2024 to 2036.

The Company did not incur federal income taxes expense for 2017 or preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) Covariance Capital Management, Inc.

B-124	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

5) CustomerOne Financial Network, Inc.

6) Elite Lender Services, Inc.

7) EverBank Commercial Finance, Inc.

8) EverBank Financial Corp.

9) EverBank Wealth Management, Inc.

10) EverInsurance, Inc.

11) EverTrade Direct Brokerage, Inc.

12) GreenWood Resources, Inc.

13) JWL Properties, Inc.

14) MyVest Advisors Corporation

15) MyVest Corporation

16) ND Properties, Inc.

17) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

18) Nuveen Holdings, Inc.*

19) Nuveen Holdings I, Inc.*

20) Nuveen Investments, Inc.*

21) Nuveen Investments Holdings, Inc.*

22) Nuveen Securities, LLC*

23) Oleum Holding Company, Inc.

24) T-C Europe Holdings, Inc.

25) T-C SP, Inc.

26) T-Investment Properties Corp.

27) TCT Holdings, Inc.

28) Teachers Personal Investors Service, Inc.

29) Terra Land Company

30) TIAA-CREF Life Insurance Company

31) TIAA Board of Overseers

32) TIAA-CREF Tuition Financing, Inc.

33) TIAA-CREF Trust Company, FSB

34) Tygris Asset Finance, Inc.

35) Tygris Commercial Finance Group, Inc.

36) Westchester Group Asset Management, Inc.

37) Westchester Group Farm Management, Inc.

38) Westchester Group Investment Management, Inc.

39) Westchester Group Investment Management Holding Company, Inc.

40) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings I, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen Holdings I, Inc. will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes are ($17) million and ($22) million at December 31, 2017 and 2016, respectively.

The Company’s tax years 2010 through 2012 and 2014 through 2017 are open to examination by the IRS.

The Tax Cuts and Jobs Act (the “Act”) was signed into law by the President on December 22, 2017. The Act changes existing United States tax law and includes numerous provisions that will affect businesses. The Act reduces the U.S. corporate tax rate from 35% to 21%, includes several base broadening provisions, as well as, reform to the US international tax system.

The Company’s deferred tax assets and liabilities as of December 31, 2017 reflect the enacted tax rate of 21% which is expected to apply when the deferred tax assets and liabilities will be settled or realized. The change in net deferred taxes due to the re-measurement of the deferred tax assets and liabilities is $3,789 million and impacts the 2017 effective tax rate by 231%. Furthermore, the Company has evaluated and considered the impacts of the Act to our assessment of the realizability of our deferred tax assets and have concluded that no change as of December 31, 2017 is necessary.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

In February 2018 the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act to address the application of statutory accounting principles when a reporting entity does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act.

The impact of the Act to DTA admissibility under SSAP 101 is currently under evaluation. Our net admitted DTA is computed based on reasonable estimates and guidance available as of the date of this filing.

In evaluating the impact of reform to the US international tax system, the Company has estimated that no material liability will be due for the transition tax provisions provided in the Act.

Any subsequent adjustment to these amounts will be recorded in the period when the information necessary to update the estimate becomes available.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $58 million, $55 million and $53 million for the years ended December 31, 2017, 2016 and 2015, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	SERP
	2017	2016	2015
Benefit obligation	$41	$42	$44
Net period benefit cost	$2	$2	$2

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2017	2016	2015
Benefit obligation	$102	$94	$104
Net period benefit cost	$1	$2	$4

Note 18—reinsurance

Reinsurance transactions included in the statutory basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2017	2016	2015
Direct premiums	$16,657	$16,608	$13,673
Ceded premiums	(13)	(14)	(14)
Net premiums	$16,644	$16,594	$13,659

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance.

B-126	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Note 19—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained a necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2017 and 2016, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2017 and 2016 that resulted in default.

As of December 31, 2017 and 2016, the Company had no outstanding repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2017, the estimated fair value of the Company’s securities on loan under the program was $689 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2017, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $706 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2017.

Of the cash collateral received from the program, $516 million is held as cash as of December 31, 2017, with the remaining $190 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$516	$516
30 Days or less	190	190
Total collateral reinvested	$706	$706

As of December 31, 2016 the estimated fair value of the Company’s securities on loan under the program was $634 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2016, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $649 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2016.

Of the cash collateral received from the program, $394 million was held as cash as of December 31, 2016, with the remaining $255 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral was liquid and could have been returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$394	$394
30 Days or less	255	255
Total collateral reinvested	$649	$649

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 20—federal home loan bank of new york membership and borrowings

The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Through its membership, the Company has the ability to conduct business activity (“Advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources, and can also be a source of contingent liquidity to meet other requirements. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $14,757 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held as of December 31, (in millions):

	2017			2016
	Total	General Account	Separate Account	Total	General Account	Separate Account
Membership stock—class A	$—	$—	$—	$—	$—	$—
Membership stock—class B	81	81	—	101	101	—
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Total	$81	$81	$—	$101	$101	$—

Membership stock at December 31, 2017 and 2016, is not eligible for redemption.

The Company did not have any borrowings outstanding as of December 31, 2017 or 2016. Therefore, no collateral was pledged by the Company to the FHLBNY as of either year end.

The following table shows the maximum collateral pledged to FHLBNY during the year ending December 31, (in millions):

	2017			2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
General account	$670	$620	$615	$627	$521	$575
Separate account	—	—	—	—	—	—
Total	$670	$620	$615	$627	$521	$575

The following table shows the maximum borrowing from FHLBNY during the year ending December 31, (in millions):

	2017			2016
	Total	General Account	Separate Account	Total	General Account	Separate Account
Debt	$615	$615	$—	$575	$575	$—
Funding agreements	—	—	—	—	—	—
Other	—	—	—	—	—	—
Total	$615	$615	$—	$575	$575	$—

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2017	2016
Change in net unrealized capital gains (losses)	$1,070	$(481)
Change in asset valuation reserve	(1,221)	(257)
Change in net deferred income tax	(4,554)	(272)
Change in non-admitted assets	3,402	364
Change in post-retirement benefit liability	(5)	4

As of December 31, 2017 and 2016, the portion of contingency reserves represented by cumulative net unrealized gains was $2,857 million and $1,787 million, gross of deferred taxes, respectively.

B-128	Statement of Additional Information ∎ M Intelligent Survivorship VUL

continued

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 8, 2017, the Company issued surplus notes in an aggregate principal amount of $2,000 million. The notes bear interest at an annual rate of 4.270%, and have a maturity date of May 15, 2047. Proceeds from the issuance of the notes were $1,994 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

In May 2017, the Company completed a tender offer in which it extinguished $950 million principal of its 6.850% surplus notes issued on December 16, 2009 and due to mature on December 16, 2039. The 2017 interest paid was $26 million and total interest paid was $481 million on the tendered notes. The Company paid a premium of $373 million due to the early redemption of these surplus notes which is reported in net operating expenses.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2017 (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Principal and/or Interest Paid Inception to Date	Date of Maturity
12/16/2009	6.850%	$1,050	$1,049	$72	$575	12/16/2039
09/18/2014	4.900%	1,650	1,649	81	242	09/15/2044
09/18/2014	4.375%*	350	349	15	46	09/15/2054
05/08/2017	4.270%	2,000	1,994	44	44	05/15/2047
Total		$5,050	$5,041	$212	$907

*	The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2017, the Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2017, the capital and surplus of TIAA-CREF Life Insurance Company was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2017.

The Company has agreed that it will cause TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), a direct wholly owned subsidiary, to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

Related to the 2014 acquisition of Nuveen Investments, Inc., Nuveen Finance, the Acquirer and an indirectly owned subsidiary of TIAA, recorded contingent purchase related liabilities which are payable based upon contractual terms during 2017 and 2018. The Company has agreed to fund these obligations in the event required payments to the Seller are not made by Nuveen Finance. Nuveen Finance paid $169 million of the liability during 2017, resulting in a remaining liability of $109 million as of December 31, 2017.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 9, 2018. As of December 31, 2017, $30 million of this facility was maintained on a committed basis, and there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2017, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,500 million committed credit facility maintained with a group of banks.

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with TIAA, FSB. This line has an expiration date of September 12, 2018. As of December 31, 2017, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, Investments, Inc. This line has an expiration date of December 30, 2018. As of December 31, 2017, there were no balances outstanding.

The Company also provides a $23 million committed line of credit to TIAA Charitable Inc. This line has an expiration date of June 28, 2047. As of December 31, 2017, there was an outstanding balance of $14 million.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2017, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

B-130	Statement of Additional Information ∎ M Intelligent Survivorship VUL

concluded

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2018, the date the financial statements were available to be issued.

Effective January 1, 2018, the Company entered into Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of TIAA’s wholly-owned subsidiary Nuveen, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company.

In association with the implementation of the Investment Management Agreements stated above, as TIAA acts as the advisor on behalf of TIAA-CREF Life, effective January 1, 2018, the Company amended and restated its Investment Management Agreement with TIAA-CREF Life.

Effective January 1, 2018, the Company entered into an Omnibus Service Agreement with its wholly-owned subsidiary Nuveen, pursuant to which Nuveen directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead.

Simultaneous with the effectiveness of the Investment Management Agreements, the Company amended the General Service and Facilities Agreement pursuant to which Nuveen provides services to the Company to remove any investment management services from the aforementioned agreement.

Effective February 6, 2018, the Company entered into a Service Agreement with TIAA, FSB for TIAA, FSB to provide general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead.

M Intelligent Survivorship VUL ∎ Statement of Additional Information	B-131

730 Third Avenue

New York, NY 10017-3206

A15448 (5/18)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)			Board of Directors Resolution establishing TIAA-CREF Life Separate Account VLI-2. (1)

(b)			Custodian Agreements.

	(1)		Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-2 and JPMorgan Chase Bank, N.A. (8)

(c)			Underwriting Contracts.

	(1)		Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (4)

	(2)		Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (4)

(d)			Contracts.

	(1)	(a)	Flexible Premium Last Survivor Variable Universal Life Insurance Policy. (7)

		(b)	Estate Protection Rider. (7)

		(c)	Policy Split Rider. (7)

		(d)	Enhanced Policy Split Rider. (7)

		(e)	Overloan Protection Endorsement (6)

		(f)	Aviation Limitation Endorsement (6)

(e)			Applications.

	(1)		Form of Application. (12)

	(2)		Next Gen M Simplified Underwriting Application (15)

(f)			Depositor’s Certificate of Incorporation and By-Laws.

	(1)		Charter of TIAA-CREF Life Insurance Company (3)

	(2)		By-laws of TIAA-CREF Life Insurance Company (3)

(g)			Reinsurance Contracts.

(h)			Participation Agreements.

	(1)		Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (4)

	(2)		Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (7)

	(3)		Participation Agreement between Vanguard Variable Insurance Fund, and the Vanguard Group, Inc, and Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company. (7)

	(4)		M Fund, Inc. Participation Agreement with TIAA-CREF Life Insurance Company. (5)

	(5)		Amendment to Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated March 1, 2012. (5)

	(6)		Amendment to Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares, dated March 1, 2012. (5)

	(7)		Amendment to Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares, dated March 19, 2012. (5)

	(8)		Amendment to Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc., dated March 7, 2012. (5)

	(9)		Amendment to Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and PIMCO Investments LLC, dated February 29, 2012. (5)

(10)	Amendment to Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC, March 1, 2012. (5)

(11)	Amendment to Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA-CREF Life Insurance Company, dated as of February 29, 2012. (5)

(12)	Amendment to Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company dated March 23, 2012. (5)

(13)	Amendment No. 3 to Administrative Services Agreement between Franklin Templeton Services, LLC and TIAA-CREF Life Insurance Company dated April 9, 2012. (5)

(14)	Amendment to Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (8)

(15)	Amendment to Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc. (8)

(16)	Amendment to Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (8)

(17)	Amendment to Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA-CREF Life Insurance Company. (8)

(18)	Amendment to Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (8)

(19)	Amendment to Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (8)

(20)	Amendment to Participation Agreement between Vanguard Variable Insurance Fund, and the Vanguard Group, Inc, and Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company. (8)

(21)	Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC. (9)

(22)	Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company. (9)

(23)	Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company. (9)

(24)	Amendment to Fund Participation Agreement between M Financial Advisers, Inc., M Holdings Securities, Inc., and TIAA-CREF Life Insurance Company. (9)

(25)	Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (9)

(26)	Amendment to Fund Participation Agreement between DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (10)

(27)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company. (11)

(28)	Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company. (13)

(29)	Amendment to Fund Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc. and TIAA-CREF Life Insurance Company. (13)

(30)	Amendment to Fund Participation Agreement among Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P, Inc. and TIAA-CREF Life Insurance Company. (13)

(31)	Amendment to Fund Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company (15)

(32)	Amendment to Fund Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (16)

	(33)	Amended and Restated Underlying Fund Agreement among DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., the DFA Investment Trust Company, Dimensional Fund Advisors LP, and TIAA-CREF Life Insurance Company. (16)

(i)		Administrative Contracts.

	(1)	Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (2)

	(2)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (2)

(j)		Other Material Contracts. Not Applicable.

(k)		Legal Opinion. Opinion and Consent of Ken Reitz, Esq. as to the legality of the securities being registered *

(l)		Actuarial Opinion. Not Applicable.

(m)		Calculation. Not Applicable.

(n)		Other Opinions.

	(1)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. *

(o)		Omitted Financial Statements. Not Applicable.

(p)		Initial Capital Agreements. Not Applicable.

(q)		Transfer and Redemption Procedures pursuant to Rule 6e-3(T)(b)(12)(iii).

	(1)	Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (8)

	(2)	Amendment to Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (12)

	(3)	Amendment to Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (13)

	(4)	Amendment to Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (15)

	(5)	Amendment to Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. *

(r)	(A)	Powers of Attorney. (12)

	(B)	Powers of Attorney (13)

	(C)	Powers of Attorney (14)

	(D)	Powers of Attorney (16)

(1)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

(2)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393).

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 23, 2012 (File Nos 333-145064 and 811-08963).

(5)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2012 (File Nos 333-179272 and 811-22659).

(6)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

(7)	Incorporated by reference to the Registration Statement on Form N-6, filed on August 3, 2012 (File Nos 333-183060 and 811-22659).

(8)	Incorporated by reference to the Registration Statement on Form N-6, filed on October 25, 2012 (File Nos 333-183060 and 811-22659).

(9)	Incorporated by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-183060 and 811-22659).

(10)	Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-1128699 and 811-10393).

(11)	Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 27, 2014 (File Nos 333-145064 and 811-08963).

(12)	Incorporated by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, filed on April 18, 2014 (File Nos 333-179272 and 811-22659).

(13)	Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed on April 28, 2015 (File Nos 333-183060 and 811-22659).

(14)	Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No 333-210342).

(15)	Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed on April 27, 2016 (File Nos 333-183060 and 811-22659).

(16)	Incorporated by reference to the Post-Effective Amendment No. 14 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393).

(17)	Incorporated by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-183060 and 811-22659).

*	Filed Herewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Christopher J. Weyrauch	Director, Chairman, President and Chief Executive Officer
Rashmi Badwe	Director
Elizabeth D. Black	Director
Sue Collins	Director, Vice President
Eric T. Jones	Director
Meredith Kornreich	Director
Russell Noles	Director
Scot Parnell	Director
Christopher Van Buren	Director
Christopher Baraks	Vice President, Corporate Tax Controller
Elizabeth Debenedictis	Vice President, Distribution
Stacy Eisenhauer	Chief Financial Officer
Carol Fracasso	Vice President, Business Management
Jeff Grant	Managing Director, Head of TIAA Life
Jorge Gutierrez	Treasurer
Peter Pisapia	Chief Compliance Officer of the Separate Account
Todd Sagmoe	Vice President, Illustration Actuary
Ken Reitz	General Counsel
Wayne Smiley	Chief Compliance Officer
Marjorie Pierre-Merritt	Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28. Persons controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Teachers Insurance and Annuity Association of America

HOLDING COMPANY SYSTEM
December 31, 2017

Seven persons serve as members of TIAA Board of Overseers
TIAA BOARD OF OVERSEERS
Teachers Insurance and Annuity Association of America (TIAA)
TIAA-CREF Life Insurance Company
TIAA-CREF Insurance Agency, LLC
TIAA FSB Holdings, Inc. and subsidiaries
Trust Preferred Security Vehicles
Everbank Funding, LLC
TIAA, FSB and its subsidiaries
TIAA-CREF Individual & Institutional Services, LLC
Oleum Holding Company, Inc.
Polar Star Canadian Oil and Gas Holding, Inc.
Polar Star Canadian Oil and Gas, Inc., Nova Star Oil and Gas Inc., Adastra Management Inc.
Real Estate Separate Account Subsidiaries
Investment Subsidiaries and Investment vehicles
TIAA-CREF Tuition Financing, Inc.
TIAA-CREF Redwood, LLC
Covariance Capital Management, Inc.
Kaspick & Company, LLC
Envisage Information Systems, LLC
TIAA GBS Holding LLC
TIAA GBS Singapore Holding Company Pte. Ltd.
TIAA Global Business Services (India) Private Limited
TIAA-CREF LPHC, LLC
TCAM DOF GP LLC and subsidiaries
TIAA-CREF Real Property Fund GP LLC and subsidiaries
TIAA GTR Holdco LLC
Global Timber Resources LLC and subsidiaries
MyVest Corporation
TIAA Global Ag Holdco LLC
TIAA-CREF Global Agriculture LLC, TIAA-CREF Global Agriculture II LLC, Global Agriculture AIV (US) LLC, Global Agriculture II AIV (US) LLC and subsidiaries
Lewis & Clark Timberlands, LP and subsidiaries
Gresham Asset Management LLC
Gresham Investment Management LLC
Gresham Investment Management Asia Pte. Ltd., GreshamQuant-ACAR Fund, L.L.C. and subsidiaries
TIAA RFS, LLC
TIAA Advisory, LLC
Nuveen, LLC
Nuveen Global Cities REIT, Inc. and subsidiary
TIAA-CREF Asset Management LLC
Nuveen Services, LLC (formerly, TGAM Services, LLC)
Nuveen Finance, LLC (formerly, TIAA Asset Management Finance Company, LLC)
Teachers Advisors, LLC and subsidiary
Nuveen Holdings 1, Inc.
Nuveen Holdings, Inc.
Nuveen Investments, Inc.
NIS/R&T, Inc.(fka Nuveen Investment Solutions, Inc.)
Nuveen Alternative Investments, LLC
Nuveen Securities, LLC
Nuveen Global Investments Holdings, LLC
Nuveen Global Investments Ltd.
Nuveen Fund Advisors, LLC
Nuveen Asset Management, LLC
Nuveen Investments Advisers, LLC
Nuveen Investments Holdings, Inc.
Symphony Asset Management LLC
Nuveen WCM Holdings, LLC
Winslow Capital Management, LLC and subsidiary
Santa Barbara Asset Management, LLC
Nuveen Tradewinds Holdings, LLC
Nuveen NWQ Holdings, LLC
NWQ Partners, LLC
NWQ Investment Management Company, LLC
Nuveen Alternative Holdings LLC (formerly, TIAA Alternative Holdings, LLC)
Teachers Personal Investors Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA International GP LLC
GTR Special Member Holdco LLC and subsidiaries
TIAA-CREF Global Agriculture Investor Fund, LP and subsidiaries
TIAA Global Ag II Special Member LLC and subsidiaries
L&C Special Member Holdco LLC
TH Real Estate Global LLC
TGAM International GP LLC
TIAA International Holdings 2 Limited
TIAA International Holdings 1 Limited
TIAA International Holdings 3 Limited
Nuveen International Holdings LLC (formerly, TIAA-CREF International Holdings LLC)
Nuveen Real Estate Limited and subsidiaries
Nuveen Investments Canada Co.
Nuveen UK Limited (formerly, TIAA Global Asset Management London Limited)
Nuveen Australia Pty Ltd. (formerly known as, TIAA Global Asset Management Australia Pty Ltd)
Nuveen Hong Kong Limited (formerly, TIAA Global Asset Management Hong Kong Limited)*
*Note: There are multiple holding companies in between this entity and Nuveen International Holdings LLC
AGR Partners LLC
AGR Services LLC
TGAM Agribusiness Fund GP LLC and subsidiaries
GTR Investor Fund GP LLC and subsidiaries
Nuveen Alternatives Advisors LLC (formerly, TIAA-CREF Alternatives Advisors, LLC)
Global Ag AIV (CN) GP LLC, TIAA Global Ag Special Member LLC, TOGA Investor Fund GP LLC, TOGA BT AIV LLC, Global Ag II AIV GP LLC, TOGA II Investor Fund GP LLC and subsidiaries
Beaver Investment Holdings LLC
T-C U.S. Super Regional Mall Fund GP LLC and subsidiaries
GreenWood Resources, Inc. and subsidiaries
U.S. Cities Fund GP LLC and subsidiaries
TH Real Estate U.S. Strategic Industrial Fund I GP, LLC and subsidiaries
Nuveen Alternatives Services LLC (formerly, TIAA-CREF Alternatives Services LLC)
Westchester Group Investment Management Holding Company, Inc.
TCAS Global Investments LLC, GAP II NZ GP Limited TIAA European Farmland Fund GP LP and subsidiaries
Westchester Group Investment Management, Inc. and subsidiaries
TH Property Holdings, L.L.C. and its subsidiaries
Churchill Asset Management LLC
TH Real Estate Global LLC and subsidiaries
CAM HR Resources LLC, Churchill Agency Services LLC, Churchill Special Member LLC, Churchill Warehouse LLC, TGAM Churchill Fund GP LLC

Item 29. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Christopher J. Weyrauch	Chief Executive Officer, Chairman of the Board
Angela Kahrmann	President, Chief Operating Officer
Pamela Lewis Marlborough	Vice President, Chief Legal Officer, Assistant Secretary
Samuel Turvey	Chief Compliance Officer
Christy R. Lee Jorge Gutierrez	Chief Financial Officer, Controller Treasurer
Marjorie Pierre-Merritt	Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Compensation From the Registrant. None

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York 10918, 11333 East 53 Street, Denver, CO 80239; State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245, and McCamish Systems LLC, Storage of Documents: Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336, Storage of Electronic Date: Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VLI-2 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th of April, 2017.

    TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

    BY: TIAA-CREF Life Insurance Company

    (On behalf of the Registrant and itself)

By:	*
Christopher J. Weyrauch President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 27, 2018, in the capacities indicated.

Signature	Title

*	President and Chief Executive Officer
Christopher J. Weyrauch

*	Chief Financial Officer (Principal Financial and Accounting Officer)
Larkin W. Fields

*	Director
Christopher J. Weyrauch

*	Director
Rashmi Badwe

*	Director
Elizabeth D. Black

*	Director
Sue Collins

*	Director
Eric T. Jones

*	Director
Meredith Kornreich

*	Director
Russell Noles

*	Director
Scot Parnell

*	Director
Christopher Van Buren

*	Director

*	Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: April 1, 2017

/s/ Kenneth W. Reitz
Kenneth W. Reitz, Esq. Attorney-in-fact

EXHIBIT INDEX

(k)	Legal Opinion

(n)(1)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm